UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2010

Item 1. Reports to Stockholders

Fidelity®
Low-Priced Stock Fund

Annual Report

July 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	18.06%	2.73%	10.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund: For the year ending July 31, 2010, the fund's Retail Class shares rose 18.06%, just short of the Russell 2000. The fund benefited versus the index from overweighting consumer discretionary - the second-best performing sector in the market - but stock selection there hurt due to a focus on the group's less-cyclical companies. A roughly 10% cash position, on average, also held back gains in an advancing market. Conversely, we had favorable stock picking and positioning in the underperforming health care sector, helped by two fund holdings being acquired at premium prices. In financials, results were boosted by security selection in insurance and positioning in banking. We missed out by having very little in real estate - which returned roughly twice as much as the benchmark. Among individual stocks, the fund was hurt by stakes in managed care company Coventry Health Care, U.K. homebuilder Barratt Developments and not owning UAL, parent company of United Airlines. Contributors included Canadian T-shirt maker Gildan Activewear and chemical producer Cytec Industries. Acquisitions of market-intelligence company IMS Health and vitamin maker NBTY also boosted results. Most of the stocks mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Low-Priced Stock	.93%
Actual		$ 1,000.00	$ 1,052.50	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class K	.81%
Actual		$ 1,000.00	$ 1,053.50	$ 4.12
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	2.9	3.3
Metro, Inc. Class A (sub. vtg.)	1.6	1.5
Oracle Corp.	1.4	1.4
Safeway, Inc.	1.4	2.1
Next PLC	1.3	1.1
Unum Group	1.3	1.1
Gildan Activewear, Inc.	1.2	1.0
Abercrombie & Fitch Co. Class A	1.2	1.0
Ross Stores, Inc.	1.2	1.1
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.1	1.3
	14.6
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.6	23.6
Information Technology	15.1	15.2
Health Care	12.2	14.6
Financials	9.2	7.3
Consumer Staples	8.7	8.7
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 88.6%		Stocks 89.1%
	Convertible Securities 0.6%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 10.8%		Short-Term Investments and Net Other Assets 10.4%
* Foreign investments	37.2%	** Foreign investments	33.5%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.3%
Auto Components - 1.6%
ASTI Corp. (e)	1,683,000	$ 5,355
Drew Industries, Inc. (a)	650,000	13,735
FCC Co. Ltd.	500,000	9,685
Federal Screw Works (a)(e)	150,000	443
Halla Climate Control Co.	100,000	1,463
Hi-Lex Corp.	1,125,000	15,555
INZI Controls Co. Ltd. (e)	1,516,000	5,524
Johnson Controls, Inc.	7,000,000	201,670
Motonic Corp. (e)	3,299,900	24,887
Murakami Corp. (e)	700,000	8,302
Musashi Seimitsu Industry Co. Ltd.	900,000	18,620
Nippon Seiki Co. Ltd.	2,300,000	25,282
Nissin Kogyo Co. Ltd.	1,100,000	16,024
Nittan Valve Co. Ltd.	360,000	1,146
Piolax, Inc. (e)	1,000,000	19,150
Samsung Climate Control Co. Ltd. (e)	460,050	2,746
Semperit AG Holding	800,000	29,779
Sewon Precision Industries Co. Ltd.	49,860	3,507
Shoei Co. Ltd.	600,000	5,929
SJM Holdings Co. Ltd. (e)	775,784	2,069
SJM Co. Ltd. (a)(e)	724,215	3,974
Strattec Security Corp. (a)(e)	342,788	7,140
Wescast Industries, Inc. Class A (sub. vtg.) (a)	200,000	1,177
Yachiyo Industry Co. Ltd.	650,000	5,039
Yutaka Giken Co. Ltd. (e)	1,347,600	29,626
		457,827
Distributors - 0.3%
Dong Suh Companies, Inc.	129,868	3,585
Doshisha Co. Ltd.	425,000	9,545
Educational Development Corp. (e)	386,892	2,074
Goodfellow, Inc. (e)	857,000	9,204
SPK Corp.	125,000	1,786
Uni-Select, Inc. (e)	1,972,100	53,679
		79,873
Diversified Consumer Services - 1.0%
Career Education Corp. (a)(d)(e)	4,600,000	112,378
Clip Corp. (e)	328,000	2,676
Corinthian Colleges, Inc. (a)(d)	150,000	1,365
Jackson Hewitt Tax Service, Inc. (a)(d)(e)	2,170,050	2,409
Kyoshin Co. Ltd. (a)	130,000	200
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Matthews International Corp. Class A	100,000	$ 3,611
Meiko Network Japan Co. Ltd.	730,000	5,186
Noah Education Holdings Ltd. ADR (a)	376,900	1,101
Regis Corp.	2,575,000	39,217
Shingakukai Co. Ltd.	200,000	595
Shuei Yobiko Co. Ltd.	125,000	678
Steiner Leisure Ltd. (a)(e)	1,650,000	70,142
Step Co. Ltd. (e)	900,000	4,801
Up, Inc. (e)	768,200	4,578
Weight Watchers International, Inc.	1,060,036	29,034
YBM Sisa.com, Inc.	699,520	4,519
		282,490
Hotels, Restaurants & Leisure - 3.1%
Aeon Fantasy Co. Ltd.	500,000	5,282
Ambassadors Group, Inc.	543,041	6,158
ARK Restaurants Corp. (e)	348,804	4,517
Benihana, Inc. (a)(e)	649,955	4,400
Benihana, Inc. Class A (sub. vtg.) (a)	551,386	3,452
Brinker International, Inc. (e)	10,257,945	161,255
CEC Entertainment, Inc. (a)(e)	2,175,046	75,539
Darden Restaurants, Inc.	2,600,000	108,914
Flanigan's Enterprises, Inc. (a)	50,357	317
Flight Centre Ltd.	700,000	11,756
Holidaybreak PLC	798,377	3,256
Ibersol SGPS SA	97,757	976
Intralot SA	850,000	3,767
Jack in the Box, Inc. (a)(e)	6,569,000	135,518
Kangwon Land, Inc.	125,000	2,093
Kura Corp. Ltd.	30,000	486
McCormick & Schmick's Seafood Restaurants (a)(e)	1,088,888	8,613
Monarch Casino & Resort, Inc. (a)(e)	1,300,000	13,845
Papa John's International, Inc. (a)(e)	2,749,964	69,657
Plenus Co. Ltd. (e)	2,950,000	45,705
Red Robin Gourmet Burgers, Inc. (a)(e)	1,532,953	32,713
Royal Caribbean Cruises Ltd. (a)	1,400,000	40,404
Ruby Tuesday, Inc. (a)(e)	6,372,030	65,122
Ruth's Hospitality Group, Inc. (a)(e)	2,347,228	9,483
Sonic Corp. (a)(e)	6,116,000	53,821
Sportscene Group, Inc. Class A (e)	400,000	4,669
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
St. Marc Holdings Co. Ltd.	480,000	$ 18,106
Tabcorp Holdings Ltd.	1,200,000	7,449
		897,273
Household Durables - 2.9%
Abbey PLC (e)	3,400,000	20,393
Barratt Developments PLC (a)(e)	84,000,199	126,805
Bellway PLC (e)	7,525,000	68,394
Blyth, Inc. (e)	888,900	35,156
Chromcraft Revington, Inc. (a)	217,146	528
Craftmade International, Inc. (a)(e)	570,026	3,278
D.R. Horton, Inc. (e)	24,300,000	267,786
Decorator Industries, Inc. (a)	125,765	170
Dixie Group, Inc. (a)	50,000	165
Dorel Industries, Inc. Class B (sub. vtg.) (e)	2,225,000	75,260
Emak SpA	402,104	2,191
Ethan Allen Interiors, Inc.	431,515	6,619
First Juken Co. Ltd.	759,200	6,017
Harman International Industries, Inc. (a)	75,000	2,281
Helen of Troy Ltd. (a)(e)	2,830,000	67,807
Henry Boot PLC (e)	10,774,000	15,208
HTL International Holdings Ltd. (e)	29,655,500	13,084
Intelligent Digital Integrated Security Co., Ltd. (e)	1,001,000	12,610
M/I Homes, Inc. (a)(e)	1,803,400	19,026
Maruzen Co., Ltd. (e)	1,325,000	7,313
P&F Industries, Inc. Class A (a)(e)	361,038	776
Sanei Architecture Planning Co. Ltd.	49,200	1,338
Schulthess Group AG	32,656	1,039
Sjaelso Gruppen AS (a)	10,000	13
Stanley Furniture Co., Inc. (a)(e)	975,354	3,736
Steinhoff International Holdings Ltd.	2,000,000	5,237
Tempur-Pedic International, Inc. (a)	2,000,000	61,340
Token Corp. (d)	574,980	16,672
		840,242
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (e)	5,100,000	24,489
PetMed Express, Inc. (d)(e)	2,425,100	38,680
		63,169
Leisure Equipment & Products - 0.3%
Accell Group NV	69,500	3,125
Aldila, Inc. (a)	10,000	40
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Arctic Cat, Inc. (a)(e)	1,220,380	$ 12,143
Brunswick Corp.	250,000	4,230
Daikoku Denki Co. Ltd.	20,000	274
Giant Manufacturing Co. Ltd.	4,700,000	16,383
JAKKS Pacific, Inc. (a)(d)(e)	2,793,139	44,076
Marine Products Corp. (a)	1,347,962	8,209
Mars Engineering Corp.	5,000	87
Miroku Corp.	300,000	545
RC2 Corp. (a)	554,356	9,175
Trigano SA (a)	135,000	2,868
		101,155
Media - 1.0%
Ascent Media Corp. (a)	645,977	17,958
Astral Media, Inc. Class A (non-vtg.)	2,850,000	100,975
Carrere Group (a)	55,000	0
Chime Communications PLC (e)	4,293,851	11,617
GFK AG	175,000	6,526
Harte-Hanks, Inc.	749,980	8,460
Intage, Inc. (e)	1,040,000	20,265
New Frontier Media, Inc. (a)(e)	1,949,400	3,178
Omnicom Group, Inc.	2,000,000	74,520
Proto Corp.	113,300	4,307
Saga Communications, Inc. Class A (a)	375,077	8,402
STW Group Ltd.	3,000,000	2,565
Tow Co. Ltd. (e)	1,223,000	6,368
TVA Group, Inc. Class B (non-vtg.)	2,000,400	23,158
		288,299
Multiline Retail - 2.2%
Dollar Tree, Inc. (a)	2,250,000	99,720
Don Quijote Co. Ltd. (d)	3,100,000	80,706
Harvey Norman Holdings Ltd. (d)	20,400,000	64,606
Izumi Co. Ltd.	30,000	389
Next PLC (e)	11,275,000	380,200
Tuesday Morning Corp. (a)(e)	3,617,259	15,771
Zakkaya Bulldog Co. Ltd.	335,000	686
		642,078
Specialty Retail - 8.1%
Abercrombie & Fitch Co. Class A (e)	8,930,000	329,874
Aeropostale, Inc. (a)	2,375,000	67,521
American Eagle Outfitters, Inc.	600,000	7,386
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
AT-Group Co. Ltd.	162,000	$ 1,640
AutoZone, Inc. (a)	900,000	190,413
bebe Stores, Inc.	1,360,000	8,092
Bed Bath & Beyond, Inc. (a)	6,600,000	250,008
Best Buy Co., Inc.	100,000	3,466
Big 5 Sporting Goods Corp.	200,000	2,748
BMTC Group, Inc. Class A (sub. vtg.)	5,969,600	122,011
Brown Shoe Co., Inc.	1,050,083	15,352
Camaieu SA	7,000	1,496
Christopher & Banks Corp.	110,070	813
Esprit Holdings Ltd.	62,294	391
Fantastic Holdings Ltd.	25,000	45
Fourlis Holdings SA	250,000	2,600
Friedmans, Inc. Class A	1,500,000	0
GameStop Corp. Class A (a)(d)	5,400,000	108,270
Glentel, Inc. (e)	990,000	15,891
Group 1 Automotive, Inc. (a)(d)(e)	1,800,000	49,896
Gulliver International Co. Ltd. (d)(e)	1,000,000	49,176
Honeys Co. Ltd. (d)(e)	1,850,000	31,038
Hot Topic, Inc.	1,650,000	8,729
I A Group Corp.	243,000	1,330
Jos. A. Bank Clothiers, Inc. (a)(d)(e)	1,825,000	107,091
Jumbo SA (e)	7,500,000	59,628
K'S Denki Corp.	1,175,000	25,872
Kyoto Kimono Yuzen Co. Ltd. (e)	1,085,000	10,797
Le Chateau, Inc. Class A (sub. vtg.) (d)	2,005,566	24,759
Leon's Furniture Ltd.	875,000	10,197
Lithia Motors, Inc. Class A (sub. vtg.) (d)	2,200,000	19,360
Macintosh Retail Group NV	125,000	2,444
MarineMax, Inc. (a)(e)	1,425,335	10,833
Mr. Bricolage SA	477,618	8,777
Nafco Co. Ltd.	1,175,000	19,918
Nishimatsuya Chain Co. Ltd. (e)	6,955,500	64,948
Oriental Watch Holdings Ltd. (e)	21,586,400	6,142
Pal Co. Ltd. (e)	800,000	32,398
Point, Inc.	25,000	1,258
Reitmans (Canada) Ltd. Class A (non-vtg.)	100,000	1,941
Right On Co. Ltd.	610,000	3,656
RONA, Inc. (a)	450,000	6,641
Ross Stores, Inc. (e)	6,250,000	329,125
SAZABY, Inc.	600,000	9,025
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
ScS Upholstery PLC (a)	2,400,000	$ 0
Second Chance Properties Ltd. (a)	9,000,000	2,283
Second Chance Properties Ltd. warrants 9/27/13 (a)	3,062,500	79
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(d)	3,028,822	29,955
Super Cheap Auto Group Ltd.	103,899	533
The Buckle, Inc. (d)	850,000	23,418
The Men's Wearhouse, Inc. (e)	3,000,000	58,380
USS Co. Ltd. (e)	2,000,000	150,419
West Marine, Inc. (a)	230,000	2,387
Williams-Sonoma, Inc.	750,045	20,034
Workman Co. Ltd. (e)	1,345,600	21,548
		2,332,032
Textiles, Apparel & Luxury Goods - 3.6%
Adolfo Dominguez SA	350,000	5,009
Arts Optical International Holdings Ltd. (e)	19,560,000	9,443
Bijou Brigitte Modische Accessoires AG	45,000	6,481
Cherokee, Inc. (d)	219,994	4,318
Columbia Sportswear Co. (d)	99,953	4,899
Delta Apparel, Inc. (a)(e)	852,200	12,587
Folli Follie SA (e)	1,850,000	43,160
Fossil, Inc. (a)(e)	6,600,000	261,360
Geox SpA (d)	150,000	841
Gildan Activewear, Inc. (a)(e)	11,500,000	353,855
Hampshire Group Ltd. (a)(e)	920,000	4,186
Handsome Co. Ltd. (e)	2,436,150	33,677
JLM Couture, Inc. (a)(e)	197,100	296
K-Swiss, Inc. Class A (a)	2,709,606	32,380
Kenneth Cole Productions, Inc. Class A (sub. vtg.) (a)	100,000	1,343
Liz Claiborne, Inc. (a)	1,375,000	6,518
Marimekko Oyj	125,000	1,817
Movado Group, Inc. (a)(e)	1,804,500	20,499
Quiksilver, Inc. (a)	2,000,000	8,940
Rocky Brands, Inc. (a)(e)	739,986	5,898
Sanei-International Co. Ltd. (e)	1,250,000	16,054
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,000,000	37,090
Sun Hing Vision Group Holdings Ltd. (e)	23,938,000	10,170
Ted Baker PLC	250,000	2,092
Texwinca Holdings Ltd.	44,000,000	45,034
Timberland Co. Class A (a)	2,823,803	49,755
Tungtex Holdings Co. Ltd. (e)	22,000,000	4,050
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Van de Velde	75,000	$ 3,299
Victory City International Holdings Ltd.	11,000,000	2,308
Volcom, Inc. (a)(d)	500,000	8,135
Youngone Corp.	350,000	2,648
Youngone Holdings Co. Ltd. (e)	850,000	19,584
Yue Yuen Industrial (Holdings) Ltd.	7,500,000	24,332
		1,042,058
TOTAL CONSUMER DISCRETIONARY		7,026,496
CONSUMER STAPLES - 8.7%
Beverages - 1.1%
Baron de Ley SA (a)	219,063	10,184
C&C Group PLC	1,200,000	5,089
Constellation Brands, Inc. Class A (sub. vtg.) (a)	13,000,100	221,782
Grupo Continental Sab de CV Series I	2,000,000	5,655
Hansen Natural Corp. (a)	1,500,000	62,835
Hite Holdings Co. Ltd.	20,000	357
		305,902
Food & Staples Retailing - 5.1%
Aoki Super Co. Ltd.	75,000	722
Belc Co. Ltd. (e)	2,086,000	21,168
Cawachi Ltd.	5,000	93
Cosmos Pharmaceutical Corp. (e)	1,830,000	46,118
Create SD Holdings Co. Ltd. (d)(e)	2,000,000	42,372
CVS Caremark Corp.	2,750,000	84,398
Daikokutenbussan Co. Ltd.	550,000	16,928
Fyffes PLC (Ireland) (e)	33,000,000	15,484
Growell Holdings Co. Ltd.	309,989	6,923
Halows Co. Ltd. (e)	1,212,700	9,822
Ingles Markets, Inc. Class A	729,860	11,868
Kroger Co.	400,000	8,472
Kusuri No Aoki Co. Ltd.	103,900	1,013
Majestic Wine PLC	450,016	2,139
Marukyu Co. Ltd.	5,000	53
Metro, Inc. Class A (sub. vtg.) (d)(e)	10,925,833	467,028
North West Co. Fund	695,000	13,373
Safeway, Inc.	19,000,000	390,260
San-A Co. Ltd.	375,000	13,776
Shinsegae Food Co. Ltd.	17,000	1,183
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Shoppers Drug Mart Corp. (d)	4,375,000	$ 149,259
Sligro Food Group NV	1,800,000	51,143
Sundrug Co. Ltd.	1,340,000	34,684
Village Super Market, Inc. Class A	161,104	4,405
Walgreen Co.	2,500,097	71,378
Yaoko Co. Ltd.	590,600	16,989
		1,481,051
Food Products - 1.4%
ARYZTA AG	1,850,000	75,666
Dean Foods Co. (a)	1,010,000	11,575
Dutch Lady Milk Industries Bhd	350,000	1,616
Food Empire Holdings Ltd. (e)	52,900,000	13,226
Fresh Del Monte Produce, Inc. (a)(e)	6,359,900	132,540
Global Bio-Chem Technology Group Co. Ltd.	73,999,253	12,004
Greggs PLC	685,000	4,776
Industrias Bachoco SA de CV sponsored ADR	2,300,000	42,780
Kerry Group PLC Class A	100,000	3,180
Nam Yang Dairy Products	11,000	4,678
Pacific Andes (Holdings) Ltd.	76,002,488	16,766
Pacific Andes (Holdings) Ltd. warrants 7/22/11 (a)	7,208,695	557
Pacific Andes International Holdings Ltd.	51,570,629	8,697
Pacific Andes International Holdings Ltd. warrants 6/15/11 (a)	9,600,000	93
People's Food Holdings Ltd.	44,000,000	21,678
President Rice Products PCL	100,000	779
Rocky Mountain Chocolate Factory, Inc. (e)	500,000	4,740
Samyang Genex Co. Ltd.	145,795	7,877
Select Harvests Ltd.	1,773,877	5,762
Smithfield Foods, Inc. (a)	1,250,000	17,813
Sunjin Co. Ltd. (a)(e)	219,900	6,926
Synear Food Holdings Ltd. (a)	39,000,000	7,313
United Food Holdings Ltd. (a)	22,400,000	1,153
Yutaka Foods Corp.	250,000	4,044
		406,239
Personal Products - 1.1%
American Oriental Bioengineering, Inc. (a)(d)	350,000	886
Atrium Innovations, Inc. (a)	429,600	6,912
CCA Industries, Inc.	235,764	1,238
Inter Parfums, Inc. (e)	1,850,000	32,283
NBTY, Inc. (a)(e)	4,600,042	247,896
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Nutraceutical International Corp. (a)(e)	1,143,504	$ 18,010
Physicians Formula Holdings, Inc. (a)(e)	1,200,534	4,046
Sarantis SA	999,952	5,461
The Female Health Co.	10,000	51
		316,783
Tobacco - 0.0%
Karelia Tobacco Co., Inc.	2,452	220
TOTAL CONSUMER STAPLES		2,510,195
ENERGY - 6.0%
Energy Equipment & Services - 2.9%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	13,397
Basic Energy Services, Inc. (a)(e)	2,600,000	24,362
Bristow Group, Inc. (a)	1,750,017	58,503
Cal Dive International, Inc. (a)	10,000	59
CE Franklin Ltd. (a)(e)	1,472,000	9,036
Dawson Geophysical Co. (a)	229,956	5,360
Divestco, Inc. (a)(e)	3,586,000	3,349
Ensign Energy Services, Inc. (d)	1,010,000	12,449
Farstad Shipping ASA (e)	2,650,000	67,630
Flint Energy Services Ltd. (a)(f)	450,000	5,730
Fugro NV (Certificaten Van Aandelen) unit	1,700,027	89,770
Global Industries Ltd. (a)	2,000,038	9,480
Gulf Island Fabrication, Inc.	99,955	1,795
Gulfmark Offshore, Inc. Class A (a)	30,000	883
Hercules Offshore, Inc. (a)	2,350,000	5,969
Hornbeck Offshore Services, Inc. (a)(e)	1,324,977	22,299
Oil States International, Inc. (a)(e)	4,984,108	228,970
Peak Energy Services Trust (a)	3,000,000	715
Peak Energy Services Trust (a)(f)	13,655,286	3,255
Precision Drilling Corp. (a)	5,650,000	42,872
ProSafe ASA	7,900,000	36,655
Prosafe Production Public Ltd. (a)	7,500,000	15,559
Solstad Offshore ASA	1,310,000	25,883
Total Energy Services, Inc. (e)	2,800,000	23,153
Unit Corp. (a)(e)	3,600,047	147,242
Wenzel Downhole Tools Ltd. (a)	145,000	188
		854,563
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 3.1%
Adams Resources & Energy, Inc. (e)	421,700	$ 8,856
AOC Holdings, Inc. (a)(e)	5,825,000	27,634
Beach Energy Ltd. (d)	25,000,000	15,156
Cimarex Energy Co.	1,000,000	68,870
Cloud Peak Energy, Inc.	2,800	43
ENI SpA	10,000,000	204,379
Frontier Oil Corp.	5,138,206	63,149
Great Eastern Shipping Co. Ltd.	2,250,000	13,982
Hankook Shell Oil Co. Ltd. (e)	70,000	10,387
Holly Corp.	100,000	2,673
Michang Oil Industrial Co. Ltd. (e)	173,900	6,785
National Energy Group, Inc. (a)	548,313	2,736
Oil Search Ltd.	10,002,522	52,857
Pebercan, Inc. (a)	1,150,000	0
Petroleum Development Corp. (a)	202,024	5,887
Rex American Resources Corp. (a)(e)	1,308,048	20,994
Stone Energy Corp. (a)	130,000	1,529
Sunoco, Inc.	1,800,000	64,206
Swift Energy Co. (a)(e)	3,500,374	90,765
Tesoro Corp.	5,000,000	64,550
Tsakos Energy Navigation Ltd.	310,000	4,582
USEC, Inc. (a)(d)(e)	8,600,000	47,558
W&T Offshore, Inc. (d)(e)	6,375,000	58,714
World Fuel Services Corp.	2,060,022	53,664
		889,956
TOTAL ENERGY		1,744,519
FINANCIALS - 9.1%
Capital Markets - 0.0%
GFI Group, Inc.	250,000	1,473
Mass Financial Corp. Class A	36,538	347
optionsXpress Holdings, Inc. (a)	10,000	156
TradeStation Group, Inc. (a)	1,250,000	7,988
		9,964
Commercial Banks - 0.9%
Anglo Irish Bank Corp. PLC (a)	9,500,373	0
Aozora Bank Ltd.	500,000	665
Bank of the Ozarks, Inc. (d)	250,342	9,375
Cathay General Bancorp (e)	4,125,000	48,510
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Center Financial Corp. (a)(e)	2,170,731	$ 11,223
CIT Group, Inc. (a)	170,000	6,181
Codorus Valley Bancorp, Inc.	86,526	718
Dimeco, Inc.	21,140	764
East West Bancorp, Inc.	4,000,000	62,360
First Bancorp, Puerto Rico (d)	2,000,000	1,130
Nara Bancorp, Inc. (a)	40,000	287
National Penn Bancshares, Inc.	1,200,000	7,992
North Valley Bancorp (a)(e)	3,166,666	5,890
Norwood Financial Corp.	27,184	748
Oba Financial Service, Inc. (a)	14,992	169
Oriental Financial Group, Inc.	1,380,000	19,541
Orrstown Financial Services, Inc.	30,000	687
Pacific Premier Bancorp, Inc. (a)(e)	948,105	4,077
Popular, Inc. (a)	18,050,072	51,804
S.Y. Bancorp, Inc. (d)	4,688	117
Sandy Spring Bancorp, Inc.	300,000	5,082
Sparebanken More (primary capital certificate)	92,008	2,651
Sparebanken Rogaland (primary capital certificate)	1,061,327	8,598
The First Bancorp, Inc. (d)	9,711	136
Vestjysk Bank AS (Reg.) (a)	105,600	1,496
Wilshire Bancorp, Inc.	200,000	1,506
		251,707
Consumer Finance - 0.1%
Aeon Credit Service (Asia) Co. Ltd.	12,400,000	10,456
First Cash Financial Services, Inc. (a)	100,000	2,398
Nicholas Financial, Inc.	200,827	1,727
Student Loan Corp.	504,774	12,670
		27,251
Diversified Financial Services - 0.0%
Korea Information Service, Inc. (e)	240,000	4,677
Newship Ltd.	2,500	157
Ricoh Leasing Co. Ltd.	10,000	240
		5,074
Insurance - 7.0%
Aegon NV (a)	38,000,000	228,284
April Group	20,000	519
Assurant, Inc.	5,575,000	207,892
Axis Capital Holdings Ltd. (e)	7,925,000	247,022
Employers Holdings, Inc.	575,156	8,938
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Endurance Specialty Holdings Ltd.	2,600,000	$ 100,334
FBL Financial Group, Inc. Class A	410,002	9,303
Fidelity National Financial, Inc. Class A	400,000	5,908
First Mercury Financial Corp.	462,951	5,305
Genworth Financial, Inc. Class A (a)	13,800,000	187,404
Hartford Financial Services Group, Inc.	5,750,000	134,608
HCC Insurance Holdings, Inc.	225,000	5,877
Lincoln National Corp.	6,300,000	164,052
National Interstate Corp.	943,738	21,055
National Western Life Insurance Co. Class A	148,870	22,950
Protective Life Corp.	1,605,000	36,096
RenaissanceRe Holdings Ltd. (e)	3,100,000	177,382
Symetra Financial Corp.	175,000	2,041
Tower Group, Inc.	352,000	7,586
Unum Group	15,950,000	363,979
Validus Holdings Ltd.	3,024,977	75,140
		2,011,675
Real Estate Investment Trusts - 0.3%
Kite Realty Group Trust	500,460	2,322
ProLogis Trust	6,660,000	72,328
VastNed Offices/Industrial NV	125,000	1,792
		76,442
Real Estate Management & Development - 0.1%
Airport Facilities Co. Ltd.	260,000	945
Devine Ltd. (a)	8,500,000	1,884
Relo Holdings Corp. (e)	823,100	12,676
Tejon Ranch Co. (a)(d)(e)	943,829	21,746
		37,251
Thrifts & Mortgage Finance - 0.7%
Bank Mutual Corp.	125,000	735
First Financial Service Corp.	102,373	681
Fox Chase Bancorp, Inc. (a)	724,419	7,005
Genworth MI Canada, Inc.	5,800,000	148,054
North Central Bancshares, Inc. (e)	134,461	2,185
Oritani Financial Corp.	50,000	500
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
The PMI Group, Inc. (a)(d)(e)	12,388,300	$ 38,775
WSB Holdings, Inc.	16,329	50
		197,985
TOTAL FINANCIALS		2,617,349
HEALTH CARE - 12.2%
Biotechnology - 0.6%
Amgen, Inc. (a)	3,000,000	163,590
Martek Biosciences (a)	135,000	2,793
Vital BioTech Holdings Ltd. (a)	15,000,000	550
		166,933
Health Care Equipment & Supplies - 1.3%
Anika Therapeutics, Inc. (a)	50,934	298
Atrion Corp.	10,000	1,444
Corin Group PLC	250,000	204
Exactech, Inc. (a)(e)	700,000	11,046
Hoshiiryou Sanki Co. Ltd. (e)	243,300	5,419
Immucor, Inc. (a)	150,000	2,883
Kinetic Concepts, Inc. (a)	2,655,266	94,288
Mani, Inc. (d)	335,000	11,784
Medical Action Industries, Inc. (a)(e)	1,634,280	22,390
Nakanishi, Inc.	271,300	26,400
Prim SA (e)	1,615,000	13,450
Span-America Medical System, Inc. (e)	254,823	4,253
St. Shine Optical Co. Ltd.	1,000,200	8,755
Symmetry Medical, Inc. (a)	400,000	3,892
Syneron Medical Ltd. (a)(e)	3,558,700	32,847
Techno Medica Co. Ltd.	86	270
Theragenics Corp. (a)(e)	3,304,620	3,999
Top Glove Corp. Bhd	1,500,000	3,128
Utah Medical Products, Inc. (d)(e)	460,000	11,436
Value Added Technlgies Co. Ltd.	100,000	850
Varian Medical Systems, Inc. (a)	100,000	5,520
Young Innovations, Inc. (e)	791,040	21,121
Zimmer Holdings, Inc. (a)	2,000,000	105,980
		391,657
Health Care Providers & Services - 9.0%
Advocat, Inc. (e)	566,360	2,662
Almost Family, Inc. (a)	160,000	4,205
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Amedisys, Inc. (a)(d)(e)	2,855,900	$ 75,024
American HomePatient, Inc. (a)(e)	1,026,500	677
AMERIGROUP Corp. (a)(e)	4,986,967	178,334
AmSurg Corp. (a)(e)	2,353,000	43,107
AS One Corp.	220,000	4,086
Centene Corp. (a)	675,000	14,384
Continucare Corp. (a)	100,043	381
Corvel Corp. (a)	100,054	3,981
Coventry Health Care, Inc. (a)(e)	14,574,627	289,015
Grupo Casa Saba SA de CV sponsored ADR (d)	1,263,900	14,029
Health Net, Inc. (a)(e)	6,500,000	153,075
Healthspring, Inc. (a)(e)	4,800,000	90,240
Healthways, Inc. (a)(e)	1,715,700	24,432
Henry Schein, Inc. (a)	150,000	7,874
Japan Medical Dynamic Marketing, Inc.	77,000	197
Kindred Healthcare, Inc. (a)	350,000	4,655
LHC Group, Inc. (a)	340,000	7,817
LifePoint Hospitals, Inc. (a)(e)	3,100,000	95,821
Lincare Holdings, Inc. (d)(e)	13,453,537	319,656
Medica Sur SA de CV	300,000	687
MEDNAX, Inc. (a)	100,000	4,715
Molina Healthcare, Inc. (a)(e)	1,300,000	38,753
National Research Corp.	2,000	50
Patterson Companies, Inc.	3,600,027	96,049
Psychemedics Corp.	40,331	363
ResCare, Inc. (a)(e)	1,738,520	17,072
The Ensign Group, Inc.	10,000	180
Triple-S Management Corp. (a)(e)	1,243,896	24,729
U.S. Physical Therapy, Inc. (a)	15,000	273
United Drug PLC:
(Ireland)	8,550,033	27,113
(United Kingdom)	518,887	1,640
UnitedHealth Group, Inc.	27,750,700	844,995
Universal American Financial Corp.	1,720,043	28,794
VCA Antech, Inc. (a)	530,000	11,045
Wellcare Health Plans, Inc. (a)	2,000,000	51,580
WellPoint, Inc. (a)	2,250,000	114,120
Win International Co., Ltd. (e)	621,904	4,260
		2,600,070
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.0%
Arrhythmia Research Technology, Inc. (e)	271,041	$ 1,355
Life Sciences Tools & Services - 0.4%
Charles River Laboratories International, Inc. (a)	1,800,000	55,944
ICON PLC sponsored ADR (a)	2,100,000	49,560
		105,504
Pharmaceuticals - 0.9%
Bukwang Pharmaceutical Co. Ltd.	60,000	662
Daewon Pharmaceutical Co. Ltd. (e)	1,290,900	6,931
Dechra Pharmaceuticals PLC	10,000	65
Endo Pharmaceuticals Holdings, Inc. (a)	5,000,039	120,051
Forest Laboratories, Inc. (a)	2,000,000	55,500
Fornix Biosciences NV (e)	475,022	2,817
Ildong Pharmaceutical Co. Ltd. (e)	501,013	15,483
Jeil Pharmaceutical Co.	673,490	7,004
KunWha Pharmaceutical Co., Ltd. (e)	325,000	3,325
KV Pharmaceutical Co. Class A (a)(d)	650,000	696
Pacific Pharmaceutical Co. Ltd.	40,000	1,043
Recordati SpA	3,140,500	23,577
Torii Pharmaceutical Co. Ltd.	620,000	10,201
Whanin Pharmaceutical Co. Ltd. (e)	1,860,000	10,851
Yuyu Pharma, Inc.	255,000	1,962
		260,168
TOTAL HEALTH CARE		3,525,687
INDUSTRIALS - 8.2%
Aerospace & Defense - 0.8%
Alabama Aircraft Industries, Inc. (a)(e)	245,280	289
CAE, Inc.	11,500,000	109,636
Ceradyne, Inc. (a)	56,360	1,310
Magellan Aerospace Corp. (a)	550,100	1,445
Moog, Inc. Class A (a)	3,000,000	107,430
		220,110
Air Freight & Logistics - 0.3%
Air T, Inc. (e)	242,988	2,457
Dynamex, Inc. (a)	199,483	2,685
Kintetsu World Express, Inc.	500,000	12,398
Pacer International, Inc. (a)(e)	1,825,017	15,038
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
Sinwa Ltd.	10,000,000	$ 2,206
Yusen Air & Sea Service Co. Ltd. (e)	4,221,500	62,425
		97,209
Airlines - 0.1%
MAIR Holdings, Inc. (a)(e)	2,000,026	0
Pinnacle Airlines Corp. (a)	841,096	4,668
Republic Airways Holdings, Inc. (a)(d)(e)	2,500,000	15,625
SkyWest, Inc.	332,138	4,135
		24,428
Building Products - 0.2%
AAON, Inc.	809,991	20,136
Insteel Industries, Inc. (e)	1,018,131	9,458
Kingspan Group PLC (Ireland) (a)	2,630,000	18,442
Kondotec, Inc. (e)	1,000,000	6,908
		54,944
Commercial Services & Supplies - 1.2%
AJIS Co. Ltd. (e)	438,500	6,926
Cintas Corp.	3,350,000	88,641
Fursys, Inc. (e)	650,000	15,635
Gl Events	40,000	1,110
HNI Corp. (d)	200,000	5,168
Knoll, Inc. (e)	4,684,016	65,717
Mitie Group PLC	15,200,006	49,777
Moshi Moshi Hotline, Inc.	300,000	6,266
Multi-Color Corp.	349,113	4,559
RPS Group PLC	1,200,000	3,670
Secom Techno Service Co. Ltd. (e)	1,298,000	38,974
United Stationers, Inc. (a)(e)	1,215,772	65,834
VICOM Ltd.	2,925,000	6,023
		358,300
Construction & Engineering - 0.7%
Arcadis NV	1,275,000	24,702
Aveng Ltd.	550,000	2,716
Chodai Co. Ltd.	97,000	257
Commuture Corp.	800,000	4,601
Daiichi Kensetsu Corp. (e)	1,640,000	13,283
Daimei Telecom Engineering Corp.	1,675,000	12,656
Dongyang Engineering & Construction Corp. (e)	210,000	2,068
EMCOR Group, Inc. (a)	749,996	19,507
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Foster Wheeler AG (a)	100,000	$ 2,302
Granite Construction, Inc.	275,000	6,394
Hanil Construction Co. Ltd. (a)	50,000	99
Heijmans NV unit (a)	10,000	158
Imtech NV	925,000	25,770
Jacobs Engineering Group, Inc. (a)	550,800	20,143
Kaneshita Construction Co. Ltd.	925,000	3,639
KHD Humboldt Wedag International AG	121,550	745
Kier Group PLC	30,000	488
Koninklijke BAM Groep NV	1,800,000	8,706
Kyeryong Construction Industrial Co. Ltd. (e)	893,000	10,684
Meisei Industrial Co. Ltd.	1,100,000	3,106
Northwest Pipe Co. (a)	444,990	8,085
Sanyo Engineering & Construction, Inc.	1,000,000	2,962
Severfield-Rowen PLC	725,000	2,479
Shinnihon Corp. (d)	1,800,000	4,686
Shinsegae Engineering & Construction Co. Ltd. (e)	314,469	3,244
ShoLodge, Inc. (a)(e)	500,627	75
Sterling Construction Co., Inc. (a)	150,000	1,859
United Integration Services Co. Ltd.	4,000,000	5,058
Vianini Lavori SpA	350,000	1,952
		192,424
Electrical Equipment - 0.6%
Aichi Electric Co. Ltd.	1,051,000	2,979
Aros Quality Group AB	260,000	1,711
AZZ, Inc. (e)	1,110,000	48,318
Belden, Inc.	40,701	972
Canare Electric Co. Ltd.	150,000	2,104
Chiyoda Integre Co. Ltd.	530,000	6,335
Deswell Industries, Inc. (e)	891,999	3,327
Draka Holding NV (a)	1,000,000	15,236
Fushi Copperweld, Inc. (a)	735,014	6,218
FW Thorpe PLC	350,000	3,294
General Cable Corp. (a)	160,000	4,246
Graphite India Ltd.	1,350,000	2,771
Hubbell, Inc. Class B	400,000	18,876
I-Sheng Electric Wire & Cable Co. Ltd.	3,300,000	5,447
Korea Electric Terminal Co. Ltd. (e)	700,000	11,541
Nexans SA	425,000	28,843
PK Cables OY	250,000	3,845
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Prysmian SpA	420,000	$ 7,105
Universal Security Instruments, Inc. (a)(e)	241,255	1,375
Zumtobel AG	350,000	6,630
		181,173
Industrial Conglomerates - 1.1%
DCC PLC (Ireland) (e)	8,310,000	204,161
Reunert Ltd.	550,000	4,453
Seaboard Corp.	50,006	75,909
Textron, Inc.	1,000,000	20,760
		305,283
Machinery - 1.4%
Aalberts Industries NV	4,700,000	70,048
Actuant Corp. Class A	275,000	5,671
American Railcar Industries, Inc.	52,184	712
ASL Marine Holdings Ltd.	3,250,000	2,055
Cascade Corp. (e)	977,229	37,301
CKD Corp. (e)	5,500,000	36,338
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,239,953	19,504
Foremost Income Fund (e)	2,141,103	12,081
Gardner Denver, Inc.	750,000	38,078
Gencor Industries, Inc. (a)	283,103	2,166
Greenbrier Companies, Inc. (a)	800,000	10,448
Hardinge, Inc. (e)	606,276	5,129
Hi-P International Ltd.	30,000,000	15,994
Hurco Companies, Inc. (a)(e)	643,998	10,858
Hwacheon Machine Tool Co. Ltd. (e)	219,900	6,805
Ihara Science Corp.	617,000	4,876
Inoue Kinzoku Kogyo Co. Ltd. (e)	1,082,000	3,731
Jaya Holdings Ltd. (a)(e)	70,500,000	33,957
Kyowakogyosyo Co.,Ltd.	122,000	1,002
Lincoln Electric Holdings, Inc.	100,000	5,522
Miller Industries, Inc. (e)	620,037	8,290
Morgan Crucible Co. PLC	10,000	34
NACCO Industries, Inc. Class A	417,200	37,147
Nadex Co. Ltd. (e)	595,000	2,444
Nichidai Corp. (a)	100,000	235
Nitta Corp.	55,000	857
NN, Inc. (a)(e)	1,120,039	6,597
S&T Holdings Co. Ltd.	610,020	7,221
Takamatsu Machinery Co., Ltd. (a)	105,000	367
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Takeuchi Manufacturing Co. Ltd. (a)	270,000	$ 3,040
Terex Corp. (a)	400,000	7,896
Tocalo Co. Ltd.	210,000	3,567
Trifast PLC (a)(e)	8,520,000	4,243
Trinity Industrial Corp.	625,000	2,379
Twin Disc, Inc. (e)	588,171	7,599
		414,192
Marine - 0.0%
Tokyo Kisen Co. Ltd. (e)	1,000,000	4,432
Professional Services - 1.1%
Boardroom Ltd.	3,000,000	1,081
Clarius Group Ltd. (a)	4,014,492	2,343
Corporate Executive Board Co.	850,000	23,945
CRA International, Inc. (a)(e)	649,972	12,492
en-japan, Inc. (a)(d)	6,100	7,672
Equifax, Inc.	5,000,171	156,705
Hays PLC	1,500,000	2,124
Hyder Consulting PLC	525,000	2,874
LECG Corp. (a)	639,396	1,368
Manpower, Inc.	100,000	4,798
RCM Technologies, Inc. (a)(e)	1,299,917	6,669
SmartPros Ltd.	125,000	319
SR Teleperformance SA	270,000	6,841
Stantec, Inc. (a)(e)	2,626,100	61,824
Synergie SA	135,000	3,449
Temp Holdings Co., Ltd. (d)	325,000	2,689
TrueBlue, Inc. (a)	210,122	2,704
VSE Corp.	156,546	5,559
		305,456
Road & Rail - 0.3%
Alps Logistics Co. Ltd. (e)	1,723,700	17,651
Con-way, Inc.	400,000	13,476
Contrans Group, Inc.:
(sub. vtg.) (f)	130,000	1,132
Class A	220,000	1,915
Hutech Norin Co. Ltd. (e)	1,043,700	8,828
Japan Logistic Systems Corp.	175,000	512
Sakai Moving Service Co. Ltd. (e)	778,000	16,519
Trancom Co. Ltd. (e)	1,032,400	18,755
Universal Truckload Services, Inc. (a)	474,513	7,208
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
US 1 Industries, Inc. (a)(e)	1,262,000	$ 1,262
Vitran Corp., Inc. (a)(g)	500,000	5,500
		92,758
Trading Companies & Distributors - 0.3%
AddTech AB (B Shares)	460,000	9,209
Grafton Group PLC unit	6,700,017	25,237
Hanwa Co. Ltd.	550,000	2,221
Houston Wire & Cable Co.	858,200	10,358
KS Energy Services Ltd. (a)	14,200,000	11,277
Otec Corp.	100,000	678
Parker Corp. (e)	2,400,000	4,443
Richelieu Hardware Ltd. (d)	375,000	9,270
Senshu Electric Co. Ltd. (e)	1,080,000	10,634
Strongco Corp. (a)(e)	809,962	2,766
Tanaka Co. Ltd.	100,000	386
TECHNO ASSOCIE CO., LTD.	180,000	1,504
Totech Corp.	178,400	658
Uehara Sei Shoji Co. Ltd.	1,118,000	4,165
Wakita & Co. Ltd.	650,000	2,414
Yamazen Co. Ltd.	1,050,000	4,434
		99,654
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,575,000	6,779
Meiko Transportation Co. Ltd.	905,000	7,770
		14,549
TOTAL INDUSTRIALS		2,364,912
INFORMATION TECHNOLOGY - 15.1%
Communications Equipment - 0.9%
Aastra Technologies Ltd.	300,000	6,692
Bel Fuse, Inc. Class A	372,293	8,470
Black Box Corp. (e)	1,981,025	60,302
Blonder Tongue Laboratories, Inc. (a)	152,040	182
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	2,252,137	6,644
ClearOne Communications, Inc. (a)(e)	1,000,503	3,032
CommScope, Inc. (a)	25,000	509
Comtech Telecommunications Corp. (a)	150,000	3,236
Ditech Networks, Inc. (a)(e)	2,200,196	2,684
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
NEC Mobiling Ltd.	270,000	$ 7,510
Nera Telecommunications Ltd.	9,000,000	2,217
NETGEAR, Inc. (a)(e)	3,534,317	84,824
Opnext, Inc. (a)	2,652,231	4,774
Optical Cable Corp. (a)(e)	537,002	1,606
TKH Group NV unit	3,030,000	60,027
		252,709
Computers & Peripherals - 2.0%
ASUSTeK Computer, Inc.	3,360,076	25,368
Compal Electronics, Inc.	70,500,000	92,457
Datapulse Technology Ltd.	1,500,000	226
Logitech International SA (a)(d)	535,000	8,421
Logitech International SA (Reg.) (a)	7,300,000	114,859
NCR Corp. (a)	10,000	137
Pegatron Corp. (a)	9,043,700	10,461
Pinnacle Technology Holdings Ltd.	700,000	465
Rimage Corp. (a)(e)	939,534	15,859
Roland DG Corp.	210,000	2,748
Seagate Technology (a)	15,000,000	188,250
Super Micro Computer, Inc. (a)(e)	2,329,810	33,642
TPV Technology Ltd.	52,500,000	33,186
Western Digital Corp. (a)	900,000	23,751
Xyratex Ltd. (a)(e)	2,899,990	37,671
		587,501
Electronic Equipment & Components - 3.9%
A&D Co. Ltd. (a)(e)	1,650,000	8,152
Beijer Electronics AB	40,000	765
CNB Technology, Inc.	110,000	670
CPI International, Inc. (a)	618,974	8,709
Daktronics, Inc. (d)	1,200,000	10,224
Delta Electronics PCL (For. Reg.)	25,000,000	20,292
Elec & Eltek International Co. Ltd.	1,300,000	3,835
Elematec Corp. (e)	1,670,000	19,478
Excel Co. Ltd. (e)	909,800	10,590
Fabrinet (a)	50,000	508
Hon Hai Precision Industry Co. Ltd. (Foxconn)	81,000,993	326,663
Huan Hsin Holdings Ltd. (a)	7,200,000	1,694
Image Sensing Systems, Inc. (a)(e)	350,000	4,214
Ingram Micro, Inc. Class A (a)	500,000	8,265
Insight Enterprises, Inc. (a)	1,681,338	24,497
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
INTOPS Co. Ltd. (e)	859,900	$ 14,650
Jurong Technologies Industrial Corp. Ltd. (a)	29,873,347	0
Kingboard Chemical Holdings Ltd.	41,000,000	189,759
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	4,100,000	1,631
Kingboard Laminates Holdings Ltd.	9,000,000	8,933
KITAGAWA INDUSTRIES CO., LTD.	100,000	937
Mesa Laboratories, Inc. (e)	317,500	7,604
Muramoto Electronic Thailand PCL (For. Reg.)	1,700,000	10,250
Nippo Ltd.	432,000	2,624
Orbotech Ltd. (a)(e)	2,449,985	26,999
Renishaw PLC	400,000	5,213
Rofin-Sinar Technologies, Inc. (a)	125,000	2,633
ScanSource, Inc. (a)(e)	2,113,033	58,277
SED International Holdings, Inc. (a)(e)	475,000	1,235
Shibaura Electronics Co. Ltd. (e)	706,000	11,355
Shinko Shoji Co. Ltd.	20,000	176
Sigmatron International, Inc. (a)(e)	381,880	2,032
SMART Modular Technologies (WWH), Inc. (a)(e)	6,200,284	33,544
Spectrum Control, Inc. (a)(e)	942,596	14,224
SYNNEX Corp. (a)(e)	3,456,470	91,216
Taitron Components, Inc. Class A (sub. vtg.) (a)	359,023	413
Tomen Electronics Corp. (e)	1,492,400	17,596
Venture Corp. Ltd. (e)	23,250,000	156,436
VST Holdings Ltd.	40,000,000	12,771
Winland Electronics, Inc. (a)(e)	337,600	257
Wireless Telecom Group, Inc. (a)(e)	1,767,712	1,308
XAC Automation Corp. (e)	5,500,000	6,242
		1,126,871
Internet Software & Services - 1.1%
AhnLab, Inc.	200,000	3,331
Artificial Life, Inc. (a)	100,000	91
Daou Technology, Inc.	1,581,290	9,827
DivX, Inc. (a)	55,429	422
eBay, Inc. (a)	8,350,007	174,599
j2 Global Communications, Inc. (a)(e)	3,763,840	88,563
Jorudan Co. Ltd.	115,000	1,018
Meetic	1,000	28
Melbourne IT Ltd.	2,050,000	3,932
Monster Worldwide, Inc. (a)(d)	1,300,043	17,837
NetGem SA	700,000	2,783
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Perficient, Inc. (a)	200,000	$ 1,730
Rentabiliweb Group SA	10,000	85
Softbank Technology Corp. (e)	640,000	4,932
UANGEL Corp. (e)	1,200,000	4,860
United Internet AG	50,000	619
		314,657
IT Services - 3.0%
Accenture PLC Class A	500,000	19,820
ALTEN	530,000	15,577
Amdocs Ltd. (a)	8,000,000	218,640
Argo Graphics, Inc.	515,000	5,721
Calian Technologies Ltd. (e)	778,500	13,632
Computer Services, Inc.	160,000	3,400
Convergys Corp. (a)	2,499,970	27,925
CSE Global Ltd. (e)	39,855,000	28,135
EOH Holdings Ltd.	3,300,000	5,112
Groupe Steria SCA	1,005	27
Heartland Payment Systems, Inc. (e)	2,650,023	41,817
HIQ International AB	900,000	3,965
Indra Sistemas SA (d)(e)	10,350,000	169,160
Know IT AB (e)	925,000	7,144
Mastek Ltd. (e)	2,025,000	11,403
Matsushita Electric Works Information Systems Co. Ltd.	350,000	9,027
NeuStar, Inc. Class A (a)	350,000	8,131
Patni Computer Systems Ltd. sponsored ADR	1,950,000	43,037
Rolta India Ltd.	500,000	1,823
SAIC, Inc. (a)	50,000	832
SinoCom Software Group Ltd. (e)	68,316,000	10,378
Softcreate Co., Ltd.	55,000	580
Syntel, Inc.	375,000	15,473
The Western Union Co.	100,000	1,623
Total System Services, Inc. (e)	13,150,606	196,076
Wright Express Corp. (a)	10,000	350
		858,808
Office Electronics - 0.3%
Xerox Corp.	10,000,000	97,400
Semiconductors & Semiconductor Equipment - 0.8%
Axcelis Technologies, Inc. (a)	4,999,957	8,350
Axell Corp. (d)	590,000	19,661
Diodes, Inc. (a)(e)	3,700,253	65,420
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ELMOS Semiconductor AG (a)(d)(e)	1,175,000	$ 12,533
Gennum Corp. (e)	2,734,980	18,864
KEC Holdings Co. Ltd. (e)	1,399,999	2,285
Lasertec Corp.	335,000	4,070
Leeno Industrial, Inc.	200,000	2,342
Melexis NV (a)(e)	3,300,000	41,290
Miraial Co. Ltd.	150,000	4,044
Nextchip Co. Ltd.	129,981	1,841
Novatek Microelectronics Corp.	1,100,000	2,913
Photronics, Inc. (a)	1,100,010	4,972
Powertech Technology, Inc.	5,000,000	15,318
Sunplus Technology Co. Ltd. (a)	7,000,000	5,219
Telechips, Inc. (e)	1,057,600	6,867
Trio-Tech International (a)(e)	322,543	1,293
UKC Holdings Corp. (e)	925,000	12,576
Varitronix International Ltd. (e)	32,340,000	9,992
Y. A. C. Co., Ltd.	300,000	2,721
		242,571
Software - 3.1%
ANSYS, Inc. (a)(e)	5,100,000	229,245
Aveva Group PLC	35,000	730
ClickSoftware Technologies Ltd. (a)	75,000	435
Cybernet Systems Co. Ltd. (e)	20,500	6,540
DMX Technologies Group Ltd. (a)	4,000,000	1,029
DTS Corp.	200,000	2,381
ebix.com, Inc. (a)(d)(e)	1,760,015	29,234
Epicor Software Corp. (a)	1,860,328	14,399
Exact Holdings NV	725,000	16,858
Geodesic Ltd.	3,750,000	7,122
Hudson Soft Co. Ltd.	700,000	2,397
ICT Automatisering NV (a)(e)	874,000	4,729
IGE + XAO SA	15,000	430
Infomedia Ltd.	1,200,000	277
Jack Henry & Associates, Inc.	1,800,432	45,731
KSK Co., Ltd. (e)	434,700	3,420
MICROS Systems, Inc. (a)	400,295	14,323
MicroStrategy, Inc. Class A (a)	40,000	3,320
Net 1 UEPS Technologies, Inc. (a)	550,000	8,003
NSD Co. Ltd.	250,000	2,708
Nucleus Software Exports Ltd.	1,050,000	3,217
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	17,000,000	$ 401,880
Pervasive Software, Inc. (a)	389,813	1,871
Pro-Ship, Inc.	50,000	751
Progress Software Corp. (a)(e)	2,200,282	65,788
Sage Group PLC	100,000	375
Shanda Games Ltd. sponsored ADR	250,042	1,658
Societe Pour L'Informatique Industrielle SA (d)	836,022	4,740
Springsoft, Inc.	10,000,922	9,755
SWORD Group	158,618	5,323
Vasco Data Security International, Inc. (a)	825,466	5,258
VIC Tokai Corp.	25,000	208
		894,135
TOTAL INFORMATION TECHNOLOGY		4,374,652
MATERIALS - 4.2%
Chemicals - 2.4%
Aditya Birla Chemicals India Ltd.	1,065,901	2,313
American Vanguard Corp.	1,250,005	10,688
Aronkasei Co. Ltd.	483,000	1,900
C. Uyemura & Co. Ltd. (e)	626,200	27,497
Chase Corp. (e)	853,155	11,995
Core Molding Technologies, Inc. (a)	314,306	1,763
Cytec Industries, Inc.	1,300,000	64,896
Deepak Fertilisers and Petrochemicals Corp. Ltd. (e)	5,200,000	16,440
Deepak Nitrite Ltd.	350,027	1,525
Dongbu Fine Chemical Co. Ltd.	100,000	1,408
EcoGreen Fine Chemical Group Ltd. (e)	41,738,000	11,445
FMC Corp.	2,000,000	124,980
Fujikura Kasei Co., Ltd. (e)	2,889,700	17,754
Gujarat Narmada Valley Fertilizers Co.	2,000,000	4,950
Gujarat State Fertilizers & Chemicals Ltd.	1,400,000	8,631
Honshu Chemical Industry Co., Ltd. (e)	700,000	3,645
Innospec, Inc. (a)(e)	2,024,985	22,275
KPC Holdings Corp.	43,478	1,937
Kpx Chemical Co. Ltd.	163,083	6,853
Methanex Corp.	750,300	16,853
Miwon Commercial Co. Ltd.	20,850	1,604
Muto Seiko Co. Ltd.	150,000	1,644
OM Group, Inc. (a)(e)	2,269,800	61,285
SK Kaken Co. Ltd.	250,000	6,798
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Soken Chemical & Engineer Co. Ltd. (e)	805,000	$ 13,022
T&K Toka Co. Ltd.	350,000	4,418
Thai Carbon Black PCL (For. Reg.)	11,200,000	11,602
Thai Rayon PCL (For. Reg.)	3,000,000	6,702
Yara International ASA	5,200,000	196,065
Yip's Chemical Holdings Ltd. (e)	34,002,000	34,407
		697,295
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	850,700	4,552
Mitani Sekisan Co. Ltd.	944,600	5,454
Titan Cement Co. SA (Reg.)	550,000	11,806
		21,812
Containers & Packaging - 0.4%
Chuoh Pack Industry Co. Ltd.	221,000	1,816
Kohsoku Corp. (e)	1,721,800	14,225
Silgan Holdings, Inc.	2,600,000	73,892
Starlite Holdings Ltd.	3,000,000	197
The Pack Corp. (e)	1,625,000	30,723
Vidrala SA	69,316	1,689
		122,542
Metals & Mining - 1.3%
Avocet Mining PLC (a)	1,250,000	2,416
Blue Earth Refineries, Inc.	274,309	244
Chubu Steel Plate Co. Ltd.	50,000	283
Commercial Metals Co.	400,000	5,756
Compania de Minas Buenaventura SA sponsored ADR	3,000,000	115,830
Gerdau SA sponsored ADR	3,500,000	51,240
Horsehead Holding Corp. (a)(e)	2,650,000	20,299
HudBay Minerals, Inc. (a)	5,000,000	62,357
Industrias Penoles SA de CV	2,200,000	45,973
Korea Steel Shapes Co. Ltd.	42,000	2,077
Orosur Mining, Inc. (a)	1,515,000	442
Orvana Minerals Corp. (a)	2,300,000	3,311
Pacific Metals Co. Ltd. (d)	1,250,000	8,982
Sherritt International Corp.	1,250,000	8,281
Synalloy Corp.	300,013	2,775
Tohoku Steel Co. Ltd. (e)	595,000	5,645
Tokyo Kohtetsu Co. Ltd.	54,600	291
Tokyo Tekko Co. Ltd. (e)	4,600,000	11,231
Universal Stainless & Alloy Products, Inc. (a)(e)	424,587	9,689
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Webco Industries, Inc. (a)	9,122	$ 575
Yamato Kogyo Co. Ltd.	250,000	6,098
		363,795
Paper & Forest Products - 0.0%
Gunns Ltd.	750,000	465
Stella-Jones, Inc.	200,000	5,363
		5,828
TOTAL MATERIALS		1,211,272
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
Atlantic Tele-Network, Inc. (e)	1,338,800	59,858
Wireless Telecommunication Services - 0.1%
Okinawa Cellular Telephone Co.	209	413
SK Telecom Co. Ltd. sponsored ADR (d)	1,900,000	31,122
		31,535
TOTAL TELECOMMUNICATION SERVICES		91,393
UTILITIES - 0.5%
Electric Utilities - 0.2%
Allegheny Energy, Inc.	3,000,000	68,400
Gas Utilities - 0.1%
Hokuriku Gas Co.	1,600,000	4,202
Keiyo Gas Co. Ltd.	606,000	2,489
KyungDong City Gas Co. Ltd.	139,700	4,973
Otaki Gas Co. Ltd.	700,000	3,402
UGI Corp.	200,000	5,392
		20,458
Independent Power Producers & Energy Traders - 0.2%
Constellation Energy Group, Inc.	1,000,033	31,601
Mega First Corp. Bhd (e)	17,160,300	9,001
		40,602
TOTAL UTILITIES		129,460
TOTAL COMMON STOCKS (Cost $19,876,421)		25,595,935
Preferred Stocks - 0.4%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.3%
Johnson Controls, Inc. 11.50%	500,000	$ 85,000
FINANCIALS - 0.1%
Commercial Banks - 0.1%
East West Bancorp, Inc. Series A, 8.00%	3,195	3,918
Oriental Financial Group, Inc. Series C (g)	16,885	14,326
		18,244
Insurance - 0.0%
Hartford Financial Services Group, Inc. Series F 7.25%	516,600	12,615
TOTAL FINANCIALS		30,859
TOTAL CONVERTIBLE PREFERRED STOCKS		115,859
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Hite Holdings Co. Ltd.	40,494	582
Food Products - 0.0%
Nam Yang Dairy Products	4,917	948
TOTAL CONSUMER STAPLES		1,530
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Pacific Pharmaceutical Co. Ltd.	9,230	211
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	600,000	3,810
TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,551
TOTAL PREFERRED STOCKS (Cost $64,074)		121,410
Convertible Bonds - 0.2%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
USEC, Inc. 3% 10/1/14	$ 37,150	$ 29,378
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Textron, Inc. 4.5% 5/1/13	8,170	14,047
TOTAL CONVERTIBLE BONDS (Cost $42,571)		43,425
Money Market Funds - 11.5%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	2,989,039,992	2,989,040
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	337,644,719	337,645
TOTAL MONEY MARKET FUNDS (Cost $3,326,685)		3,326,685
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $10,249)	$ 10,249	10,249
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $23,320,000)		29,097,704
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(203,066)
NET ASSETS - 100%		$ 28,894,638
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,117,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,826,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Oriental Financial Group, Inc.Series C	4/29/10	$ 16,885
Vitran Corp., Inc.	9/17/09	$ 4,250
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$10,249,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 4,095
Banc of America Securities LLC	1,549
Barclays Capital, Inc.	4,605
$ 10,249
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 6,311
Fidelity Securities Lending Cash Central Fund	11,748
Total	$ 18,059
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A&D Co. Ltd.	$ 10,352	$ -	$ 564	$ -	$ 8,152
Abbey PLC	21,806	-	-	-	20,393
Abercrombie & Fitch Co. Class A	248,840	17,083	12,085	6,189	329,874
Adams Resources & Energy, Inc.	6,494	-	-	211	8,856
Advocat, Inc.	1,039	1,128	-	134	2,662
Air T, Inc.	760	1,856	-	76	2,457
AJIS Co. Ltd.	9,246	-	-	198	6,926
Alabama Aircraft Industries, Inc.	294	-	-	-	289
Alps Logistics Co. Ltd.	14,757	-	-	611	17,651
Amedisys, Inc.	56,111	44,847	911	-	75,024
American HomePatient, Inc.	521	-	418	-	677
AMERIGROUP Corp.	115,872	7,045	-	-	178,334
AmSurg Corp.	48,519	-	-	-	43,107
ANSYS, Inc.	162,552	-	4,447	-	229,245
AOC Holdings, Inc.	55,113	754	821	-	27,634
Arctic Cat, Inc.	7,518	-	-	-	12,143
ARK Restaurants Corp.	4,444	-	-	610	4,517
Arrhythmia Research Technology, Inc.	959	-	-	16	1,355
Arts Optical International Holdings Ltd.	3,613	4,153	-	255	9,443
ASTI Corp.	4,625	-	-	171	5,355
Atlantic Tele-Network, Inc.	56,136	-	-	1,072	59,858
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Axcelis Technologies, Inc.	$ 5,680	$ -	$ 9,502	$ -	$ -
Axis Capital Holdings Ltd.	219,241	6,547	-	6,451	247,022
AZZ, Inc.	43,013	-	-	833	48,318
Barratt Developments PLC	83,406	163,146	-	-	126,805
Basic Energy Services, Inc.	27,338	-	12,914	-	24,362
Bed Bath & Beyond, Inc.	527,181	-	327,790	-	-
Belc Co. Ltd.	15,371	3,069	-	565	21,168
Belluna Co. Ltd.	16,592	5,579	-	645	24,489
Bellway PLC	92,404	-	-	1,092	68,394
Benihana, Inc.	4,570	576	-	-	4,400
Black Box Corp.	54,419	-	-	475	60,302
Blyth, Inc.	37,716	-	-	1,067	35,156
Brinker International, Inc.	143,936	23,601	-	4,683	161,255
Bristow Group, Inc.	86,060	-	32,329	-	-
C. Uyemura & Co. Ltd.	27,085	42	-	346	27,497
CAE, Inc.	92,252	2,830	25,669	1,394	-
Calian Technologies Ltd.	11,025	1,395	-	1,067	13,632
Career Education Corp.	119,184	5,253	21,078	-	112,378
Cascade Corp.	26,527	222	4,458	94	37,301
Cathay General Bancorp	21,888	15,582	-	138	48,510
CE Franklin Ltd.	4,115	4,112	-	-	9,036
CEC Entertainment, Inc.	66,362	-	3,892	-	75,539
Center Financial Corp.	447	7,800	-	-	11,223
Chase Corp.	9,914	-	-	171	11,995
Chime Communications PLC	5,413	5,158	-	287	11,617
Chimney Co. Ltd.	15,869	-	21,873	-	-
CKD Corp.	30,753	257	4,248	361	36,338
ClearOne Communications, Inc.	2,831	-	-	-	3,032
Clip Corp.	2,433	383	-	99	2,676
Columbus McKinnon Corp. (NY Shares)	16,591	1,207	-	-	19,504
Cosmos Pharmaceutical Corp.	11,126	27,762	-	309	46,118
Cossette, Inc. (sub. vtg.)	4,865	-	8,053	-	-
Coventry Health Care, Inc.	330,602	4,663	-	-	289,015
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
CRA International, Inc.	$ 9,426	$ 8,387	$ 2,004	$ -	$ 12,492
Craftmade International, Inc.	1,664	-	-	-	3,278
Create SD Holdings Co. Ltd.	22,426	19,063	-	795	42,372
CSE Global Ltd.	17,583	1,701	-	1,016	28,135
Cybernet Systems Co. Ltd.	8,255	-	-	290	6,540
Cytec Industries, Inc.	118,289	-	158,208	219	-
D.R. Horton, Inc.	281,637	-	-	3,644	267,786
Daewon Pharmaceutical Co. Ltd.	-	6,934	-	-	6,931
Daiichi Kensetsu Corp.	9,650	2,588	-	235	13,283
Daktronics, Inc.	16,132	4,020	10,428	194	-
Dataram Corp.	1,254	-	3,310	-	-
DCC PLC (Ireland)	176,375	1,414	-	7,361	204,161
Decorator Industries, Inc.	144	-	158	-	-
Deepak Fertilisers and Petrochemicals Corp. Ltd.	2,594	7,624	-	502	16,440
Delta Apparel, Inc.	7,264	-	105	-	12,587
Deswell Industries, Inc.	2,542	575	-	134	3,327
Diodes, Inc.	75,409	-	8,836	-	65,420
Ditech Networks, Inc.	4,398	-	1,704	-	2,684
Divestco, Inc.	2,059	5	-	-	3,349
DivX, Inc.	11,664	-	13,863	-	-
Dongyang Engineering & Construction Corp.	1,905	1,242	-	66	2,068
Dorel Industries, Inc. Class B (sub. vtg.)	8,470	54,538	-	639	75,260
East West Bancorp, Inc.	49,826	-	20,150	195	-
ebix.com, Inc.	17,422	7,786	-	-	29,234
EcoGreen Fine Chemical Group Ltd.	4,831	5,467	-	189	11,445
Edge Petroleum Corp.	1,189	-	273	-	-
Educational Development Corp.	1,685	81	-	148	2,074
Elematec Corp.	14,185	5,288	-	420	19,478
ELMOS Semiconductor AG	2,309	5,336	1,245	-	12,533
EuroBancshares, Inc.	2,304	-	442	-	-
Exactech, Inc.	10,082	-	157	-	11,046
Excel Co. Ltd.	9,703	-	-	278	10,590
Farstad Shipping ASA	49,128	3,980	-	921	67,630
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Federal Screw Works	$ 300	$ -	$ -	$ -	$ 443
First Bancorp, Puerto Rico	22,630	-	2,843	-	-
Folli Follie SA	19,723	20,262	-	-	43,160
Food Empire Holdings Ltd.	9,703	1,522	-	386	13,226
Footstar, Inc.	2,036	-	2,074	-	-
Foremost Income Fund	7,797	3,108	-	683	12,081
Fornix Biosciences NV	4,739	112	-	1,986	2,817
Fossil, Inc.	175,455	-	2,524	-	261,360
Fresh Del Monte Produce, Inc.	136,065	98	-	-	132,540
Fujikura Kasei Co., Ltd.	14,194	1,088	-	396	17,754
Fursys, Inc.	5,349	9,240	-	176	15,635
Fyffes PLC (Ireland)	542	19,660	-	524	15,484
Gennum Corp.	7,186	3,441	-	301	18,864
Gildan Activewear, Inc.	200,895	-	15,759	-	353,855
Glentel, Inc.	8,147	3,947	-	498	15,891
Goodfellow, Inc.	5,950	-	-	634	9,204
Greenbrier Companies, Inc.	15,473	-	9,186	-	-
Group 1 Automotive, Inc.	42,717	8,997	290	-	49,896
Gulliver International Co. Ltd.	61,705	-	3,412	786	49,176
Halows Co. Ltd.	6,208	2,655	-	117	9,822
Hampshire Group Ltd.	2,530	-	-	-	4,186
Handsome Co. Ltd.	23,610	-	-	418	33,677
Hankook Shell Oil Co. Ltd.	5,465	-	744	1,114	10,387
Hardinge, Inc.	1,221	1,547	-	11	5,129
Health Net, Inc.	89,298	1,597	5,154	-	153,075
Healthspring, Inc.	33,495	36,882	-	-	90,240
Healthways, Inc.	21,299	3,909	-	-	24,432
Heartland Payment Systems, Inc.	20,467	8,955	-	101	41,817
Helen of Troy Ltd.	65,565	1,326	4,939	-	67,807
Henry Boot PLC	13,230	-	-	416	15,208
Hitachi Systems & Services Ltd.	32,157	-	32,076	-	-
Honeys Co. Ltd.	4,447	9,628	-	192	31,038
Honshu Chemical Industry Co., Ltd.	1,741	1,329	-	63	3,645
Hornbeck Offshore Services, Inc.	-	26,802	-	-	22,299
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Horsehead Holding Corp.	$ 31,001	$ -	$ 2,797	$ -	$ 20,299
Hoshiiryou Sanki Co. Ltd.	1,181	3,676	-	61	5,419
HTL International Holdings Ltd.	3,961	916	-	1,043	13,084
Hurco Companies, Inc.	12,532	32	-	-	10,858
Hutech Norin Co. Ltd.	8,704	-	-	243	8,828
Hwacheon Machine Tool Co. Ltd.	867	5,159	-	112	6,805
ICT Automatisering NV	5,045	-	-	-	4,729
Ildong Pharmaceutical Co. Ltd.	6,725	5,869	-	331	15,483
Image Sensing Systems, Inc.	-	4,283	-	-	4,214
IMS Health, Inc.	129,000	5,981	242,502	660	-
Indra Sistemas SA	26,889	176,331	-	6,548	169,160
Innospec, Inc.	25,588	-	1,324	-	22,275
Inoue Kinzoku Kogyo Co. Ltd.	5,146	-	-	82	3,731
Insteel Industries, Inc.	3,057	7,019	-	74	9,458
Intage, Inc.	17,393	1,217	-	523	20,265
Intelligent Digital Integrated Security Co., Ltd.	9,262	2,902	-	143	12,610
Inter Parfums, Inc.	22,946	-	5,309	386	32,283
Intest Corp.	154	34	3,392	-	-
INTOPS Co. Ltd.	14,523	-	-	395	14,650
INZI Controls Co. Ltd.	4,953	-	-	109	5,524
IPC Holdings Ltd.	89,699	-	97,080	682	-
Isewan Terminal Service Co. Ltd.	7,570	77	-	275	6,779
j2 Global Communications, Inc.	88,810	1,384	-	-	88,563
Jack in the Box, Inc.	138,606	-	-	-	135,518
Jackson Hewitt Tax Service, Inc.	13,008	128	-	-	2,409
JAKKS Pacific, Inc.	32,205	-	-	-	44,076
Jaya Holdings Ltd.	24,076	164	-	-	33,957
JLM Couture, Inc.	112	-	-	-	296
Jos. A. Bank Clothiers, Inc.	66,777	-	-	-	107,091
Jumbo SA	40,342	41,709	-	1,763	59,628
KEC Holdings Co. Ltd.	1,281	-	578	32	2,285
Knoll, Inc.	20,559	26,030	-	328	65,717
Know IT AB	242	7,314	-	124	7,144
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kohsoku Corp.	$ 8,123	$ 3,810	$ -	$ 232	$ 14,225
Kondotec, Inc.	3,208	3,065	-	195	6,908
Korea Electric Terminal Co. Ltd.	10,505	-	-	148	11,541
Korea Information Service, Inc.	-	4,260	-	-	4,677
KSK Co., Ltd.	1,192	1,412	-	35	3,420
KunWha Pharmaceutical Co., Ltd.	3,535	-	-	139	3,325
Kyeryong Construction Industrial Co. Ltd.	12,046	4,061	-	188	10,684
Kyoto Kimono Yuzen Co. Ltd.	2,506	7,733	-	301	10,797
LifePoint Hospitals, Inc.	156,996	-	91,196	-	95,821
Lincare Holdings, Inc.	250,019	-	26,487	2,691	319,656
M/I Homes, Inc.	23,679	-	-	-	19,026
Maine & Maritimes Corp.	3,625	-	4,004	11	-
MAIR Holdings, Inc.	0	-	-	-	0
MarineMax, Inc.	6,700	3,054	-	-	10,833
Maruzen Co., Ltd.	4,077	2,615	-	140	7,313
Mastek Ltd.	-	16,219	29	48	11,403
McCormick & Schmick's Seafood Restaurants	8,396	35	-	-	8,613
Medical Action Industries, Inc.	19,587	2,884	2,348	-	22,390
Mega First Corp. Bhd	376	7,486	-	181	9,001
Melexis NV	23,391	1,149	284	-	41,290
Mesa Laboratories, Inc.	6,985	-	-	137	7,604
Metro, Inc. Class A (sub. vtg.)	341,463	865	-	5,395	467,028
Michang Oil Industrial Co. Ltd.	6,770	-	-	286	6,785
Miller Industries, Inc.	1,325	5,192	-	54	8,290
Molina Healthcare, Inc.	29,879	2,617	4,322	-	38,753
Monarch Casino & Resort, Inc.	10,310	1,299	52	-	13,845
Motonic Corp.	10,610	12,504	-	355	24,887
Movado Group, Inc.	25,368	292	-	-	20,499
Murakami Corp.	4,228	-	1,250	97	8,302
Nadex Co. Ltd.	2,864	372	-	63	2,444
National Dentex Corp.	3,817	-	9,613	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
NBTY, Inc.	$ 167,426	$ 43,475	$ 70,132	$ -	$ 247,896
NCI Building Systems, Inc.	7,909	-	5,757	-	-
NETGEAR, Inc.	60,119	-	-	-	84,824
New Frontier Media, Inc.	4,094	-	-	-	3,178
Next PLC	285,994	39,909	-	10,458	380,200
Nishimatsuya Chain Co. Ltd.	46,042	23,234	-	1,031	64,948
NN, Inc.	2,638	123	-	-	6,597
North Central Bancshares, Inc.	1,901	8	-	4	2,185
North Valley Bancorp	-	4,750	-	-	5,890
Nutraceutical International Corp.	14,237	-	-	-	18,010
Oil States International, Inc.	135,169	-	-	-	228,970
OM Group, Inc.	74,884	1,383	-	-	61,285
Omnivision Technologies, Inc.	65,048	-	78,630	-	-
Optical Cable Corp.	1,853	-	-	-	1,606
Orbotech Ltd.	26,656	-	-	-	26,999
Oriental Financial Group, Inc.	16,227	2,588	-	181	-
Oriental Watch Holdings Ltd.	1,899	2,848	-	115	6,142
Ozeki Co. Ltd.	33,580	-	46,981	-	-
P&F Industries, Inc. Class A	592	-	-	-	776
Pacer International, Inc.	4,526	-	-	-	15,038
Pacific Premier Bancorp, Inc.	526	2,691	-	-	4,077
Pal Co. Ltd.	11,688	4,192	-	257	32,398
Papa John's International, Inc.	69,877	-	-	-	69,657
Parker Corp.	3,621	968	-	66	4,443
Patterson Companies, Inc.	217,335	-	147,952	860	-
Pervasive Software, Inc.	9,355	-	6,946	-	-
PetMed Express, Inc.	45,008	2	-	972	38,680
Physicians Formula Holdings, Inc.	1,863	133	-	-	4,046
Piolax, Inc.	16,605	772	-	194	19,150
Plenus Co. Ltd.	37,842	4,808	-	1,185	45,705
Pomeroy IT Solutions, Inc.	7,337	-	7,975	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Prim SA	$ 4,137	$ 11,770	$ -	$ 321	$ 13,450
Progress Software Corp.	55,444	-	7,689	-	65,788
RCM Technologies, Inc.	2,870	85	-	-	6,669
Red Robin Gourmet Burgers, Inc.	28,121	668	181	-	32,713
Relo Holdings Corp.	3,535	8,238	-	258	12,676
RenaissanceRe Holdings Ltd.	155,775	-	-	3,038	177,382
Republic Airways Holdings, Inc.	8,960	4,525	-	-	15,625
ResCare, Inc.	18,744	5,798	-	-	17,072
Rex American Resources Corp.	15,400	-	1,231	-	20,994
Richelieu Hardware Ltd.	20,691	-	17,394	241	-
Rimage Corp.	14,586	1,000	-	-	15,859
Rocky Brands, Inc.	1,880	2,006	-	-	5,898
Rocky Mountain Chocolate Factory, Inc.	4,807	-	860	227	4,740
Ross Stores, Inc.	275,563	-	-	3,374	329,125
Ruby Tuesday, Inc.	47,663	-	-	-	65,122
Ruth's Hospitality Group, Inc.	5,826	2,152	-	-	9,483
Safeway, Inc.	488,394	-	160,236	9,820	-
Sakai Moving Service Co. Ltd.	17,803	-	-	394	16,519
Samsung Climate Control Co. Ltd.	2,014	844	-	7	2,746
Sanei-International Co. Ltd.	2,738	14,150	-	89	16,054
ScanSource, Inc.	65,619	3,050	8,945	-	58,277
Secom Techno Service Co. Ltd.	26,189	9,803	-	1,174	38,974
SED International Holdings, Inc.	384	-	12	-	1,235
Senshu Electric Co. Ltd.	13,812	-	-	216	10,634
Shibaura Electronics Co. Ltd.	5,402	3,476	-	152	11,355
Shinsegae Engineering & Construction Co. Ltd.	3,832	-	-	112	3,244
ShoLodge, Inc.	250	-	-	-	75
Sigmatron International, Inc.	783	-	-	-	2,032
SinoCom Software Group Ltd.	9,038	47	-	437	10,378
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SJM Holdings Co. Ltd.	$ 1,154	$ 1,646	$ -	$ 160	$ 2,069
SJM Co. Ltd.	-	3,257	-	-	3,974
SMART Modular Technologies (WWH), Inc.	18,371	151	-	-	33,544
Softbank Technology Corp.	3,934	983	91	100	4,932
Soken Chemical & Engineer Co. Ltd.	9,964	-	-	284	13,022
Sonic Corp.	66,979	429	-	-	53,821
Span-America Medical System, Inc.	1,193	1,128	-	176	4,253
Spectrum Control, Inc.	11,297	220	3,166	-	14,224
Sportscene Group, Inc. Class A	3,809	-	-	194	4,669
Stanley Furniture Co., Inc.	11,825	-	1,013	-	3,736
Stantec, Inc.	64,096	1,908	-	-	61,824
Steiner Leisure Ltd.	53,273	-	1,377	-	70,142
Step Co. Ltd.	2,763	1,969	-	108	4,801
Strattec Security Corp.	4,970	-	-	-	7,140
Strongco Corp.	-	257	-	-	2,766
Strongco Income Fund	2,504	-	-	-	-
Sun Hing Vision Group Holdings Ltd.	1,783	7,710	-	244	10,170
Sunjin Co. Ltd.	5,108	-	-	-	6,926
Super Micro Computer, Inc.	21,636	-	6,437	-	33,642
Swift Energy Co.	60,913	9,204	-	-	90,765
Syneron Medical Ltd.	16,480	16,182	-	-	32,847
SYNNEX Corp.	91,162	6,806	-	-	91,216
Tejon Ranch Co.	19,745	4,748	166	-	21,746
Telechips, Inc.	-	11,996	-	60	6,867
The Men's Wearhouse, Inc.	27,877	35,714	2,885	479	58,380
The Pack Corp.	6,594	18,747	-	541	30,723
The PMI Group, Inc.	20,528	21,303	-	-	38,775
Theragenics Corp.	4,131	-	-	-	3,999
Tohoku Steel Co. Ltd.	6,289	-	-	83	5,645
Tokyo Kisen Co. Ltd.	5,316	44	-	201	4,432
Tokyo Tekko Co. Ltd.	-	15,077	-	330	11,231
Tomen Electronics Corp.	17,541	-	-	453	17,596
Total Energy Services, Inc.	10,798	-	1,238	280	23,153
Total System Services, Inc.	202,290	5,466	17,181	3,745	196,076
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Tow Co. Ltd.	$ 2,558	$ 4,576	$ -	$ 377	$ 6,368
Trancom Co. Ltd.	19,915	-	-	384	18,755
Trifast PLC	3,375	219	-	-	4,243
Trio-Tech International	774	-	-	-	1,293
Triple-S Management Corp.	10,372	11,387	-	-	24,729
Tuesday Morning Corp.	8,924	6,913	-	-	15,771
Tungtex Holdings Co. Ltd.	243	4,242	-	68	4,050
Twin Disc, Inc.	3,175	2,395	-	138	7,599
UANGEL Corp.	1,014	5,357	-	105	4,860
UKC Holdings Corp.	-	4,781	-	287	12,576
Uni-Select, Inc.	38,213	8,843	-	748	53,679
Unit Corp.	114,085	-	-	-	147,242
United Stationers, Inc.	60,300	-	5,155	-	65,834
Universal Security Instruments, Inc.	1,291	-	-	-	1,375
Universal Stainless & Alloy Products, Inc.	1,779	5,478	-	-	9,689
Up, Inc.	4,534	-	70	141	4,578
US 1 Industries, Inc.	630	378	-	-	1,262
USEC, Inc.	33,282	-	-	-	47,558
USS Co. Ltd.	131,403	-	5,957	3,398	150,419
Utah Medical Products, Inc.	13,110	-	-	430	11,436
Varitronix International Ltd.	10,975	-	-	83	9,992
Venture Corp. Ltd.	92,899	60,985	-	8,346	156,436
W Holding Co., Inc.	2,696	-	2,528	-	-
W&T Offshore, Inc.	67,347	724	-	762	58,714
Whanin Pharmaceutical Co. Ltd.	8,605	2,162	-	332	10,851
Win International Co., Ltd.	-	3,662	-	100	4,260
Winland Electronics, Inc.	246	-	-	-	257
Wireless Telecom Group, Inc.	1,202	-	-	-	1,308
Wolverine Tube, Inc.	298	-	98	-	-
Workman Co. Ltd.	10,312	6,838	-	487	21,548
XAC Automation Corp.	982	2,903	238	154	6,242
Xyratex Ltd.	17,339	1,896	2,737	-	37,671
Yip's Chemical Holdings Ltd.	17,631	1,346	-	1,228	34,407
Young Innovations, Inc.	20,825	548	1,312	127	21,121
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Youngone Holdings Co. Ltd.	$ 427	$ 17,129	$ -	$ 238	$ 19,584
Yusen Air & Sea Service Co. Ltd.	51,282	2,192	-	670	62,425
Yutaka Giken Co. Ltd.	15,251	4,235	-	369	29,626
Total	$ 11,036,445	$ 1,552,963	$ 1,896,073	$ 141,871	$ 11,591,506
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,111,496	$ 7,026,496	$ 85,000	$ -
Consumer Staples	2,511,725	2,511,725	-	-
Energy	1,744,519	1,540,140	204,379	-
Financials	2,648,208	2,388,908	259,143	157
Health Care	3,525,898	3,525,898	-	-
Industrials	2,364,912	2,364,912	-	-
Information Technology	4,374,652	4,259,793	114,859	-
Materials	1,215,082	1,215,082	-	-
Telecommunication Services	91,393	91,393	-	-
Utilities	129,460	129,460	-	-
Corporate Bonds	43,425	-	43,425	-
Money Market Funds	3,326,685	3,326,685	-	-
Cash Equivalents	10,249	-	10,249	-
Total Investments in Securities:	$ 29,097,704	$ 28,380,492	$ 717,055	$ 157
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 435
Total Realized Gain (Loss)	(330)
Total Unrealized Gain (Loss)	(5,168)
Cost of Purchases	-
Proceeds of Sales	(1,360)
Amortization/Accretion	-
Transfers in to Level 3	6,830
Transfers out of Level 3	(250)
Ending Balance	$ 157
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (5,480)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	62.8%
Canada	7.0%
Japan	6.6%
Bermuda	2.8%
United Kingdom	2.2%
Netherlands	2.2%
Ireland	2.2%
Taiwan	1.8%
Cayman Islands	1.5%
Korea (South)	1.2%
Singapore	1.2%
Norway	1.0%
Others (Individually Less Than 1%)	7.5%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $276,481,000 all of which will expire on July 31, 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $326,007 and repurchase agreements of $10,249) - See accompanying schedule: Unaffiliated issuers (cost $10,754,849)	$ 14,179,513
Fidelity Central Funds (cost $3,326,685)	3,326,685
Other affiliated issuers (cost $9,238,466)	11,591,506
Total Investments (cost $23,320,000)		$ 29,097,704
Foreign currency held at value (cost $2,131)		2,131
Receivable for investments sold		186,333
Receivable for fund shares sold		21,709
Dividends receivable		12,707
Interest receivable		459
Distributions receivable from Fidelity Central Funds		1,630
Other receivables		12,946
Total assets		29,335,619

Liabilities
Payable to custodian bank	$ 74
Payable for investments purchased	64,074
Payable for fund shares redeemed	17,337
Accrued management fee	15,919
Other affiliated payables	4,327
Other payables and accrued expenses	1,605
Collateral on securities loaned, at value	337,645
Total liabilities		440,981

Net Assets		$ 28,894,638
Net Assets consist of:
Paid in capital		$ 23,364,343
Undistributed net investment income		60,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(307,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,777,593
Net Assets		$ 28,894,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($24,538,036 ÷ 742,039 shares)	$ 33.07

Class K: Net Asset Value, offering price and redemption price per share ($4,356,602 ÷ 131,594 shares)	$ 33.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends (including $141,871 earned from other affiliated issuers)		$ 314,056
Interest		2,052
Income from Fidelity Central Funds		18,059
Total income		334,167

Expenses
Management fee Basic fee	$ 170,120
Performance adjustment	45,600
Transfer agent fees	50,405
Accounting and security lending fees	2,121
Custodian fees and expenses	3,385
Independent trustees' compensation	162
Appreciation in deferred trustee compensation account	1
Registration fees	352
Audit	197
Legal	131
Miscellaneous	436
Total expenses before reductions	272,910
Expense reductions	(1,043)	271,867
Net investment income (loss)		62,300
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2)	595,234
Other affiliated issuers	164
Foreign currency transactions	2,189
Capital gain distributions from Fidelity Central Funds	14
Total net realized gain (loss)		597,601
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $52)	3,667,442
Assets and liabilities in foreign currencies	115
Total change in net unrealized appreciation (depreciation)		3,667,557
Net gain (loss)		4,265,158
Net increase (decrease) in net assets resulting from operations		$ 4,327,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,300	$ 142,921
Net realized gain (loss)	597,601	(817,543)
Change in net unrealized appreciation (depreciation)	3,667,557	(3,524,347)
Net increase (decrease) in net assets resulting from operations	4,327,458	(4,198,969)
Distributions to shareholders from net investment income	(107,927)	(138,005)
Distributions to shareholders from net realized gain	(68,658)	(3,208,130)
Total distributions	(176,585)	(3,346,135)
Share transactions - net increase (decrease)	669,658	2,568,888
Redemption fees	3,263	2,626
Total increase (decrease) in net assets	4,823,794	(4,973,590)

Net Assets
Beginning of period	24,070,844	29,044,434
End of period (including undistributed net investment income of $60,018 and undistributed net investment income of $104,851, respectively)	$ 28,894,638	$ 24,070,844

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.20	$ 37.19	$ 45.38	$ 42.40	$ 42.68
Income from Investment Operations
Net investment income (loss)	.07	.17	.28	.60 E	.31
Net realized and unrealized gain (loss) B	5.00	(4.88)	(4.72)	6.49	2.29
Total from investment operations	5.07	(4.71)	(4.44)	7.09	2.60
Distributions from net investment income	(.12)	(.17)	(.57)	(.33)	(.26)
Distributions from net realized gain	(.08)	(4.11)	(3.18)	(3.78)	(2.62)
Total distributions	(.20)	(4.28)	(3.75)	(4.11)	(2.88)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 33.07	$ 28.20	$ 37.19	$ 45.38	$ 42.40
Total Return A	18.06%	(13.90)%	(10.50)%	18.22%	6.38%
Ratios to Average Net Assets C, F
Expenses before reductions	.99%	.99%	.99%	.97%	.88%
Expenses net of fee waivers, if any	.99%	.99%	.99%	.97%	.88%
Expenses net of all reductions	.99%	.98%	.98%	.96%	.87%
Net investment income (loss)	.21%	.67%	.68%	1.36%E	.72%
Supplemental Data
Net assets, end of period (in millions)	$ 24,538	$ 21,792	$ 29,044	$ 38,968	$ 35,818
Portfolio turnover rate D	20%	31%	36%	11%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.28 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 28.22	$ 37.20	$ 40.45
Income from Investment Operations
Net investment income (loss)D	.11	.20	.08
Net realized and unrealized gain (loss)	5.01	(4.86)	(3.33)
Total from investment operations	5.12	(4.66)	(3.25)
Distributions from net investment income	(.15)	(.21)	-
Distributions from net realized gain	(.08)	(4.11)	-
Total distributions	(.23)	(4.32)	-
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 33.11	$ 28.22	$ 37.20
Total Return B, C	18.23%	(13.74)%	(8.03)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.81%	.88%A
Expenses net of fee waivers, if any	.85%	.81%	.88%A
Expenses net of all reductions	.85%	.81%	.88%A
Net investment income (loss)	.35%	.84%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,356,602	$ 2,278,591	$ 92
Portfolio turnover rate F	20%	31%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Low-Priced Stock and Class K to eligible shareholders of Low-Priced Stock. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,514,195
Gross unrealized depreciation	(2,771,474)
Net unrealized appreciation (depreciation)	$ 5,742,721

Tax Cost	$ 23,354,983

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 64,764
Capital loss carryforward	$ (276,481)
Net unrealized appreciation (depreciation)	$ 5,742,610

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 107,927	$ 138,005
Long-term Capital Gains	68,658	3,208,130
Total	$ 176,585	$ 3,346,135

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,854,386 and $4,991,105, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Low-Priced Stock, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Low-Priced Stock	$ 48,614.20
Class K	1,791.05
	$ 50,405

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $96 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $109 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,748.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,042 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Low-Priced Stock	$ 95,170	$ 136,292
Class K	12,757	1,713
Total	$ 107,927	$ 138,005
From net realized gain
Low-Priced Stock	$ 61,899	$ 3,203,758
Class K	6,759	4,372
Total	$ 68,658	$ 3,208,130

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Low-Priced Stock
Shares sold	141,793	159,424	$ 4,563,941	$ 3,886,132
Conversion to Class K	(1,382)	(77,716)	(39,745)	(1,857,081)
Reinvestment of distributions	5,011	102,374	151,389	3,240,795
Shares redeemed	(176,083)	(192,378)	(5,653,239)	(4,636,220)
Net increase (decrease)	(30,661)	(8,296)	$ (977,654)	$ 633,626
Class K
Shares sold	68,470	12,795	$ 2,218,919	$ 300,771
Conversion from Low-Priced Stock	1,381	77,721	39,745	1,857,081
Reinvestment of distributions	646	214	19,516	6,085
Shares redeemed	(19,645)	(9,990)	(630,868)	(228,675)
Net increase (decrease)	50,852	80,740	$ 1,647,312	$ 1,935,262

A Conversion transactions for Class K and Low-Priced Stock are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2010, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Low Priced Stock	9/09/10	9/08/10	.06	.008

Low-Priced Stock designates 56% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Low-Priced Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 5% means that 95% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Management
(Hong Kong) Limited

Fidelity Research & Management
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

LPS-UANN-0910
1.789249.107

Fidelity®
Low-Priced Stock Fund -
Class K

Annual Report

July 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A	18.23%	2.80%	10.85%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Low-Priced Stock Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund - Class K on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund: For the year ending July 31, 2010, the fund's Class K shares rose 18.23%, about in line with the Russell 2000. The fund benefited versus the index from overweighting consumer discretionary - the second-best performing sector in the market - but stock selection there hurt due to a focus on the group's less-cyclical companies. A roughly 10% cash position, on average, also held back gains in an advancing market. Conversely, we had favorable stock picking and positioning in the underperforming health care sector, helped by two fund holdings being acquired at premium prices. In financials, results were boosted by security selection in insurance and positioning in banking. We missed out by having very little in real estate - which returned roughly twice as much as the benchmark. Among individual stocks, the fund was hurt by stakes in managed care company Coventry Health Care, U.K. homebuilder Barratt Developments and not owning UAL, parent company of United Airlines. Contributors included Canadian T-shirt maker Gildan Activewear and chemical producer Cytec Industries. Acquisitions of market intelligence company IMS Health and vitamin maker NBTY also boosted results. Most of the stocks mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Low-Priced Stock	.93%
Actual		$ 1,000.00	$ 1,052.50	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Class K	.81%
Actual		$ 1,000.00	$ 1,053.50	$ 4.12
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	2.9	3.3
Metro, Inc. Class A (sub. vtg.)	1.6	1.5
Oracle Corp.	1.4	1.4
Safeway, Inc.	1.4	2.1
Next PLC	1.3	1.1
Unum Group	1.3	1.1
Gildan Activewear, Inc.	1.2	1.0
Abercrombie & Fitch Co. Class A	1.2	1.0
Ross Stores, Inc.	1.2	1.1
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.1	1.3
	14.6
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.6	23.6
Information Technology	15.1	15.2
Health Care	12.2	14.6
Financials	9.2	7.3
Consumer Staples	8.7	8.7
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 88.6%		Stocks 89.1%
	Convertible Securities 0.6%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 10.8%		Short-Term Investments and Net Other Assets 10.4%
* Foreign investments	37.2%	** Foreign investments	33.5%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.3%
Auto Components - 1.6%
ASTI Corp. (e)	1,683,000	$ 5,355
Drew Industries, Inc. (a)	650,000	13,735
FCC Co. Ltd.	500,000	9,685
Federal Screw Works (a)(e)	150,000	443
Halla Climate Control Co.	100,000	1,463
Hi-Lex Corp.	1,125,000	15,555
INZI Controls Co. Ltd. (e)	1,516,000	5,524
Johnson Controls, Inc.	7,000,000	201,670
Motonic Corp. (e)	3,299,900	24,887
Murakami Corp. (e)	700,000	8,302
Musashi Seimitsu Industry Co. Ltd.	900,000	18,620
Nippon Seiki Co. Ltd.	2,300,000	25,282
Nissin Kogyo Co. Ltd.	1,100,000	16,024
Nittan Valve Co. Ltd.	360,000	1,146
Piolax, Inc. (e)	1,000,000	19,150
Samsung Climate Control Co. Ltd. (e)	460,050	2,746
Semperit AG Holding	800,000	29,779
Sewon Precision Industries Co. Ltd.	49,860	3,507
Shoei Co. Ltd.	600,000	5,929
SJM Holdings Co. Ltd. (e)	775,784	2,069
SJM Co. Ltd. (a)(e)	724,215	3,974
Strattec Security Corp. (a)(e)	342,788	7,140
Wescast Industries, Inc. Class A (sub. vtg.) (a)	200,000	1,177
Yachiyo Industry Co. Ltd.	650,000	5,039
Yutaka Giken Co. Ltd. (e)	1,347,600	29,626
		457,827
Distributors - 0.3%
Dong Suh Companies, Inc.	129,868	3,585
Doshisha Co. Ltd.	425,000	9,545
Educational Development Corp. (e)	386,892	2,074
Goodfellow, Inc. (e)	857,000	9,204
SPK Corp.	125,000	1,786
Uni-Select, Inc. (e)	1,972,100	53,679
		79,873
Diversified Consumer Services - 1.0%
Career Education Corp. (a)(d)(e)	4,600,000	112,378
Clip Corp. (e)	328,000	2,676
Corinthian Colleges, Inc. (a)(d)	150,000	1,365
Jackson Hewitt Tax Service, Inc. (a)(d)(e)	2,170,050	2,409
Kyoshin Co. Ltd. (a)	130,000	200
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Matthews International Corp. Class A	100,000	$ 3,611
Meiko Network Japan Co. Ltd.	730,000	5,186
Noah Education Holdings Ltd. ADR (a)	376,900	1,101
Regis Corp.	2,575,000	39,217
Shingakukai Co. Ltd.	200,000	595
Shuei Yobiko Co. Ltd.	125,000	678
Steiner Leisure Ltd. (a)(e)	1,650,000	70,142
Step Co. Ltd. (e)	900,000	4,801
Up, Inc. (e)	768,200	4,578
Weight Watchers International, Inc.	1,060,036	29,034
YBM Sisa.com, Inc.	699,520	4,519
		282,490
Hotels, Restaurants & Leisure - 3.1%
Aeon Fantasy Co. Ltd.	500,000	5,282
Ambassadors Group, Inc.	543,041	6,158
ARK Restaurants Corp. (e)	348,804	4,517
Benihana, Inc. (a)(e)	649,955	4,400
Benihana, Inc. Class A (sub. vtg.) (a)	551,386	3,452
Brinker International, Inc. (e)	10,257,945	161,255
CEC Entertainment, Inc. (a)(e)	2,175,046	75,539
Darden Restaurants, Inc.	2,600,000	108,914
Flanigan's Enterprises, Inc. (a)	50,357	317
Flight Centre Ltd.	700,000	11,756
Holidaybreak PLC	798,377	3,256
Ibersol SGPS SA	97,757	976
Intralot SA	850,000	3,767
Jack in the Box, Inc. (a)(e)	6,569,000	135,518
Kangwon Land, Inc.	125,000	2,093
Kura Corp. Ltd.	30,000	486
McCormick & Schmick's Seafood Restaurants (a)(e)	1,088,888	8,613
Monarch Casino & Resort, Inc. (a)(e)	1,300,000	13,845
Papa John's International, Inc. (a)(e)	2,749,964	69,657
Plenus Co. Ltd. (e)	2,950,000	45,705
Red Robin Gourmet Burgers, Inc. (a)(e)	1,532,953	32,713
Royal Caribbean Cruises Ltd. (a)	1,400,000	40,404
Ruby Tuesday, Inc. (a)(e)	6,372,030	65,122
Ruth's Hospitality Group, Inc. (a)(e)	2,347,228	9,483
Sonic Corp. (a)(e)	6,116,000	53,821
Sportscene Group, Inc. Class A (e)	400,000	4,669
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
St. Marc Holdings Co. Ltd.	480,000	$ 18,106
Tabcorp Holdings Ltd.	1,200,000	7,449
		897,273
Household Durables - 2.9%
Abbey PLC (e)	3,400,000	20,393
Barratt Developments PLC (a)(e)	84,000,199	126,805
Bellway PLC (e)	7,525,000	68,394
Blyth, Inc. (e)	888,900	35,156
Chromcraft Revington, Inc. (a)	217,146	528
Craftmade International, Inc. (a)(e)	570,026	3,278
D.R. Horton, Inc. (e)	24,300,000	267,786
Decorator Industries, Inc. (a)	125,765	170
Dixie Group, Inc. (a)	50,000	165
Dorel Industries, Inc. Class B (sub. vtg.) (e)	2,225,000	75,260
Emak SpA	402,104	2,191
Ethan Allen Interiors, Inc.	431,515	6,619
First Juken Co. Ltd.	759,200	6,017
Harman International Industries, Inc. (a)	75,000	2,281
Helen of Troy Ltd. (a)(e)	2,830,000	67,807
Henry Boot PLC (e)	10,774,000	15,208
HTL International Holdings Ltd. (e)	29,655,500	13,084
Intelligent Digital Integrated Security Co., Ltd. (e)	1,001,000	12,610
M/I Homes, Inc. (a)(e)	1,803,400	19,026
Maruzen Co., Ltd. (e)	1,325,000	7,313
P&F Industries, Inc. Class A (a)(e)	361,038	776
Sanei Architecture Planning Co. Ltd.	49,200	1,338
Schulthess Group AG	32,656	1,039
Sjaelso Gruppen AS (a)	10,000	13
Stanley Furniture Co., Inc. (a)(e)	975,354	3,736
Steinhoff International Holdings Ltd.	2,000,000	5,237
Tempur-Pedic International, Inc. (a)	2,000,000	61,340
Token Corp. (d)	574,980	16,672
		840,242
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (e)	5,100,000	24,489
PetMed Express, Inc. (d)(e)	2,425,100	38,680
		63,169
Leisure Equipment & Products - 0.3%
Accell Group NV	69,500	3,125
Aldila, Inc. (a)	10,000	40
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Arctic Cat, Inc. (a)(e)	1,220,380	$ 12,143
Brunswick Corp.	250,000	4,230
Daikoku Denki Co. Ltd.	20,000	274
Giant Manufacturing Co. Ltd.	4,700,000	16,383
JAKKS Pacific, Inc. (a)(d)(e)	2,793,139	44,076
Marine Products Corp. (a)	1,347,962	8,209
Mars Engineering Corp.	5,000	87
Miroku Corp.	300,000	545
RC2 Corp. (a)	554,356	9,175
Trigano SA (a)	135,000	2,868
		101,155
Media - 1.0%
Ascent Media Corp. (a)	645,977	17,958
Astral Media, Inc. Class A (non-vtg.)	2,850,000	100,975
Carrere Group (a)	55,000	0
Chime Communications PLC (e)	4,293,851	11,617
GFK AG	175,000	6,526
Harte-Hanks, Inc.	749,980	8,460
Intage, Inc. (e)	1,040,000	20,265
New Frontier Media, Inc. (a)(e)	1,949,400	3,178
Omnicom Group, Inc.	2,000,000	74,520
Proto Corp.	113,300	4,307
Saga Communications, Inc. Class A (a)	375,077	8,402
STW Group Ltd.	3,000,000	2,565
Tow Co. Ltd. (e)	1,223,000	6,368
TVA Group, Inc. Class B (non-vtg.)	2,000,400	23,158
		288,299
Multiline Retail - 2.2%
Dollar Tree, Inc. (a)	2,250,000	99,720
Don Quijote Co. Ltd. (d)	3,100,000	80,706
Harvey Norman Holdings Ltd. (d)	20,400,000	64,606
Izumi Co. Ltd.	30,000	389
Next PLC (e)	11,275,000	380,200
Tuesday Morning Corp. (a)(e)	3,617,259	15,771
Zakkaya Bulldog Co. Ltd.	335,000	686
		642,078
Specialty Retail - 8.1%
Abercrombie & Fitch Co. Class A (e)	8,930,000	329,874
Aeropostale, Inc. (a)	2,375,000	67,521
American Eagle Outfitters, Inc.	600,000	7,386
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
AT-Group Co. Ltd.	162,000	$ 1,640
AutoZone, Inc. (a)	900,000	190,413
bebe Stores, Inc.	1,360,000	8,092
Bed Bath & Beyond, Inc. (a)	6,600,000	250,008
Best Buy Co., Inc.	100,000	3,466
Big 5 Sporting Goods Corp.	200,000	2,748
BMTC Group, Inc. Class A (sub. vtg.)	5,969,600	122,011
Brown Shoe Co., Inc.	1,050,083	15,352
Camaieu SA	7,000	1,496
Christopher & Banks Corp.	110,070	813
Esprit Holdings Ltd.	62,294	391
Fantastic Holdings Ltd.	25,000	45
Fourlis Holdings SA	250,000	2,600
Friedmans, Inc. Class A	1,500,000	0
GameStop Corp. Class A (a)(d)	5,400,000	108,270
Glentel, Inc. (e)	990,000	15,891
Group 1 Automotive, Inc. (a)(d)(e)	1,800,000	49,896
Gulliver International Co. Ltd. (d)(e)	1,000,000	49,176
Honeys Co. Ltd. (d)(e)	1,850,000	31,038
Hot Topic, Inc.	1,650,000	8,729
I A Group Corp.	243,000	1,330
Jos. A. Bank Clothiers, Inc. (a)(d)(e)	1,825,000	107,091
Jumbo SA (e)	7,500,000	59,628
K'S Denki Corp.	1,175,000	25,872
Kyoto Kimono Yuzen Co. Ltd. (e)	1,085,000	10,797
Le Chateau, Inc. Class A (sub. vtg.) (d)	2,005,566	24,759
Leon's Furniture Ltd.	875,000	10,197
Lithia Motors, Inc. Class A (sub. vtg.) (d)	2,200,000	19,360
Macintosh Retail Group NV	125,000	2,444
MarineMax, Inc. (a)(e)	1,425,335	10,833
Mr. Bricolage SA	477,618	8,777
Nafco Co. Ltd.	1,175,000	19,918
Nishimatsuya Chain Co. Ltd. (e)	6,955,500	64,948
Oriental Watch Holdings Ltd. (e)	21,586,400	6,142
Pal Co. Ltd. (e)	800,000	32,398
Point, Inc.	25,000	1,258
Reitmans (Canada) Ltd. Class A (non-vtg.)	100,000	1,941
Right On Co. Ltd.	610,000	3,656
RONA, Inc. (a)	450,000	6,641
Ross Stores, Inc. (e)	6,250,000	329,125
SAZABY, Inc.	600,000	9,025
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
ScS Upholstery PLC (a)	2,400,000	$ 0
Second Chance Properties Ltd. (a)	9,000,000	2,283
Second Chance Properties Ltd. warrants 9/27/13 (a)	3,062,500	79
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(d)	3,028,822	29,955
Super Cheap Auto Group Ltd.	103,899	533
The Buckle, Inc. (d)	850,000	23,418
The Men's Wearhouse, Inc. (e)	3,000,000	58,380
USS Co. Ltd. (e)	2,000,000	150,419
West Marine, Inc. (a)	230,000	2,387
Williams-Sonoma, Inc.	750,045	20,034
Workman Co. Ltd. (e)	1,345,600	21,548
		2,332,032
Textiles, Apparel & Luxury Goods - 3.6%
Adolfo Dominguez SA	350,000	5,009
Arts Optical International Holdings Ltd. (e)	19,560,000	9,443
Bijou Brigitte Modische Accessoires AG	45,000	6,481
Cherokee, Inc. (d)	219,994	4,318
Columbia Sportswear Co. (d)	99,953	4,899
Delta Apparel, Inc. (a)(e)	852,200	12,587
Folli Follie SA (e)	1,850,000	43,160
Fossil, Inc. (a)(e)	6,600,000	261,360
Geox SpA (d)	150,000	841
Gildan Activewear, Inc. (a)(e)	11,500,000	353,855
Hampshire Group Ltd. (a)(e)	920,000	4,186
Handsome Co. Ltd. (e)	2,436,150	33,677
JLM Couture, Inc. (a)(e)	197,100	296
K-Swiss, Inc. Class A (a)	2,709,606	32,380
Kenneth Cole Productions, Inc. Class A (sub. vtg.) (a)	100,000	1,343
Liz Claiborne, Inc. (a)	1,375,000	6,518
Marimekko Oyj	125,000	1,817
Movado Group, Inc. (a)(e)	1,804,500	20,499
Quiksilver, Inc. (a)	2,000,000	8,940
Rocky Brands, Inc. (a)(e)	739,986	5,898
Sanei-International Co. Ltd. (e)	1,250,000	16,054
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,000,000	37,090
Sun Hing Vision Group Holdings Ltd. (e)	23,938,000	10,170
Ted Baker PLC	250,000	2,092
Texwinca Holdings Ltd.	44,000,000	45,034
Timberland Co. Class A (a)	2,823,803	49,755
Tungtex Holdings Co. Ltd. (e)	22,000,000	4,050
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Van de Velde	75,000	$ 3,299
Victory City International Holdings Ltd.	11,000,000	2,308
Volcom, Inc. (a)(d)	500,000	8,135
Youngone Corp.	350,000	2,648
Youngone Holdings Co. Ltd. (e)	850,000	19,584
Yue Yuen Industrial (Holdings) Ltd.	7,500,000	24,332
		1,042,058
TOTAL CONSUMER DISCRETIONARY		7,026,496
CONSUMER STAPLES - 8.7%
Beverages - 1.1%
Baron de Ley SA (a)	219,063	10,184
C&C Group PLC	1,200,000	5,089
Constellation Brands, Inc. Class A (sub. vtg.) (a)	13,000,100	221,782
Grupo Continental Sab de CV Series I	2,000,000	5,655
Hansen Natural Corp. (a)	1,500,000	62,835
Hite Holdings Co. Ltd.	20,000	357
		305,902
Food & Staples Retailing - 5.1%
Aoki Super Co. Ltd.	75,000	722
Belc Co. Ltd. (e)	2,086,000	21,168
Cawachi Ltd.	5,000	93
Cosmos Pharmaceutical Corp. (e)	1,830,000	46,118
Create SD Holdings Co. Ltd. (d)(e)	2,000,000	42,372
CVS Caremark Corp.	2,750,000	84,398
Daikokutenbussan Co. Ltd.	550,000	16,928
Fyffes PLC (Ireland) (e)	33,000,000	15,484
Growell Holdings Co. Ltd.	309,989	6,923
Halows Co. Ltd. (e)	1,212,700	9,822
Ingles Markets, Inc. Class A	729,860	11,868
Kroger Co.	400,000	8,472
Kusuri No Aoki Co. Ltd.	103,900	1,013
Majestic Wine PLC	450,016	2,139
Marukyu Co. Ltd.	5,000	53
Metro, Inc. Class A (sub. vtg.) (d)(e)	10,925,833	467,028
North West Co. Fund	695,000	13,373
Safeway, Inc.	19,000,000	390,260
San-A Co. Ltd.	375,000	13,776
Shinsegae Food Co. Ltd.	17,000	1,183
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Shoppers Drug Mart Corp. (d)	4,375,000	$ 149,259
Sligro Food Group NV	1,800,000	51,143
Sundrug Co. Ltd.	1,340,000	34,684
Village Super Market, Inc. Class A	161,104	4,405
Walgreen Co.	2,500,097	71,378
Yaoko Co. Ltd.	590,600	16,989
		1,481,051
Food Products - 1.4%
ARYZTA AG	1,850,000	75,666
Dean Foods Co. (a)	1,010,000	11,575
Dutch Lady Milk Industries Bhd	350,000	1,616
Food Empire Holdings Ltd. (e)	52,900,000	13,226
Fresh Del Monte Produce, Inc. (a)(e)	6,359,900	132,540
Global Bio-Chem Technology Group Co. Ltd.	73,999,253	12,004
Greggs PLC	685,000	4,776
Industrias Bachoco SA de CV sponsored ADR	2,300,000	42,780
Kerry Group PLC Class A	100,000	3,180
Nam Yang Dairy Products	11,000	4,678
Pacific Andes (Holdings) Ltd.	76,002,488	16,766
Pacific Andes (Holdings) Ltd. warrants 7/22/11 (a)	7,208,695	557
Pacific Andes International Holdings Ltd.	51,570,629	8,697
Pacific Andes International Holdings Ltd. warrants 6/15/11 (a)	9,600,000	93
People's Food Holdings Ltd.	44,000,000	21,678
President Rice Products PCL	100,000	779
Rocky Mountain Chocolate Factory, Inc. (e)	500,000	4,740
Samyang Genex Co. Ltd.	145,795	7,877
Select Harvests Ltd.	1,773,877	5,762
Smithfield Foods, Inc. (a)	1,250,000	17,813
Sunjin Co. Ltd. (a)(e)	219,900	6,926
Synear Food Holdings Ltd. (a)	39,000,000	7,313
United Food Holdings Ltd. (a)	22,400,000	1,153
Yutaka Foods Corp.	250,000	4,044
		406,239
Personal Products - 1.1%
American Oriental Bioengineering, Inc. (a)(d)	350,000	886
Atrium Innovations, Inc. (a)	429,600	6,912
CCA Industries, Inc.	235,764	1,238
Inter Parfums, Inc. (e)	1,850,000	32,283
NBTY, Inc. (a)(e)	4,600,042	247,896
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Nutraceutical International Corp. (a)(e)	1,143,504	$ 18,010
Physicians Formula Holdings, Inc. (a)(e)	1,200,534	4,046
Sarantis SA	999,952	5,461
The Female Health Co.	10,000	51
		316,783
Tobacco - 0.0%
Karelia Tobacco Co., Inc.	2,452	220
TOTAL CONSUMER STAPLES		2,510,195
ENERGY - 6.0%
Energy Equipment & Services - 2.9%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	13,397
Basic Energy Services, Inc. (a)(e)	2,600,000	24,362
Bristow Group, Inc. (a)	1,750,017	58,503
Cal Dive International, Inc. (a)	10,000	59
CE Franklin Ltd. (a)(e)	1,472,000	9,036
Dawson Geophysical Co. (a)	229,956	5,360
Divestco, Inc. (a)(e)	3,586,000	3,349
Ensign Energy Services, Inc. (d)	1,010,000	12,449
Farstad Shipping ASA (e)	2,650,000	67,630
Flint Energy Services Ltd. (a)(f)	450,000	5,730
Fugro NV (Certificaten Van Aandelen) unit	1,700,027	89,770
Global Industries Ltd. (a)	2,000,038	9,480
Gulf Island Fabrication, Inc.	99,955	1,795
Gulfmark Offshore, Inc. Class A (a)	30,000	883
Hercules Offshore, Inc. (a)	2,350,000	5,969
Hornbeck Offshore Services, Inc. (a)(e)	1,324,977	22,299
Oil States International, Inc. (a)(e)	4,984,108	228,970
Peak Energy Services Trust (a)	3,000,000	715
Peak Energy Services Trust (a)(f)	13,655,286	3,255
Precision Drilling Corp. (a)	5,650,000	42,872
ProSafe ASA	7,900,000	36,655
Prosafe Production Public Ltd. (a)	7,500,000	15,559
Solstad Offshore ASA	1,310,000	25,883
Total Energy Services, Inc. (e)	2,800,000	23,153
Unit Corp. (a)(e)	3,600,047	147,242
Wenzel Downhole Tools Ltd. (a)	145,000	188
		854,563
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 3.1%
Adams Resources & Energy, Inc. (e)	421,700	$ 8,856
AOC Holdings, Inc. (a)(e)	5,825,000	27,634
Beach Energy Ltd. (d)	25,000,000	15,156
Cimarex Energy Co.	1,000,000	68,870
Cloud Peak Energy, Inc.	2,800	43
ENI SpA	10,000,000	204,379
Frontier Oil Corp.	5,138,206	63,149
Great Eastern Shipping Co. Ltd.	2,250,000	13,982
Hankook Shell Oil Co. Ltd. (e)	70,000	10,387
Holly Corp.	100,000	2,673
Michang Oil Industrial Co. Ltd. (e)	173,900	6,785
National Energy Group, Inc. (a)	548,313	2,736
Oil Search Ltd.	10,002,522	52,857
Pebercan, Inc. (a)	1,150,000	0
Petroleum Development Corp. (a)	202,024	5,887
Rex American Resources Corp. (a)(e)	1,308,048	20,994
Stone Energy Corp. (a)	130,000	1,529
Sunoco, Inc.	1,800,000	64,206
Swift Energy Co. (a)(e)	3,500,374	90,765
Tesoro Corp.	5,000,000	64,550
Tsakos Energy Navigation Ltd.	310,000	4,582
USEC, Inc. (a)(d)(e)	8,600,000	47,558
W&T Offshore, Inc. (d)(e)	6,375,000	58,714
World Fuel Services Corp.	2,060,022	53,664
		889,956
TOTAL ENERGY		1,744,519
FINANCIALS - 9.1%
Capital Markets - 0.0%
GFI Group, Inc.	250,000	1,473
Mass Financial Corp. Class A	36,538	347
optionsXpress Holdings, Inc. (a)	10,000	156
TradeStation Group, Inc. (a)	1,250,000	7,988
		9,964
Commercial Banks - 0.9%
Anglo Irish Bank Corp. PLC (a)	9,500,373	0
Aozora Bank Ltd.	500,000	665
Bank of the Ozarks, Inc. (d)	250,342	9,375
Cathay General Bancorp (e)	4,125,000	48,510
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Center Financial Corp. (a)(e)	2,170,731	$ 11,223
CIT Group, Inc. (a)	170,000	6,181
Codorus Valley Bancorp, Inc.	86,526	718
Dimeco, Inc.	21,140	764
East West Bancorp, Inc.	4,000,000	62,360
First Bancorp, Puerto Rico (d)	2,000,000	1,130
Nara Bancorp, Inc. (a)	40,000	287
National Penn Bancshares, Inc.	1,200,000	7,992
North Valley Bancorp (a)(e)	3,166,666	5,890
Norwood Financial Corp.	27,184	748
Oba Financial Service, Inc. (a)	14,992	169
Oriental Financial Group, Inc.	1,380,000	19,541
Orrstown Financial Services, Inc.	30,000	687
Pacific Premier Bancorp, Inc. (a)(e)	948,105	4,077
Popular, Inc. (a)	18,050,072	51,804
S.Y. Bancorp, Inc. (d)	4,688	117
Sandy Spring Bancorp, Inc.	300,000	5,082
Sparebanken More (primary capital certificate)	92,008	2,651
Sparebanken Rogaland (primary capital certificate)	1,061,327	8,598
The First Bancorp, Inc. (d)	9,711	136
Vestjysk Bank AS (Reg.) (a)	105,600	1,496
Wilshire Bancorp, Inc.	200,000	1,506
		251,707
Consumer Finance - 0.1%
Aeon Credit Service (Asia) Co. Ltd.	12,400,000	10,456
First Cash Financial Services, Inc. (a)	100,000	2,398
Nicholas Financial, Inc.	200,827	1,727
Student Loan Corp.	504,774	12,670
		27,251
Diversified Financial Services - 0.0%
Korea Information Service, Inc. (e)	240,000	4,677
Newship Ltd.	2,500	157
Ricoh Leasing Co. Ltd.	10,000	240
		5,074
Insurance - 7.0%
Aegon NV (a)	38,000,000	228,284
April Group	20,000	519
Assurant, Inc.	5,575,000	207,892
Axis Capital Holdings Ltd. (e)	7,925,000	247,022
Employers Holdings, Inc.	575,156	8,938
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Endurance Specialty Holdings Ltd.	2,600,000	$ 100,334
FBL Financial Group, Inc. Class A	410,002	9,303
Fidelity National Financial, Inc. Class A	400,000	5,908
First Mercury Financial Corp.	462,951	5,305
Genworth Financial, Inc. Class A (a)	13,800,000	187,404
Hartford Financial Services Group, Inc.	5,750,000	134,608
HCC Insurance Holdings, Inc.	225,000	5,877
Lincoln National Corp.	6,300,000	164,052
National Interstate Corp.	943,738	21,055
National Western Life Insurance Co. Class A	148,870	22,950
Protective Life Corp.	1,605,000	36,096
RenaissanceRe Holdings Ltd. (e)	3,100,000	177,382
Symetra Financial Corp.	175,000	2,041
Tower Group, Inc.	352,000	7,586
Unum Group	15,950,000	363,979
Validus Holdings Ltd.	3,024,977	75,140
		2,011,675
Real Estate Investment Trusts - 0.3%
Kite Realty Group Trust	500,460	2,322
ProLogis Trust	6,660,000	72,328
VastNed Offices/Industrial NV	125,000	1,792
		76,442
Real Estate Management & Development - 0.1%
Airport Facilities Co. Ltd.	260,000	945
Devine Ltd. (a)	8,500,000	1,884
Relo Holdings Corp. (e)	823,100	12,676
Tejon Ranch Co. (a)(d)(e)	943,829	21,746
		37,251
Thrifts & Mortgage Finance - 0.7%
Bank Mutual Corp.	125,000	735
First Financial Service Corp.	102,373	681
Fox Chase Bancorp, Inc. (a)	724,419	7,005
Genworth MI Canada, Inc.	5,800,000	148,054
North Central Bancshares, Inc. (e)	134,461	2,185
Oritani Financial Corp.	50,000	500
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
The PMI Group, Inc. (a)(d)(e)	12,388,300	$ 38,775
WSB Holdings, Inc.	16,329	50
		197,985
TOTAL FINANCIALS		2,617,349
HEALTH CARE - 12.2%
Biotechnology - 0.6%
Amgen, Inc. (a)	3,000,000	163,590
Martek Biosciences (a)	135,000	2,793
Vital BioTech Holdings Ltd. (a)	15,000,000	550
		166,933
Health Care Equipment & Supplies - 1.3%
Anika Therapeutics, Inc. (a)	50,934	298
Atrion Corp.	10,000	1,444
Corin Group PLC	250,000	204
Exactech, Inc. (a)(e)	700,000	11,046
Hoshiiryou Sanki Co. Ltd. (e)	243,300	5,419
Immucor, Inc. (a)	150,000	2,883
Kinetic Concepts, Inc. (a)	2,655,266	94,288
Mani, Inc. (d)	335,000	11,784
Medical Action Industries, Inc. (a)(e)	1,634,280	22,390
Nakanishi, Inc.	271,300	26,400
Prim SA (e)	1,615,000	13,450
Span-America Medical System, Inc. (e)	254,823	4,253
St. Shine Optical Co. Ltd.	1,000,200	8,755
Symmetry Medical, Inc. (a)	400,000	3,892
Syneron Medical Ltd. (a)(e)	3,558,700	32,847
Techno Medica Co. Ltd.	86	270
Theragenics Corp. (a)(e)	3,304,620	3,999
Top Glove Corp. Bhd	1,500,000	3,128
Utah Medical Products, Inc. (d)(e)	460,000	11,436
Value Added Technlgies Co. Ltd.	100,000	850
Varian Medical Systems, Inc. (a)	100,000	5,520
Young Innovations, Inc. (e)	791,040	21,121
Zimmer Holdings, Inc. (a)	2,000,000	105,980
		391,657
Health Care Providers & Services - 9.0%
Advocat, Inc. (e)	566,360	2,662
Almost Family, Inc. (a)	160,000	4,205
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Amedisys, Inc. (a)(d)(e)	2,855,900	$ 75,024
American HomePatient, Inc. (a)(e)	1,026,500	677
AMERIGROUP Corp. (a)(e)	4,986,967	178,334
AmSurg Corp. (a)(e)	2,353,000	43,107
AS One Corp.	220,000	4,086
Centene Corp. (a)	675,000	14,384
Continucare Corp. (a)	100,043	381
Corvel Corp. (a)	100,054	3,981
Coventry Health Care, Inc. (a)(e)	14,574,627	289,015
Grupo Casa Saba SA de CV sponsored ADR (d)	1,263,900	14,029
Health Net, Inc. (a)(e)	6,500,000	153,075
Healthspring, Inc. (a)(e)	4,800,000	90,240
Healthways, Inc. (a)(e)	1,715,700	24,432
Henry Schein, Inc. (a)	150,000	7,874
Japan Medical Dynamic Marketing, Inc.	77,000	197
Kindred Healthcare, Inc. (a)	350,000	4,655
LHC Group, Inc. (a)	340,000	7,817
LifePoint Hospitals, Inc. (a)(e)	3,100,000	95,821
Lincare Holdings, Inc. (d)(e)	13,453,537	319,656
Medica Sur SA de CV	300,000	687
MEDNAX, Inc. (a)	100,000	4,715
Molina Healthcare, Inc. (a)(e)	1,300,000	38,753
National Research Corp.	2,000	50
Patterson Companies, Inc.	3,600,027	96,049
Psychemedics Corp.	40,331	363
ResCare, Inc. (a)(e)	1,738,520	17,072
The Ensign Group, Inc.	10,000	180
Triple-S Management Corp. (a)(e)	1,243,896	24,729
U.S. Physical Therapy, Inc. (a)	15,000	273
United Drug PLC:
(Ireland)	8,550,033	27,113
(United Kingdom)	518,887	1,640
UnitedHealth Group, Inc.	27,750,700	844,995
Universal American Financial Corp.	1,720,043	28,794
VCA Antech, Inc. (a)	530,000	11,045
Wellcare Health Plans, Inc. (a)	2,000,000	51,580
WellPoint, Inc. (a)	2,250,000	114,120
Win International Co., Ltd. (e)	621,904	4,260
		2,600,070
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.0%
Arrhythmia Research Technology, Inc. (e)	271,041	$ 1,355
Life Sciences Tools & Services - 0.4%
Charles River Laboratories International, Inc. (a)	1,800,000	55,944
ICON PLC sponsored ADR (a)	2,100,000	49,560
		105,504
Pharmaceuticals - 0.9%
Bukwang Pharmaceutical Co. Ltd.	60,000	662
Daewon Pharmaceutical Co. Ltd. (e)	1,290,900	6,931
Dechra Pharmaceuticals PLC	10,000	65
Endo Pharmaceuticals Holdings, Inc. (a)	5,000,039	120,051
Forest Laboratories, Inc. (a)	2,000,000	55,500
Fornix Biosciences NV (e)	475,022	2,817
Ildong Pharmaceutical Co. Ltd. (e)	501,013	15,483
Jeil Pharmaceutical Co.	673,490	7,004
KunWha Pharmaceutical Co., Ltd. (e)	325,000	3,325
KV Pharmaceutical Co. Class A (a)(d)	650,000	696
Pacific Pharmaceutical Co. Ltd.	40,000	1,043
Recordati SpA	3,140,500	23,577
Torii Pharmaceutical Co. Ltd.	620,000	10,201
Whanin Pharmaceutical Co. Ltd. (e)	1,860,000	10,851
Yuyu Pharma, Inc.	255,000	1,962
		260,168
TOTAL HEALTH CARE		3,525,687
INDUSTRIALS - 8.2%
Aerospace & Defense - 0.8%
Alabama Aircraft Industries, Inc. (a)(e)	245,280	289
CAE, Inc.	11,500,000	109,636
Ceradyne, Inc. (a)	56,360	1,310
Magellan Aerospace Corp. (a)	550,100	1,445
Moog, Inc. Class A (a)	3,000,000	107,430
		220,110
Air Freight & Logistics - 0.3%
Air T, Inc. (e)	242,988	2,457
Dynamex, Inc. (a)	199,483	2,685
Kintetsu World Express, Inc.	500,000	12,398
Pacer International, Inc. (a)(e)	1,825,017	15,038
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
Sinwa Ltd.	10,000,000	$ 2,206
Yusen Air & Sea Service Co. Ltd. (e)	4,221,500	62,425
		97,209
Airlines - 0.1%
MAIR Holdings, Inc. (a)(e)	2,000,026	0
Pinnacle Airlines Corp. (a)	841,096	4,668
Republic Airways Holdings, Inc. (a)(d)(e)	2,500,000	15,625
SkyWest, Inc.	332,138	4,135
		24,428
Building Products - 0.2%
AAON, Inc.	809,991	20,136
Insteel Industries, Inc. (e)	1,018,131	9,458
Kingspan Group PLC (Ireland) (a)	2,630,000	18,442
Kondotec, Inc. (e)	1,000,000	6,908
		54,944
Commercial Services & Supplies - 1.2%
AJIS Co. Ltd. (e)	438,500	6,926
Cintas Corp.	3,350,000	88,641
Fursys, Inc. (e)	650,000	15,635
Gl Events	40,000	1,110
HNI Corp. (d)	200,000	5,168
Knoll, Inc. (e)	4,684,016	65,717
Mitie Group PLC	15,200,006	49,777
Moshi Moshi Hotline, Inc.	300,000	6,266
Multi-Color Corp.	349,113	4,559
RPS Group PLC	1,200,000	3,670
Secom Techno Service Co. Ltd. (e)	1,298,000	38,974
United Stationers, Inc. (a)(e)	1,215,772	65,834
VICOM Ltd.	2,925,000	6,023
		358,300
Construction & Engineering - 0.7%
Arcadis NV	1,275,000	24,702
Aveng Ltd.	550,000	2,716
Chodai Co. Ltd.	97,000	257
Commuture Corp.	800,000	4,601
Daiichi Kensetsu Corp. (e)	1,640,000	13,283
Daimei Telecom Engineering Corp.	1,675,000	12,656
Dongyang Engineering & Construction Corp. (e)	210,000	2,068
EMCOR Group, Inc. (a)	749,996	19,507
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Foster Wheeler AG (a)	100,000	$ 2,302
Granite Construction, Inc.	275,000	6,394
Hanil Construction Co. Ltd. (a)	50,000	99
Heijmans NV unit (a)	10,000	158
Imtech NV	925,000	25,770
Jacobs Engineering Group, Inc. (a)	550,800	20,143
Kaneshita Construction Co. Ltd.	925,000	3,639
KHD Humboldt Wedag International AG	121,550	745
Kier Group PLC	30,000	488
Koninklijke BAM Groep NV	1,800,000	8,706
Kyeryong Construction Industrial Co. Ltd. (e)	893,000	10,684
Meisei Industrial Co. Ltd.	1,100,000	3,106
Northwest Pipe Co. (a)	444,990	8,085
Sanyo Engineering & Construction, Inc.	1,000,000	2,962
Severfield-Rowen PLC	725,000	2,479
Shinnihon Corp. (d)	1,800,000	4,686
Shinsegae Engineering & Construction Co. Ltd. (e)	314,469	3,244
ShoLodge, Inc. (a)(e)	500,627	75
Sterling Construction Co., Inc. (a)	150,000	1,859
United Integration Services Co. Ltd.	4,000,000	5,058
Vianini Lavori SpA	350,000	1,952
		192,424
Electrical Equipment - 0.6%
Aichi Electric Co. Ltd.	1,051,000	2,979
Aros Quality Group AB	260,000	1,711
AZZ, Inc. (e)	1,110,000	48,318
Belden, Inc.	40,701	972
Canare Electric Co. Ltd.	150,000	2,104
Chiyoda Integre Co. Ltd.	530,000	6,335
Deswell Industries, Inc. (e)	891,999	3,327
Draka Holding NV (a)	1,000,000	15,236
Fushi Copperweld, Inc. (a)	735,014	6,218
FW Thorpe PLC	350,000	3,294
General Cable Corp. (a)	160,000	4,246
Graphite India Ltd.	1,350,000	2,771
Hubbell, Inc. Class B	400,000	18,876
I-Sheng Electric Wire & Cable Co. Ltd.	3,300,000	5,447
Korea Electric Terminal Co. Ltd. (e)	700,000	11,541
Nexans SA	425,000	28,843
PK Cables OY	250,000	3,845
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Prysmian SpA	420,000	$ 7,105
Universal Security Instruments, Inc. (a)(e)	241,255	1,375
Zumtobel AG	350,000	6,630
		181,173
Industrial Conglomerates - 1.1%
DCC PLC (Ireland) (e)	8,310,000	204,161
Reunert Ltd.	550,000	4,453
Seaboard Corp.	50,006	75,909
Textron, Inc.	1,000,000	20,760
		305,283
Machinery - 1.4%
Aalberts Industries NV	4,700,000	70,048
Actuant Corp. Class A	275,000	5,671
American Railcar Industries, Inc.	52,184	712
ASL Marine Holdings Ltd.	3,250,000	2,055
Cascade Corp. (e)	977,229	37,301
CKD Corp. (e)	5,500,000	36,338
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,239,953	19,504
Foremost Income Fund (e)	2,141,103	12,081
Gardner Denver, Inc.	750,000	38,078
Gencor Industries, Inc. (a)	283,103	2,166
Greenbrier Companies, Inc. (a)	800,000	10,448
Hardinge, Inc. (e)	606,276	5,129
Hi-P International Ltd.	30,000,000	15,994
Hurco Companies, Inc. (a)(e)	643,998	10,858
Hwacheon Machine Tool Co. Ltd. (e)	219,900	6,805
Ihara Science Corp.	617,000	4,876
Inoue Kinzoku Kogyo Co. Ltd. (e)	1,082,000	3,731
Jaya Holdings Ltd. (a)(e)	70,500,000	33,957
Kyowakogyosyo Co.,Ltd.	122,000	1,002
Lincoln Electric Holdings, Inc.	100,000	5,522
Miller Industries, Inc. (e)	620,037	8,290
Morgan Crucible Co. PLC	10,000	34
NACCO Industries, Inc. Class A	417,200	37,147
Nadex Co. Ltd. (e)	595,000	2,444
Nichidai Corp. (a)	100,000	235
Nitta Corp.	55,000	857
NN, Inc. (a)(e)	1,120,039	6,597
S&T Holdings Co. Ltd.	610,020	7,221
Takamatsu Machinery Co., Ltd. (a)	105,000	367
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Takeuchi Manufacturing Co. Ltd. (a)	270,000	$ 3,040
Terex Corp. (a)	400,000	7,896
Tocalo Co. Ltd.	210,000	3,567
Trifast PLC (a)(e)	8,520,000	4,243
Trinity Industrial Corp.	625,000	2,379
Twin Disc, Inc. (e)	588,171	7,599
		414,192
Marine - 0.0%
Tokyo Kisen Co. Ltd. (e)	1,000,000	4,432
Professional Services - 1.1%
Boardroom Ltd.	3,000,000	1,081
Clarius Group Ltd. (a)	4,014,492	2,343
Corporate Executive Board Co.	850,000	23,945
CRA International, Inc. (a)(e)	649,972	12,492
en-japan, Inc. (a)(d)	6,100	7,672
Equifax, Inc.	5,000,171	156,705
Hays PLC	1,500,000	2,124
Hyder Consulting PLC	525,000	2,874
LECG Corp. (a)	639,396	1,368
Manpower, Inc.	100,000	4,798
RCM Technologies, Inc. (a)(e)	1,299,917	6,669
SmartPros Ltd.	125,000	319
SR Teleperformance SA	270,000	6,841
Stantec, Inc. (a)(e)	2,626,100	61,824
Synergie SA	135,000	3,449
Temp Holdings Co., Ltd. (d)	325,000	2,689
TrueBlue, Inc. (a)	210,122	2,704
VSE Corp.	156,546	5,559
		305,456
Road & Rail - 0.3%
Alps Logistics Co. Ltd. (e)	1,723,700	17,651
Con-way, Inc.	400,000	13,476
Contrans Group, Inc.:
(sub. vtg.) (f)	130,000	1,132
Class A	220,000	1,915
Hutech Norin Co. Ltd. (e)	1,043,700	8,828
Japan Logistic Systems Corp.	175,000	512
Sakai Moving Service Co. Ltd. (e)	778,000	16,519
Trancom Co. Ltd. (e)	1,032,400	18,755
Universal Truckload Services, Inc. (a)	474,513	7,208
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
US 1 Industries, Inc. (a)(e)	1,262,000	$ 1,262
Vitran Corp., Inc. (a)(g)	500,000	5,500
		92,758
Trading Companies & Distributors - 0.3%
AddTech AB (B Shares)	460,000	9,209
Grafton Group PLC unit	6,700,017	25,237
Hanwa Co. Ltd.	550,000	2,221
Houston Wire & Cable Co.	858,200	10,358
KS Energy Services Ltd. (a)	14,200,000	11,277
Otec Corp.	100,000	678
Parker Corp. (e)	2,400,000	4,443
Richelieu Hardware Ltd. (d)	375,000	9,270
Senshu Electric Co. Ltd. (e)	1,080,000	10,634
Strongco Corp. (a)(e)	809,962	2,766
Tanaka Co. Ltd.	100,000	386
TECHNO ASSOCIE CO., LTD.	180,000	1,504
Totech Corp.	178,400	658
Uehara Sei Shoji Co. Ltd.	1,118,000	4,165
Wakita & Co. Ltd.	650,000	2,414
Yamazen Co. Ltd.	1,050,000	4,434
		99,654
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,575,000	6,779
Meiko Transportation Co. Ltd.	905,000	7,770
		14,549
TOTAL INDUSTRIALS		2,364,912
INFORMATION TECHNOLOGY - 15.1%
Communications Equipment - 0.9%
Aastra Technologies Ltd.	300,000	6,692
Bel Fuse, Inc. Class A	372,293	8,470
Black Box Corp. (e)	1,981,025	60,302
Blonder Tongue Laboratories, Inc. (a)	152,040	182
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	2,252,137	6,644
ClearOne Communications, Inc. (a)(e)	1,000,503	3,032
CommScope, Inc. (a)	25,000	509
Comtech Telecommunications Corp. (a)	150,000	3,236
Ditech Networks, Inc. (a)(e)	2,200,196	2,684
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
NEC Mobiling Ltd.	270,000	$ 7,510
Nera Telecommunications Ltd.	9,000,000	2,217
NETGEAR, Inc. (a)(e)	3,534,317	84,824
Opnext, Inc. (a)	2,652,231	4,774
Optical Cable Corp. (a)(e)	537,002	1,606
TKH Group NV unit	3,030,000	60,027
		252,709
Computers & Peripherals - 2.0%
ASUSTeK Computer, Inc.	3,360,076	25,368
Compal Electronics, Inc.	70,500,000	92,457
Datapulse Technology Ltd.	1,500,000	226
Logitech International SA (a)(d)	535,000	8,421
Logitech International SA (Reg.) (a)	7,300,000	114,859
NCR Corp. (a)	10,000	137
Pegatron Corp. (a)	9,043,700	10,461
Pinnacle Technology Holdings Ltd.	700,000	465
Rimage Corp. (a)(e)	939,534	15,859
Roland DG Corp.	210,000	2,748
Seagate Technology (a)	15,000,000	188,250
Super Micro Computer, Inc. (a)(e)	2,329,810	33,642
TPV Technology Ltd.	52,500,000	33,186
Western Digital Corp. (a)	900,000	23,751
Xyratex Ltd. (a)(e)	2,899,990	37,671
		587,501
Electronic Equipment & Components - 3.9%
A&D Co. Ltd. (a)(e)	1,650,000	8,152
Beijer Electronics AB	40,000	765
CNB Technology, Inc.	110,000	670
CPI International, Inc. (a)	618,974	8,709
Daktronics, Inc. (d)	1,200,000	10,224
Delta Electronics PCL (For. Reg.)	25,000,000	20,292
Elec & Eltek International Co. Ltd.	1,300,000	3,835
Elematec Corp. (e)	1,670,000	19,478
Excel Co. Ltd. (e)	909,800	10,590
Fabrinet (a)	50,000	508
Hon Hai Precision Industry Co. Ltd. (Foxconn)	81,000,993	326,663
Huan Hsin Holdings Ltd. (a)	7,200,000	1,694
Image Sensing Systems, Inc. (a)(e)	350,000	4,214
Ingram Micro, Inc. Class A (a)	500,000	8,265
Insight Enterprises, Inc. (a)	1,681,338	24,497
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
INTOPS Co. Ltd. (e)	859,900	$ 14,650
Jurong Technologies Industrial Corp. Ltd. (a)	29,873,347	0
Kingboard Chemical Holdings Ltd.	41,000,000	189,759
Kingboard Chemical Holdings Ltd. warrants 10/31/12 (a)	4,100,000	1,631
Kingboard Laminates Holdings Ltd.	9,000,000	8,933
KITAGAWA INDUSTRIES CO., LTD.	100,000	937
Mesa Laboratories, Inc. (e)	317,500	7,604
Muramoto Electronic Thailand PCL (For. Reg.)	1,700,000	10,250
Nippo Ltd.	432,000	2,624
Orbotech Ltd. (a)(e)	2,449,985	26,999
Renishaw PLC	400,000	5,213
Rofin-Sinar Technologies, Inc. (a)	125,000	2,633
ScanSource, Inc. (a)(e)	2,113,033	58,277
SED International Holdings, Inc. (a)(e)	475,000	1,235
Shibaura Electronics Co. Ltd. (e)	706,000	11,355
Shinko Shoji Co. Ltd.	20,000	176
Sigmatron International, Inc. (a)(e)	381,880	2,032
SMART Modular Technologies (WWH), Inc. (a)(e)	6,200,284	33,544
Spectrum Control, Inc. (a)(e)	942,596	14,224
SYNNEX Corp. (a)(e)	3,456,470	91,216
Taitron Components, Inc. Class A (sub. vtg.) (a)	359,023	413
Tomen Electronics Corp. (e)	1,492,400	17,596
Venture Corp. Ltd. (e)	23,250,000	156,436
VST Holdings Ltd.	40,000,000	12,771
Winland Electronics, Inc. (a)(e)	337,600	257
Wireless Telecom Group, Inc. (a)(e)	1,767,712	1,308
XAC Automation Corp. (e)	5,500,000	6,242
		1,126,871
Internet Software & Services - 1.1%
AhnLab, Inc.	200,000	3,331
Artificial Life, Inc. (a)	100,000	91
Daou Technology, Inc.	1,581,290	9,827
DivX, Inc. (a)	55,429	422
eBay, Inc. (a)	8,350,007	174,599
j2 Global Communications, Inc. (a)(e)	3,763,840	88,563
Jorudan Co. Ltd.	115,000	1,018
Meetic	1,000	28
Melbourne IT Ltd.	2,050,000	3,932
Monster Worldwide, Inc. (a)(d)	1,300,043	17,837
NetGem SA	700,000	2,783
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Perficient, Inc. (a)	200,000	$ 1,730
Rentabiliweb Group SA	10,000	85
Softbank Technology Corp. (e)	640,000	4,932
UANGEL Corp. (e)	1,200,000	4,860
United Internet AG	50,000	619
		314,657
IT Services - 3.0%
Accenture PLC Class A	500,000	19,820
ALTEN	530,000	15,577
Amdocs Ltd. (a)	8,000,000	218,640
Argo Graphics, Inc.	515,000	5,721
Calian Technologies Ltd. (e)	778,500	13,632
Computer Services, Inc.	160,000	3,400
Convergys Corp. (a)	2,499,970	27,925
CSE Global Ltd. (e)	39,855,000	28,135
EOH Holdings Ltd.	3,300,000	5,112
Groupe Steria SCA	1,005	27
Heartland Payment Systems, Inc. (e)	2,650,023	41,817
HIQ International AB	900,000	3,965
Indra Sistemas SA (d)(e)	10,350,000	169,160
Know IT AB (e)	925,000	7,144
Mastek Ltd. (e)	2,025,000	11,403
Matsushita Electric Works Information Systems Co. Ltd.	350,000	9,027
NeuStar, Inc. Class A (a)	350,000	8,131
Patni Computer Systems Ltd. sponsored ADR	1,950,000	43,037
Rolta India Ltd.	500,000	1,823
SAIC, Inc. (a)	50,000	832
SinoCom Software Group Ltd. (e)	68,316,000	10,378
Softcreate Co., Ltd.	55,000	580
Syntel, Inc.	375,000	15,473
The Western Union Co.	100,000	1,623
Total System Services, Inc. (e)	13,150,606	196,076
Wright Express Corp. (a)	10,000	350
		858,808
Office Electronics - 0.3%
Xerox Corp.	10,000,000	97,400
Semiconductors & Semiconductor Equipment - 0.8%
Axcelis Technologies, Inc. (a)	4,999,957	8,350
Axell Corp. (d)	590,000	19,661
Diodes, Inc. (a)(e)	3,700,253	65,420
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ELMOS Semiconductor AG (a)(d)(e)	1,175,000	$ 12,533
Gennum Corp. (e)	2,734,980	18,864
KEC Holdings Co. Ltd. (e)	1,399,999	2,285
Lasertec Corp.	335,000	4,070
Leeno Industrial, Inc.	200,000	2,342
Melexis NV (a)(e)	3,300,000	41,290
Miraial Co. Ltd.	150,000	4,044
Nextchip Co. Ltd.	129,981	1,841
Novatek Microelectronics Corp.	1,100,000	2,913
Photronics, Inc. (a)	1,100,010	4,972
Powertech Technology, Inc.	5,000,000	15,318
Sunplus Technology Co. Ltd. (a)	7,000,000	5,219
Telechips, Inc. (e)	1,057,600	6,867
Trio-Tech International (a)(e)	322,543	1,293
UKC Holdings Corp. (e)	925,000	12,576
Varitronix International Ltd. (e)	32,340,000	9,992
Y. A. C. Co., Ltd.	300,000	2,721
		242,571
Software - 3.1%
ANSYS, Inc. (a)(e)	5,100,000	229,245
Aveva Group PLC	35,000	730
ClickSoftware Technologies Ltd. (a)	75,000	435
Cybernet Systems Co. Ltd. (e)	20,500	6,540
DMX Technologies Group Ltd. (a)	4,000,000	1,029
DTS Corp.	200,000	2,381
ebix.com, Inc. (a)(d)(e)	1,760,015	29,234
Epicor Software Corp. (a)	1,860,328	14,399
Exact Holdings NV	725,000	16,858
Geodesic Ltd.	3,750,000	7,122
Hudson Soft Co. Ltd.	700,000	2,397
ICT Automatisering NV (a)(e)	874,000	4,729
IGE + XAO SA	15,000	430
Infomedia Ltd.	1,200,000	277
Jack Henry & Associates, Inc.	1,800,432	45,731
KSK Co., Ltd. (e)	434,700	3,420
MICROS Systems, Inc. (a)	400,295	14,323
MicroStrategy, Inc. Class A (a)	40,000	3,320
Net 1 UEPS Technologies, Inc. (a)	550,000	8,003
NSD Co. Ltd.	250,000	2,708
Nucleus Software Exports Ltd.	1,050,000	3,217
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	17,000,000	$ 401,880
Pervasive Software, Inc. (a)	389,813	1,871
Pro-Ship, Inc.	50,000	751
Progress Software Corp. (a)(e)	2,200,282	65,788
Sage Group PLC	100,000	375
Shanda Games Ltd. sponsored ADR	250,042	1,658
Societe Pour L'Informatique Industrielle SA (d)	836,022	4,740
Springsoft, Inc.	10,000,922	9,755
SWORD Group	158,618	5,323
Vasco Data Security International, Inc. (a)	825,466	5,258
VIC Tokai Corp.	25,000	208
		894,135
TOTAL INFORMATION TECHNOLOGY		4,374,652
MATERIALS - 4.2%
Chemicals - 2.4%
Aditya Birla Chemicals India Ltd.	1,065,901	2,313
American Vanguard Corp.	1,250,005	10,688
Aronkasei Co. Ltd.	483,000	1,900
C. Uyemura & Co. Ltd. (e)	626,200	27,497
Chase Corp. (e)	853,155	11,995
Core Molding Technologies, Inc. (a)	314,306	1,763
Cytec Industries, Inc.	1,300,000	64,896
Deepak Fertilisers and Petrochemicals Corp. Ltd. (e)	5,200,000	16,440
Deepak Nitrite Ltd.	350,027	1,525
Dongbu Fine Chemical Co. Ltd.	100,000	1,408
EcoGreen Fine Chemical Group Ltd. (e)	41,738,000	11,445
FMC Corp.	2,000,000	124,980
Fujikura Kasei Co., Ltd. (e)	2,889,700	17,754
Gujarat Narmada Valley Fertilizers Co.	2,000,000	4,950
Gujarat State Fertilizers & Chemicals Ltd.	1,400,000	8,631
Honshu Chemical Industry Co., Ltd. (e)	700,000	3,645
Innospec, Inc. (a)(e)	2,024,985	22,275
KPC Holdings Corp.	43,478	1,937
Kpx Chemical Co. Ltd.	163,083	6,853
Methanex Corp.	750,300	16,853
Miwon Commercial Co. Ltd.	20,850	1,604
Muto Seiko Co. Ltd.	150,000	1,644
OM Group, Inc. (a)(e)	2,269,800	61,285
SK Kaken Co. Ltd.	250,000	6,798
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Soken Chemical & Engineer Co. Ltd. (e)	805,000	$ 13,022
T&K Toka Co. Ltd.	350,000	4,418
Thai Carbon Black PCL (For. Reg.)	11,200,000	11,602
Thai Rayon PCL (For. Reg.)	3,000,000	6,702
Yara International ASA	5,200,000	196,065
Yip's Chemical Holdings Ltd. (e)	34,002,000	34,407
		697,295
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	850,700	4,552
Mitani Sekisan Co. Ltd.	944,600	5,454
Titan Cement Co. SA (Reg.)	550,000	11,806
		21,812
Containers & Packaging - 0.4%
Chuoh Pack Industry Co. Ltd.	221,000	1,816
Kohsoku Corp. (e)	1,721,800	14,225
Silgan Holdings, Inc.	2,600,000	73,892
Starlite Holdings Ltd.	3,000,000	197
The Pack Corp. (e)	1,625,000	30,723
Vidrala SA	69,316	1,689
		122,542
Metals & Mining - 1.3%
Avocet Mining PLC (a)	1,250,000	2,416
Blue Earth Refineries, Inc.	274,309	244
Chubu Steel Plate Co. Ltd.	50,000	283
Commercial Metals Co.	400,000	5,756
Compania de Minas Buenaventura SA sponsored ADR	3,000,000	115,830
Gerdau SA sponsored ADR	3,500,000	51,240
Horsehead Holding Corp. (a)(e)	2,650,000	20,299
HudBay Minerals, Inc. (a)	5,000,000	62,357
Industrias Penoles SA de CV	2,200,000	45,973
Korea Steel Shapes Co. Ltd.	42,000	2,077
Orosur Mining, Inc. (a)	1,515,000	442
Orvana Minerals Corp. (a)	2,300,000	3,311
Pacific Metals Co. Ltd. (d)	1,250,000	8,982
Sherritt International Corp.	1,250,000	8,281
Synalloy Corp.	300,013	2,775
Tohoku Steel Co. Ltd. (e)	595,000	5,645
Tokyo Kohtetsu Co. Ltd.	54,600	291
Tokyo Tekko Co. Ltd. (e)	4,600,000	11,231
Universal Stainless & Alloy Products, Inc. (a)(e)	424,587	9,689
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Webco Industries, Inc. (a)	9,122	$ 575
Yamato Kogyo Co. Ltd.	250,000	6,098
		363,795
Paper & Forest Products - 0.0%
Gunns Ltd.	750,000	465
Stella-Jones, Inc.	200,000	5,363
		5,828
TOTAL MATERIALS		1,211,272
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
Atlantic Tele-Network, Inc. (e)	1,338,800	59,858
Wireless Telecommunication Services - 0.1%
Okinawa Cellular Telephone Co.	209	413
SK Telecom Co. Ltd. sponsored ADR (d)	1,900,000	31,122
		31,535
TOTAL TELECOMMUNICATION SERVICES		91,393
UTILITIES - 0.5%
Electric Utilities - 0.2%
Allegheny Energy, Inc.	3,000,000	68,400
Gas Utilities - 0.1%
Hokuriku Gas Co.	1,600,000	4,202
Keiyo Gas Co. Ltd.	606,000	2,489
KyungDong City Gas Co. Ltd.	139,700	4,973
Otaki Gas Co. Ltd.	700,000	3,402
UGI Corp.	200,000	5,392
		20,458
Independent Power Producers & Energy Traders - 0.2%
Constellation Energy Group, Inc.	1,000,033	31,601
Mega First Corp. Bhd (e)	17,160,300	9,001
		40,602
TOTAL UTILITIES		129,460
TOTAL COMMON STOCKS (Cost $19,876,421)		25,595,935
Preferred Stocks - 0.4%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.3%
Johnson Controls, Inc. 11.50%	500,000	$ 85,000
FINANCIALS - 0.1%
Commercial Banks - 0.1%
East West Bancorp, Inc. Series A, 8.00%	3,195	3,918
Oriental Financial Group, Inc. Series C (g)	16,885	14,326
		18,244
Insurance - 0.0%
Hartford Financial Services Group, Inc. Series F 7.25%	516,600	12,615
TOTAL FINANCIALS		30,859
TOTAL CONVERTIBLE PREFERRED STOCKS		115,859
Nonconvertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Hite Holdings Co. Ltd.	40,494	582
Food Products - 0.0%
Nam Yang Dairy Products	4,917	948
TOTAL CONSUMER STAPLES		1,530
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Pacific Pharmaceutical Co. Ltd.	9,230	211
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem SpA (Risparmio Shares)	600,000	3,810
TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,551
TOTAL PREFERRED STOCKS (Cost $64,074)		121,410
Convertible Bonds - 0.2%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
USEC, Inc. 3% 10/1/14	$ 37,150	$ 29,378
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Textron, Inc. 4.5% 5/1/13	8,170	14,047
TOTAL CONVERTIBLE BONDS (Cost $42,571)		43,425
Money Market Funds - 11.5%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	2,989,039,992	2,989,040
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	337,644,719	337,645
TOTAL MONEY MARKET FUNDS (Cost $3,326,685)		3,326,685
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $10,249)	$ 10,249	10,249
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $23,320,000)		29,097,704
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(203,066)
NET ASSETS - 100%		$ 28,894,638
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,117,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,826,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Oriental Financial Group, Inc.Series C	4/29/10	$ 16,885
Vitran Corp., Inc.	9/17/09	$ 4,250
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$10,249,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 4,095
Banc of America Securities LLC	1,549
Barclays Capital, Inc.	4,605
$ 10,249
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 6,311
Fidelity Securities Lending Cash Central Fund	11,748
Total	$ 18,059
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A&D Co. Ltd.	$ 10,352	$ -	$ 564	$ -	$ 8,152
Abbey PLC	21,806	-	-	-	20,393
Abercrombie & Fitch Co. Class A	248,840	17,083	12,085	6,189	329,874
Adams Resources & Energy, Inc.	6,494	-	-	211	8,856
Advocat, Inc.	1,039	1,128	-	134	2,662
Air T, Inc.	760	1,856	-	76	2,457
AJIS Co. Ltd.	9,246	-	-	198	6,926
Alabama Aircraft Industries, Inc.	294	-	-	-	289
Alps Logistics Co. Ltd.	14,757	-	-	611	17,651
Amedisys, Inc.	56,111	44,847	911	-	75,024
American HomePatient, Inc.	521	-	418	-	677
AMERIGROUP Corp.	115,872	7,045	-	-	178,334
AmSurg Corp.	48,519	-	-	-	43,107
ANSYS, Inc.	162,552	-	4,447	-	229,245
AOC Holdings, Inc.	55,113	754	821	-	27,634
Arctic Cat, Inc.	7,518	-	-	-	12,143
ARK Restaurants Corp.	4,444	-	-	610	4,517
Arrhythmia Research Technology, Inc.	959	-	-	16	1,355
Arts Optical International Holdings Ltd.	3,613	4,153	-	255	9,443
ASTI Corp.	4,625	-	-	171	5,355
Atlantic Tele-Network, Inc.	56,136	-	-	1,072	59,858
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Axcelis Technologies, Inc.	$ 5,680	$ -	$ 9,502	$ -	$ -
Axis Capital Holdings Ltd.	219,241	6,547	-	6,451	247,022
AZZ, Inc.	43,013	-	-	833	48,318
Barratt Developments PLC	83,406	163,146	-	-	126,805
Basic Energy Services, Inc.	27,338	-	12,914	-	24,362
Bed Bath & Beyond, Inc.	527,181	-	327,790	-	-
Belc Co. Ltd.	15,371	3,069	-	565	21,168
Belluna Co. Ltd.	16,592	5,579	-	645	24,489
Bellway PLC	92,404	-	-	1,092	68,394
Benihana, Inc.	4,570	576	-	-	4,400
Black Box Corp.	54,419	-	-	475	60,302
Blyth, Inc.	37,716	-	-	1,067	35,156
Brinker International, Inc.	143,936	23,601	-	4,683	161,255
Bristow Group, Inc.	86,060	-	32,329	-	-
C. Uyemura & Co. Ltd.	27,085	42	-	346	27,497
CAE, Inc.	92,252	2,830	25,669	1,394	-
Calian Technologies Ltd.	11,025	1,395	-	1,067	13,632
Career Education Corp.	119,184	5,253	21,078	-	112,378
Cascade Corp.	26,527	222	4,458	94	37,301
Cathay General Bancorp	21,888	15,582	-	138	48,510
CE Franklin Ltd.	4,115	4,112	-	-	9,036
CEC Entertainment, Inc.	66,362	-	3,892	-	75,539
Center Financial Corp.	447	7,800	-	-	11,223
Chase Corp.	9,914	-	-	171	11,995
Chime Communications PLC	5,413	5,158	-	287	11,617
Chimney Co. Ltd.	15,869	-	21,873	-	-
CKD Corp.	30,753	257	4,248	361	36,338
ClearOne Communications, Inc.	2,831	-	-	-	3,032
Clip Corp.	2,433	383	-	99	2,676
Columbus McKinnon Corp. (NY Shares)	16,591	1,207	-	-	19,504
Cosmos Pharmaceutical Corp.	11,126	27,762	-	309	46,118
Cossette, Inc. (sub. vtg.)	4,865	-	8,053	-	-
Coventry Health Care, Inc.	330,602	4,663	-	-	289,015
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
CRA International, Inc.	$ 9,426	$ 8,387	$ 2,004	$ -	$ 12,492
Craftmade International, Inc.	1,664	-	-	-	3,278
Create SD Holdings Co. Ltd.	22,426	19,063	-	795	42,372
CSE Global Ltd.	17,583	1,701	-	1,016	28,135
Cybernet Systems Co. Ltd.	8,255	-	-	290	6,540
Cytec Industries, Inc.	118,289	-	158,208	219	-
D.R. Horton, Inc.	281,637	-	-	3,644	267,786
Daewon Pharmaceutical Co. Ltd.	-	6,934	-	-	6,931
Daiichi Kensetsu Corp.	9,650	2,588	-	235	13,283
Daktronics, Inc.	16,132	4,020	10,428	194	-
Dataram Corp.	1,254	-	3,310	-	-
DCC PLC (Ireland)	176,375	1,414	-	7,361	204,161
Decorator Industries, Inc.	144	-	158	-	-
Deepak Fertilisers and Petrochemicals Corp. Ltd.	2,594	7,624	-	502	16,440
Delta Apparel, Inc.	7,264	-	105	-	12,587
Deswell Industries, Inc.	2,542	575	-	134	3,327
Diodes, Inc.	75,409	-	8,836	-	65,420
Ditech Networks, Inc.	4,398	-	1,704	-	2,684
Divestco, Inc.	2,059	5	-	-	3,349
DivX, Inc.	11,664	-	13,863	-	-
Dongyang Engineering & Construction Corp.	1,905	1,242	-	66	2,068
Dorel Industries, Inc. Class B (sub. vtg.)	8,470	54,538	-	639	75,260
East West Bancorp, Inc.	49,826	-	20,150	195	-
ebix.com, Inc.	17,422	7,786	-	-	29,234
EcoGreen Fine Chemical Group Ltd.	4,831	5,467	-	189	11,445
Edge Petroleum Corp.	1,189	-	273	-	-
Educational Development Corp.	1,685	81	-	148	2,074
Elematec Corp.	14,185	5,288	-	420	19,478
ELMOS Semiconductor AG	2,309	5,336	1,245	-	12,533
EuroBancshares, Inc.	2,304	-	442	-	-
Exactech, Inc.	10,082	-	157	-	11,046
Excel Co. Ltd.	9,703	-	-	278	10,590
Farstad Shipping ASA	49,128	3,980	-	921	67,630
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Federal Screw Works	$ 300	$ -	$ -	$ -	$ 443
First Bancorp, Puerto Rico	22,630	-	2,843	-	-
Folli Follie SA	19,723	20,262	-	-	43,160
Food Empire Holdings Ltd.	9,703	1,522	-	386	13,226
Footstar, Inc.	2,036	-	2,074	-	-
Foremost Income Fund	7,797	3,108	-	683	12,081
Fornix Biosciences NV	4,739	112	-	1,986	2,817
Fossil, Inc.	175,455	-	2,524	-	261,360
Fresh Del Monte Produce, Inc.	136,065	98	-	-	132,540
Fujikura Kasei Co., Ltd.	14,194	1,088	-	396	17,754
Fursys, Inc.	5,349	9,240	-	176	15,635
Fyffes PLC (Ireland)	542	19,660	-	524	15,484
Gennum Corp.	7,186	3,441	-	301	18,864
Gildan Activewear, Inc.	200,895	-	15,759	-	353,855
Glentel, Inc.	8,147	3,947	-	498	15,891
Goodfellow, Inc.	5,950	-	-	634	9,204
Greenbrier Companies, Inc.	15,473	-	9,186	-	-
Group 1 Automotive, Inc.	42,717	8,997	290	-	49,896
Gulliver International Co. Ltd.	61,705	-	3,412	786	49,176
Halows Co. Ltd.	6,208	2,655	-	117	9,822
Hampshire Group Ltd.	2,530	-	-	-	4,186
Handsome Co. Ltd.	23,610	-	-	418	33,677
Hankook Shell Oil Co. Ltd.	5,465	-	744	1,114	10,387
Hardinge, Inc.	1,221	1,547	-	11	5,129
Health Net, Inc.	89,298	1,597	5,154	-	153,075
Healthspring, Inc.	33,495	36,882	-	-	90,240
Healthways, Inc.	21,299	3,909	-	-	24,432
Heartland Payment Systems, Inc.	20,467	8,955	-	101	41,817
Helen of Troy Ltd.	65,565	1,326	4,939	-	67,807
Henry Boot PLC	13,230	-	-	416	15,208
Hitachi Systems & Services Ltd.	32,157	-	32,076	-	-
Honeys Co. Ltd.	4,447	9,628	-	192	31,038
Honshu Chemical Industry Co., Ltd.	1,741	1,329	-	63	3,645
Hornbeck Offshore Services, Inc.	-	26,802	-	-	22,299
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Horsehead Holding Corp.	$ 31,001	$ -	$ 2,797	$ -	$ 20,299
Hoshiiryou Sanki Co. Ltd.	1,181	3,676	-	61	5,419
HTL International Holdings Ltd.	3,961	916	-	1,043	13,084
Hurco Companies, Inc.	12,532	32	-	-	10,858
Hutech Norin Co. Ltd.	8,704	-	-	243	8,828
Hwacheon Machine Tool Co. Ltd.	867	5,159	-	112	6,805
ICT Automatisering NV	5,045	-	-	-	4,729
Ildong Pharmaceutical Co. Ltd.	6,725	5,869	-	331	15,483
Image Sensing Systems, Inc.	-	4,283	-	-	4,214
IMS Health, Inc.	129,000	5,981	242,502	660	-
Indra Sistemas SA	26,889	176,331	-	6,548	169,160
Innospec, Inc.	25,588	-	1,324	-	22,275
Inoue Kinzoku Kogyo Co. Ltd.	5,146	-	-	82	3,731
Insteel Industries, Inc.	3,057	7,019	-	74	9,458
Intage, Inc.	17,393	1,217	-	523	20,265
Intelligent Digital Integrated Security Co., Ltd.	9,262	2,902	-	143	12,610
Inter Parfums, Inc.	22,946	-	5,309	386	32,283
Intest Corp.	154	34	3,392	-	-
INTOPS Co. Ltd.	14,523	-	-	395	14,650
INZI Controls Co. Ltd.	4,953	-	-	109	5,524
IPC Holdings Ltd.	89,699	-	97,080	682	-
Isewan Terminal Service Co. Ltd.	7,570	77	-	275	6,779
j2 Global Communications, Inc.	88,810	1,384	-	-	88,563
Jack in the Box, Inc.	138,606	-	-	-	135,518
Jackson Hewitt Tax Service, Inc.	13,008	128	-	-	2,409
JAKKS Pacific, Inc.	32,205	-	-	-	44,076
Jaya Holdings Ltd.	24,076	164	-	-	33,957
JLM Couture, Inc.	112	-	-	-	296
Jos. A. Bank Clothiers, Inc.	66,777	-	-	-	107,091
Jumbo SA	40,342	41,709	-	1,763	59,628
KEC Holdings Co. Ltd.	1,281	-	578	32	2,285
Knoll, Inc.	20,559	26,030	-	328	65,717
Know IT AB	242	7,314	-	124	7,144
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kohsoku Corp.	$ 8,123	$ 3,810	$ -	$ 232	$ 14,225
Kondotec, Inc.	3,208	3,065	-	195	6,908
Korea Electric Terminal Co. Ltd.	10,505	-	-	148	11,541
Korea Information Service, Inc.	-	4,260	-	-	4,677
KSK Co., Ltd.	1,192	1,412	-	35	3,420
KunWha Pharmaceutical Co., Ltd.	3,535	-	-	139	3,325
Kyeryong Construction Industrial Co. Ltd.	12,046	4,061	-	188	10,684
Kyoto Kimono Yuzen Co. Ltd.	2,506	7,733	-	301	10,797
LifePoint Hospitals, Inc.	156,996	-	91,196	-	95,821
Lincare Holdings, Inc.	250,019	-	26,487	2,691	319,656
M/I Homes, Inc.	23,679	-	-	-	19,026
Maine & Maritimes Corp.	3,625	-	4,004	11	-
MAIR Holdings, Inc.	0	-	-	-	0
MarineMax, Inc.	6,700	3,054	-	-	10,833
Maruzen Co., Ltd.	4,077	2,615	-	140	7,313
Mastek Ltd.	-	16,219	29	48	11,403
McCormick & Schmick's Seafood Restaurants	8,396	35	-	-	8,613
Medical Action Industries, Inc.	19,587	2,884	2,348	-	22,390
Mega First Corp. Bhd	376	7,486	-	181	9,001
Melexis NV	23,391	1,149	284	-	41,290
Mesa Laboratories, Inc.	6,985	-	-	137	7,604
Metro, Inc. Class A (sub. vtg.)	341,463	865	-	5,395	467,028
Michang Oil Industrial Co. Ltd.	6,770	-	-	286	6,785
Miller Industries, Inc.	1,325	5,192	-	54	8,290
Molina Healthcare, Inc.	29,879	2,617	4,322	-	38,753
Monarch Casino & Resort, Inc.	10,310	1,299	52	-	13,845
Motonic Corp.	10,610	12,504	-	355	24,887
Movado Group, Inc.	25,368	292	-	-	20,499
Murakami Corp.	4,228	-	1,250	97	8,302
Nadex Co. Ltd.	2,864	372	-	63	2,444
National Dentex Corp.	3,817	-	9,613	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
NBTY, Inc.	$ 167,426	$ 43,475	$ 70,132	$ -	$ 247,896
NCI Building Systems, Inc.	7,909	-	5,757	-	-
NETGEAR, Inc.	60,119	-	-	-	84,824
New Frontier Media, Inc.	4,094	-	-	-	3,178
Next PLC	285,994	39,909	-	10,458	380,200
Nishimatsuya Chain Co. Ltd.	46,042	23,234	-	1,031	64,948
NN, Inc.	2,638	123	-	-	6,597
North Central Bancshares, Inc.	1,901	8	-	4	2,185
North Valley Bancorp	-	4,750	-	-	5,890
Nutraceutical International Corp.	14,237	-	-	-	18,010
Oil States International, Inc.	135,169	-	-	-	228,970
OM Group, Inc.	74,884	1,383	-	-	61,285
Omnivision Technologies, Inc.	65,048	-	78,630	-	-
Optical Cable Corp.	1,853	-	-	-	1,606
Orbotech Ltd.	26,656	-	-	-	26,999
Oriental Financial Group, Inc.	16,227	2,588	-	181	-
Oriental Watch Holdings Ltd.	1,899	2,848	-	115	6,142
Ozeki Co. Ltd.	33,580	-	46,981	-	-
P&F Industries, Inc. Class A	592	-	-	-	776
Pacer International, Inc.	4,526	-	-	-	15,038
Pacific Premier Bancorp, Inc.	526	2,691	-	-	4,077
Pal Co. Ltd.	11,688	4,192	-	257	32,398
Papa John's International, Inc.	69,877	-	-	-	69,657
Parker Corp.	3,621	968	-	66	4,443
Patterson Companies, Inc.	217,335	-	147,952	860	-
Pervasive Software, Inc.	9,355	-	6,946	-	-
PetMed Express, Inc.	45,008	2	-	972	38,680
Physicians Formula Holdings, Inc.	1,863	133	-	-	4,046
Piolax, Inc.	16,605	772	-	194	19,150
Plenus Co. Ltd.	37,842	4,808	-	1,185	45,705
Pomeroy IT Solutions, Inc.	7,337	-	7,975	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Prim SA	$ 4,137	$ 11,770	$ -	$ 321	$ 13,450
Progress Software Corp.	55,444	-	7,689	-	65,788
RCM Technologies, Inc.	2,870	85	-	-	6,669
Red Robin Gourmet Burgers, Inc.	28,121	668	181	-	32,713
Relo Holdings Corp.	3,535	8,238	-	258	12,676
RenaissanceRe Holdings Ltd.	155,775	-	-	3,038	177,382
Republic Airways Holdings, Inc.	8,960	4,525	-	-	15,625
ResCare, Inc.	18,744	5,798	-	-	17,072
Rex American Resources Corp.	15,400	-	1,231	-	20,994
Richelieu Hardware Ltd.	20,691	-	17,394	241	-
Rimage Corp.	14,586	1,000	-	-	15,859
Rocky Brands, Inc.	1,880	2,006	-	-	5,898
Rocky Mountain Chocolate Factory, Inc.	4,807	-	860	227	4,740
Ross Stores, Inc.	275,563	-	-	3,374	329,125
Ruby Tuesday, Inc.	47,663	-	-	-	65,122
Ruth's Hospitality Group, Inc.	5,826	2,152	-	-	9,483
Safeway, Inc.	488,394	-	160,236	9,820	-
Sakai Moving Service Co. Ltd.	17,803	-	-	394	16,519
Samsung Climate Control Co. Ltd.	2,014	844	-	7	2,746
Sanei-International Co. Ltd.	2,738	14,150	-	89	16,054
ScanSource, Inc.	65,619	3,050	8,945	-	58,277
Secom Techno Service Co. Ltd.	26,189	9,803	-	1,174	38,974
SED International Holdings, Inc.	384	-	12	-	1,235
Senshu Electric Co. Ltd.	13,812	-	-	216	10,634
Shibaura Electronics Co. Ltd.	5,402	3,476	-	152	11,355
Shinsegae Engineering & Construction Co. Ltd.	3,832	-	-	112	3,244
ShoLodge, Inc.	250	-	-	-	75
Sigmatron International, Inc.	783	-	-	-	2,032
SinoCom Software Group Ltd.	9,038	47	-	437	10,378
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SJM Holdings Co. Ltd.	$ 1,154	$ 1,646	$ -	$ 160	$ 2,069
SJM Co. Ltd.	-	3,257	-	-	3,974
SMART Modular Technologies (WWH), Inc.	18,371	151	-	-	33,544
Softbank Technology Corp.	3,934	983	91	100	4,932
Soken Chemical & Engineer Co. Ltd.	9,964	-	-	284	13,022
Sonic Corp.	66,979	429	-	-	53,821
Span-America Medical System, Inc.	1,193	1,128	-	176	4,253
Spectrum Control, Inc.	11,297	220	3,166	-	14,224
Sportscene Group, Inc. Class A	3,809	-	-	194	4,669
Stanley Furniture Co., Inc.	11,825	-	1,013	-	3,736
Stantec, Inc.	64,096	1,908	-	-	61,824
Steiner Leisure Ltd.	53,273	-	1,377	-	70,142
Step Co. Ltd.	2,763	1,969	-	108	4,801
Strattec Security Corp.	4,970	-	-	-	7,140
Strongco Corp.	-	257	-	-	2,766
Strongco Income Fund	2,504	-	-	-	-
Sun Hing Vision Group Holdings Ltd.	1,783	7,710	-	244	10,170
Sunjin Co. Ltd.	5,108	-	-	-	6,926
Super Micro Computer, Inc.	21,636	-	6,437	-	33,642
Swift Energy Co.	60,913	9,204	-	-	90,765
Syneron Medical Ltd.	16,480	16,182	-	-	32,847
SYNNEX Corp.	91,162	6,806	-	-	91,216
Tejon Ranch Co.	19,745	4,748	166	-	21,746
Telechips, Inc.	-	11,996	-	60	6,867
The Men's Wearhouse, Inc.	27,877	35,714	2,885	479	58,380
The Pack Corp.	6,594	18,747	-	541	30,723
The PMI Group, Inc.	20,528	21,303	-	-	38,775
Theragenics Corp.	4,131	-	-	-	3,999
Tohoku Steel Co. Ltd.	6,289	-	-	83	5,645
Tokyo Kisen Co. Ltd.	5,316	44	-	201	4,432
Tokyo Tekko Co. Ltd.	-	15,077	-	330	11,231
Tomen Electronics Corp.	17,541	-	-	453	17,596
Total Energy Services, Inc.	10,798	-	1,238	280	23,153
Total System Services, Inc.	202,290	5,466	17,181	3,745	196,076
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Tow Co. Ltd.	$ 2,558	$ 4,576	$ -	$ 377	$ 6,368
Trancom Co. Ltd.	19,915	-	-	384	18,755
Trifast PLC	3,375	219	-	-	4,243
Trio-Tech International	774	-	-	-	1,293
Triple-S Management Corp.	10,372	11,387	-	-	24,729
Tuesday Morning Corp.	8,924	6,913	-	-	15,771
Tungtex Holdings Co. Ltd.	243	4,242	-	68	4,050
Twin Disc, Inc.	3,175	2,395	-	138	7,599
UANGEL Corp.	1,014	5,357	-	105	4,860
UKC Holdings Corp.	-	4,781	-	287	12,576
Uni-Select, Inc.	38,213	8,843	-	748	53,679
Unit Corp.	114,085	-	-	-	147,242
United Stationers, Inc.	60,300	-	5,155	-	65,834
Universal Security Instruments, Inc.	1,291	-	-	-	1,375
Universal Stainless & Alloy Products, Inc.	1,779	5,478	-	-	9,689
Up, Inc.	4,534	-	70	141	4,578
US 1 Industries, Inc.	630	378	-	-	1,262
USEC, Inc.	33,282	-	-	-	47,558
USS Co. Ltd.	131,403	-	5,957	3,398	150,419
Utah Medical Products, Inc.	13,110	-	-	430	11,436
Varitronix International Ltd.	10,975	-	-	83	9,992
Venture Corp. Ltd.	92,899	60,985	-	8,346	156,436
W Holding Co., Inc.	2,696	-	2,528	-	-
W&T Offshore, Inc.	67,347	724	-	762	58,714
Whanin Pharmaceutical Co. Ltd.	8,605	2,162	-	332	10,851
Win International Co., Ltd.	-	3,662	-	100	4,260
Winland Electronics, Inc.	246	-	-	-	257
Wireless Telecom Group, Inc.	1,202	-	-	-	1,308
Wolverine Tube, Inc.	298	-	98	-	-
Workman Co. Ltd.	10,312	6,838	-	487	21,548
XAC Automation Corp.	982	2,903	238	154	6,242
Xyratex Ltd.	17,339	1,896	2,737	-	37,671
Yip's Chemical Holdings Ltd.	17,631	1,346	-	1,228	34,407
Young Innovations, Inc.	20,825	548	1,312	127	21,121
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Youngone Holdings Co. Ltd.	$ 427	$ 17,129	$ -	$ 238	$ 19,584
Yusen Air & Sea Service Co. Ltd.	51,282	2,192	-	670	62,425
Yutaka Giken Co. Ltd.	15,251	4,235	-	369	29,626
Total	$ 11,036,445	$ 1,552,963	$ 1,896,073	$ 141,871	$ 11,591,506
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,111,496	$ 7,026,496	$ 85,000	$ -
Consumer Staples	2,511,725	2,511,725	-	-
Energy	1,744,519	1,540,140	204,379	-
Financials	2,648,208	2,388,908	259,143	157
Health Care	3,525,898	3,525,898	-	-
Industrials	2,364,912	2,364,912	-	-
Information Technology	4,374,652	4,259,793	114,859	-
Materials	1,215,082	1,215,082	-	-
Telecommunication Services	91,393	91,393	-	-
Utilities	129,460	129,460	-	-
Corporate Bonds	43,425	-	43,425	-
Money Market Funds	3,326,685	3,326,685	-	-
Cash Equivalents	10,249	-	10,249	-
Total Investments in Securities:	$ 29,097,704	$ 28,380,492	$ 717,055	$ 157
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 435
Total Realized Gain (Loss)	(330)
Total Unrealized Gain (Loss)	(5,168)
Cost of Purchases	-
Proceeds of Sales	(1,360)
Amortization/Accretion	-
Transfers in to Level 3	6,830
Transfers out of Level 3	(250)
Ending Balance	$ 157
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (5,480)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	62.8%
Canada	7.0%
Japan	6.6%
Bermuda	2.8%
United Kingdom	2.2%
Netherlands	2.2%
Ireland	2.2%
Taiwan	1.8%
Cayman Islands	1.5%
Korea (South)	1.2%
Singapore	1.2%
Norway	1.0%
Others (Individually Less Than 1%)	7.5%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $276,481,000 all of which will expire on July 31, 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $326,007 and repurchase agreements of $10,249) - See accompanying schedule: Unaffiliated issuers (cost $10,754,849)	$ 14,179,513
Fidelity Central Funds (cost $3,326,685)	3,326,685
Other affiliated issuers (cost $9,238,466)	11,591,506
Total Investments (cost $23,320,000)		$ 29,097,704
Foreign currency held at value (cost $2,131)		2,131
Receivable for investments sold		186,333
Receivable for fund shares sold		21,709
Dividends receivable		12,707
Interest receivable		459
Distributions receivable from Fidelity Central Funds		1,630
Other receivables		12,946
Total assets		29,335,619

Liabilities
Payable to custodian bank	$ 74
Payable for investments purchased	64,074
Payable for fund shares redeemed	17,337
Accrued management fee	15,919
Other affiliated payables	4,327
Other payables and accrued expenses	1,605
Collateral on securities loaned, at value	337,645
Total liabilities		440,981

Net Assets		$ 28,894,638
Net Assets consist of:
Paid in capital		$ 23,364,343
Undistributed net investment income		60,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(307,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,777,593
Net Assets		$ 28,894,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($24,538,036 ÷ 742,039 shares)	$ 33.07

Class K: Net Asset Value, offering price and redemption price per share ($4,356,602 ÷ 131,594 shares)	$ 33.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends (including $141,871 earned from other affiliated issuers)		$ 314,056
Interest		2,052
Income from Fidelity Central Funds		18,059
Total income		334,167

Expenses
Management fee Basic fee	$ 170,120
Performance adjustment	45,600
Transfer agent fees	50,405
Accounting and security lending fees	2,121
Custodian fees and expenses	3,385
Independent trustees' compensation	162
Appreciation in deferred trustee compensation account	1
Registration fees	352
Audit	197
Legal	131
Miscellaneous	436
Total expenses before reductions	272,910
Expense reductions	(1,043)	271,867
Net investment income (loss)		62,300
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2)	595,234
Other affiliated issuers	164
Foreign currency transactions	2,189
Capital gain distributions from Fidelity Central Funds	14
Total net realized gain (loss)		597,601
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $52)	3,667,442
Assets and liabilities in foreign currencies	115
Total change in net unrealized appreciation (depreciation)		3,667,557
Net gain (loss)		4,265,158
Net increase (decrease) in net assets resulting from operations		$ 4,327,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,300	$ 142,921
Net realized gain (loss)	597,601	(817,543)
Change in net unrealized appreciation (depreciation)	3,667,557	(3,524,347)
Net increase (decrease) in net assets resulting from operations	4,327,458	(4,198,969)
Distributions to shareholders from net investment income	(107,927)	(138,005)
Distributions to shareholders from net realized gain	(68,658)	(3,208,130)
Total distributions	(176,585)	(3,346,135)
Share transactions - net increase (decrease)	669,658	2,568,888
Redemption fees	3,263	2,626
Total increase (decrease) in net assets	4,823,794	(4,973,590)

Net Assets
Beginning of period	24,070,844	29,044,434
End of period (including undistributed net investment income of $60,018 and undistributed net investment income of $104,851, respectively)	$ 28,894,638	$ 24,070,844

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 28.20	$ 37.19	$ 45.38	$ 42.40	$ 42.68
Income from Investment Operations
Net investment income (loss)	.07	.17	.28	.60 E	.31
Net realized and unrealized gain (loss) B	5.00	(4.88)	(4.72)	6.49	2.29
Total from investment operations	5.07	(4.71)	(4.44)	7.09	2.60
Distributions from net investment income	(.12)	(.17)	(.57)	(.33)	(.26)
Distributions from net realized gain	(.08)	(4.11)	(3.18)	(3.78)	(2.62)
Total distributions	(.20)	(4.28)	(3.75)	(4.11)	(2.88)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 33.07	$ 28.20	$ 37.19	$ 45.38	$ 42.40
Total Return A	18.06%	(13.90)%	(10.50)%	18.22%	6.38%
Ratios to Average Net Assets C, F
Expenses before reductions	.99%	.99%	.99%	.97%	.88%
Expenses net of fee waivers, if any	.99%	.99%	.99%	.97%	.88%
Expenses net of all reductions	.99%	.98%	.98%	.96%	.87%
Net investment income (loss)	.21%	.67%	.68%	1.36%E	.72%
Supplemental Data
Net assets, end of period (in millions)	$ 24,538	$ 21,792	$ 29,044	$ 38,968	$ 35,818
Portfolio turnover rate D	20%	31%	36%	11%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.28 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 28.22	$ 37.20	$ 40.45
Income from Investment Operations
Net investment income (loss)D	.11	.20	.08
Net realized and unrealized gain (loss)	5.01	(4.86)	(3.33)
Total from investment operations	5.12	(4.66)	(3.25)
Distributions from net investment income	(.15)	(.21)	-
Distributions from net realized gain	(.08)	(4.11)	-
Total distributions	(.23)	(4.32)	-
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 33.11	$ 28.22	$ 37.20
Total Return B, C	18.23%	(13.74)%	(8.03)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.81%	.88%A
Expenses net of fee waivers, if any	.85%	.81%	.88%A
Expenses net of all reductions	.85%	.81%	.88%A
Net investment income (loss)	.35%	.84%	.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,356,602	$ 2,278,591	$ 92
Portfolio turnover rate F	20%	31%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Low-Priced Stock and Class K to eligible shareholders of Low-Priced Stock. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,514,195
Gross unrealized depreciation	(2,771,474)
Net unrealized appreciation (depreciation)	$ 5,742,721

Tax Cost	$ 23,354,983

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 64,764
Capital loss carryforward	$ (276,481)
Net unrealized appreciation (depreciation)	$ 5,742,610

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 107,927	$ 138,005
Long-term Capital Gains	68,658	3,208,130
Total	$ 176,585	$ 3,346,135

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,854,386 and $4,991,105, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Low-Priced Stock, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Low-Priced Stock	$ 48,614.20
Class K	1,791.05
	$ 50,405

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $96 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $109 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,748.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,042 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Low-Priced Stock	$ 95,170	$ 136,292
Class K	12,757	1,713
Total	$ 107,927	$ 138,005
From net realized gain
Low-Priced Stock	$ 61,899	$ 3,203,758
Class K	6,759	4,372
Total	$ 68,658	$ 3,208,130

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Low-Priced Stock
Shares sold	141,793	159,424	$ 4,563,941	$ 3,886,132
Conversion to Class K	(1,382)	(77,716)	(39,745)	(1,857,081)
Reinvestment of distributions	5,011	102,374	151,389	3,240,795
Shares redeemed	(176,083)	(192,378)	(5,653,239)	(4,636,220)
Net increase (decrease)	(30,661)	(8,296)	$ (977,654)	$ 633,626
Class K
Shares sold	68,470	12,795	$ 2,218,919	$ 300,771
Conversion from Low-Priced Stock	1,381	77,721	39,745	1,857,081
Reinvestment of distributions	646	214	19,516	6,085
Shares redeemed	(19,645)	(9,990)	(630,868)	(228,675)
Net increase (decrease)	50,852	80,740	$ 1,647,312	$ 1,935,262

A Conversion transactions for Class K and Low-Priced Stock are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2010, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-
present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/09/10	9/08/10	$0.115	$0.008

Class K designates 45% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 5% means that 95% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Management
(Hong Kong) Limited

Fidelity Research & Management
(Japan.) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LPS-K-UANN-0910
1.863394.101

Fidelity
Value Discovery
Fund

Annual Report

July 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Fidelity Value Discovery Fund	12.60%	-0.03%	6.61%

A From December 10, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Value Discovery Fund, a class of the fund, on December 10, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Scott Offen, Portfolio Manager of Fidelity Value Discovery Fund: For the year ending July 31, 2010, the fund's Retail Class shares returned 12.60%, underperforming the 15.78% return of the Russell 3000® Value Index. The fund's performance relative to the index was hurt by unfavorable stock selection within the top-performing consumer discretionary sector, particularly the consumer durables and apparel industry. Positioning within information technology also hurt, as did unsuccessful security selection in energy and health care. Holdings that detracted included homebuilders KB Home and PulteGroup, trucking firm Arkansas Best, underweighting industrial conglomerate General Electric, not owning airline manufacturer and index component Boeing, and out-of-benchmark positions in Royal Dutch Shell and ON Semiconductor. The fund's return was buoyed by strong security selection within financials and by overweighting consumer discretionary. At the security level, the fund reaped the benefit of underweighting integrated oil firm Exxon Mobil and from the outperformance of shopping-mall real estate investment trust (REIT) CBL & Associates Properties, building materials manufacturer Owens Corning, diesel engine manufacturer Cummins and an out-of-benchmark investment in real estate services provider CB Richard Ellis Group. Some stocks mentioned in this update were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Fidelity Value Discovery	.92%
Actual		$ 1,000.00	$ 1,038.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Class K	.72%
Actual		$ 1,000.00	$ 1,040.30	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.2	3.1
Wells Fargo & Co.	3.0	2.5
Procter & Gamble Co.	2.8	0.8
Bank of America Corp.	2.6	1.9
Chevron Corp.	2.3	0.0
Philip Morris International, Inc.	2.2	0.0
Merck & Co., Inc.	2.0	1.3
Citigroup, Inc.	2.0	0.9
Johnson & Johnson	1.9	0.0
Pfizer, Inc.	1.7	2.8
	23.7
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	23.1
Industrials	11.6	11.1
Health Care	10.9	9.5
Consumer Discretionary	10.8	13.9
Energy	10.8	15.2
Asset Allocation (% of fund's net assets)
As of July 31, 2010 *		As of January 31, 2010 **
	Stocks 99.4%		Stocks 100.0%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets† (0.2)%
* Foreign investments	6.3%	** Foreign investments	10.6%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 0.2%
Tenneco, Inc. (a)	56,400	$ 1,556,640
Automobiles - 0.4%
Bayerische Motoren Werke AG (BMW)	48,073	2,588,317
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc.	1,300	20,436
Starwood Hotels & Resorts Worldwide, Inc.	45,400	2,199,630
The Cheesecake Factory, Inc. (a)	48,500	1,136,840
WMS Industries, Inc. (a)	54,900	2,114,199
Wyndham Worldwide Corp.	71,600	1,827,948
		7,299,053
Household Durables - 3.8%
D.R. Horton, Inc.	614,770	6,774,765
Lennar Corp. Class A	272,400	4,023,348
Pulte Group, Inc. (a)	714,162	6,270,342
Stanley Black & Decker, Inc.	120,290	6,979,226
		24,047,681
Media - 2.7%
The Walt Disney Co.	222,471	7,495,048
Time Warner Cable, Inc.	64,900	3,710,333
Virgin Media, Inc.	287,190	6,183,201
		17,388,582
Specialty Retail - 1.2%
Advance Auto Parts, Inc.	49,300	2,639,029
Best Buy Co., Inc.	51,400	1,781,524
Group 1 Automotive, Inc. (a)	22,400	620,928
OfficeMax, Inc. (a)	87,200	1,246,088
TJX Companies, Inc.	29,900	1,241,448
		7,529,017
Textiles, Apparel & Luxury Goods - 1.3%
Phillips-Van Heusen Corp.	61,916	3,212,821
Polo Ralph Lauren Corp. Class A	32,900	2,599,429
VF Corp.	32,700	2,594,091
		8,406,341
TOTAL CONSUMER DISCRETIONARY		68,815,631
CONSUMER STAPLES - 7.3%
Beverages - 0.1%
Anheuser-Busch InBev SA NV	19,890	1,053,407
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	62,400	$ 1,915,056
Kroger Co.	148,100	3,136,758
Susser Holdings Corp. (a)	58,290	700,063
Wal-Mart Stores, Inc.	58,500	2,994,615
Whole Foods Market, Inc. (a)	49,200	1,868,124
		10,614,616
Household Products - 2.8%
Procter & Gamble Co.	294,600	18,017,736
Personal Products - 0.5%
Avon Products, Inc.	73,200	2,278,716
USANA Health Sciences, Inc. (a)	18,501	775,192
		3,053,908
Tobacco - 2.2%
Philip Morris International, Inc.	275,300	14,051,312
TOTAL CONSUMER STAPLES		46,790,979
ENERGY - 10.8%
Energy Equipment & Services - 3.4%
Baker Hughes, Inc.	148,575	7,171,715
Ensco International Ltd. ADR	89,000	3,721,090
National Oilwell Varco, Inc.	112,100	4,389,836
Noble Corp.	109,700	3,565,250
Pride International, Inc. (a)	111,232	2,646,209
		21,494,100
Oil, Gas & Consumable Fuels - 7.4%
Alpha Natural Resources, Inc. (a)	37,100	1,422,043
Apache Corp.	33,900	3,240,162
Cabot Oil & Gas Corp.	76,600	2,334,002
Chevron Corp.	194,600	14,830,466
Exxon Mobil Corp.	59,900	3,574,832
Frontier Oil Corp.	62,000	761,980
Marathon Oil Corp.	193,800	6,482,610
Pioneer Natural Resources Co.	100,668	5,830,691
Southwestern Energy Co. (a)	143,800	5,241,510
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Sunoco, Inc.	43,300	$ 1,544,511
Talisman Energy, Inc.	104,300	1,780,695
		47,043,502
TOTAL ENERGY		68,537,602
FINANCIALS - 26.3%
Capital Markets - 2.1%
Goldman Sachs Group, Inc.	22,648	3,415,771
Morgan Stanley	362,600	9,786,574
		13,202,345
Commercial Banks - 6.9%
City National Corp.	28,760	1,629,829
Comerica, Inc.	17,000	652,120
Huntington Bancshares, Inc.	312,700	1,894,962
PNC Financial Services Group, Inc.	86,800	5,155,052
Regions Financial Corp.	208,710	1,529,844
Southwest Bancorp, Inc., Oklahoma	38,809	564,671
SunTrust Banks, Inc.	86,100	2,234,295
SVB Financial Group (a)	44,115	1,905,327
U.S. Bancorp, Delaware	356,600	8,522,740
Wells Fargo & Co.	695,972	19,299,304
Wilshire Bancorp, Inc.	64,216	483,546
		43,871,690
Consumer Finance - 2.4%
American Express Co.	176,500	7,878,960
Capital One Financial Corp.	123,900	5,244,687
Discover Financial Services	140,200	2,140,854
		15,264,501
Diversified Financial Services - 7.8%
Bank of America Corp.	1,170,817	16,438,271
Citigroup, Inc. (a)	3,100,892	12,713,657
JPMorgan Chase & Co.	516,131	20,789,757
		49,941,685
Insurance - 3.6%
AFLAC, Inc.	30,663	1,508,362
Allstate Corp.	116,900	3,301,256
Assured Guaranty Ltd.	64,100	1,006,370
Delphi Financial Group, Inc. Class A	90,300	2,343,285
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Everest Re Group Ltd.	39,300	$ 3,050,466
Lincoln National Corp.	152,984	3,983,703
MetLife, Inc.	82,200	3,457,332
Unum Group	36,400	830,648
XL Capital Ltd. Class A	219,200	3,886,416
		23,367,838
Real Estate Investment Trusts - 1.7%
CBL & Associates Properties, Inc.	247,603	3,483,774
DiamondRock Hospitality Co.	214,746	1,992,843
Public Storage	19,900	1,952,588
The Macerich Co.	83,159	3,446,941
		10,876,146
Real Estate Management & Development - 1.8%
CB Richard Ellis Group, Inc. Class A (a)	481,700	8,188,900
Jones Lang LaSalle, Inc.	40,800	3,160,368
		11,349,268
TOTAL FINANCIALS		167,873,473
HEALTH CARE - 10.9%
Biotechnology - 1.8%
Amgen, Inc. (a)	86,691	4,727,260
ARIAD Pharmaceuticals, Inc. (a)	203,100	649,920
BioMarin Pharmaceutical, Inc. (a)	38,000	830,300
Genzyme Corp. (a)	13,200	918,192
Gilead Sciences, Inc. (a)	55,800	1,859,256
Incyte Corp. (a)	25,200	328,104
Keryx Biopharmaceuticals, Inc. (a)	159,400	599,344
United Therapeutics Corp. (a)	22,800	1,114,692
ZIOPHARM Oncology, Inc. (a)	131,199	490,684
		11,517,752
Health Care Equipment & Supplies - 0.7%
Abiomed, Inc. (a)	68,494	759,598
AGA Medical Holdings, Inc.	51,800	750,582
Cooper Companies, Inc.	34,200	1,329,012
Edwards Lifesciences Corp. (a)	8,000	462,400
Stryker Corp.	12,700	591,439
Wright Medical Group, Inc. (a)	42,100	657,181
		4,550,212
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 1.3%
CIGNA Corp.	97,600	$ 3,002,176
Emeritus Corp. (a)	65,050	1,119,511
Medco Health Solutions, Inc. (a)	76,681	3,680,688
Sunrise Senior Living, Inc. (a)	153,350	458,517
		8,260,892
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	34,800	580,812
MedAssets, Inc. (a)	26,528	621,020
		1,201,832
Life Sciences Tools & Services - 0.5%
Covance, Inc. (a)	19,100	740,316
PAREXEL International Corp. (a)	64,700	1,328,291
PerkinElmer, Inc.	59,400	1,155,924
		3,224,531
Pharmaceuticals - 6.4%
Ardea Biosciences, Inc. (a)	54,600	1,089,270
Biovail Corp.	40,700	888,871
Cadence Pharmaceuticals, Inc. (a)	74,400	569,904
Cardiome Pharma Corp. (a)	45,640	373,840
Johnson & Johnson	211,092	12,262,334
Merck & Co., Inc.	377,731	13,016,610
Pfizer, Inc.	699,596	10,493,940
Teva Pharmaceutical Industries Ltd. sponsored ADR	44,900	2,193,365
		40,888,134
TOTAL HEALTH CARE		69,643,353
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.2%
DigitalGlobe, Inc. (a)	23,700	646,062
Precision Castparts Corp.	35,500	4,337,745
United Technologies Corp.	125,200	8,901,720
		13,885,527
Airlines - 0.6%
AMR Corp. (a)	74,900	530,292
Southwest Airlines Co.	187,494	2,259,303
UAL Corp. (a)	38,200	906,868
		3,696,463
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.5%
Owens Corning (a)	96,396	$ 3,034,546
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	31,600	1,006,776
Schawk, Inc. Class A	19,300	286,219
The Geo Group, Inc. (a)	35,900	774,722
		2,067,717
Construction & Engineering - 0.1%
KBR, Inc.	41,500	928,770
Electrical Equipment - 0.9%
Regal-Beloit Corp.	89,496	5,444,042
Industrial Conglomerates - 1.6%
General Electric Co.	486,352	7,839,994
Textron, Inc.	108,200	2,246,232
		10,086,226
Machinery - 2.4%
Cummins, Inc.	74,400	5,922,984
Danaher Corp.	102,800	3,948,548
Gardner Denver, Inc.	43,100	2,188,187
SPX Corp.	27,100	1,614,076
Timken Co.	57,000	1,916,340
		15,590,135
Marine - 0.1%
Alexander & Baldwin, Inc.	10,500	352,275
Professional Services - 0.5%
Equifax, Inc.	43,500	1,363,290
Manpower, Inc.	38,200	1,832,836
		3,196,126
Road & Rail - 2.4%
Con-way, Inc.	41,600	1,401,504
CSX Corp.	110,800	5,841,376
Union Pacific Corp.	109,400	8,168,898
		15,411,778
TOTAL INDUSTRIALS		73,693,605
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 1.7%
Adtran, Inc.	129,900	4,102,242
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc. (a)	144,778	$ 3,340,028
Juniper Networks, Inc. (a)	125,100	3,475,278
		10,917,548
Computers & Peripherals - 1.4%
Hewlett-Packard Co.	193,200	8,894,928
Electronic Equipment & Components - 2.0%
Amphenol Corp. Class A	39,714	1,779,187
Avnet, Inc. (a)	157,600	3,963,640
Flextronics International Ltd. (a)	313,300	1,948,726
Itron, Inc. (a)	32,432	2,110,350
Tyco Electronics Ltd.	111,600	3,013,200
		12,815,103
Internet Software & Services - 0.4%
eBay, Inc. (a)	129,300	2,703,663
IT Services - 0.7%
MasterCard, Inc. Class A	19,979	4,196,389
Office Electronics - 0.2%
Xerox Corp.	142,100	1,384,054
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. (a)(d)	360,800	2,702,392
Analog Devices, Inc.	44,500	1,322,095
ASML Holding NV	79,200	2,549,448
Avago Technologies Ltd.	72,300	1,573,248
KLA-Tencor Corp.	42,820	1,356,109
Lam Research Corp. (a)	89,900	3,792,881
Marvell Technology Group Ltd. (a)	90,500	1,350,260
Micron Technology, Inc. (a)	402,300	2,928,744
ON Semiconductor Corp. (a)	774,850	5,230,238
Standard Microsystems Corp. (a)	68,878	1,516,694
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36	364
		24,322,473
Software - 0.5%
BMC Software, Inc. (a)	37,600	1,337,808
Oracle Corp.	70,783	1,673,310
		3,011,118
TOTAL INFORMATION TECHNOLOGY		68,245,276
Common Stocks - continued
	Shares	Value
MATERIALS - 3.8%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	15,400	$ 1,117,732
Albemarle Corp.	75,764	3,304,826
CF Industries Holdings, Inc.	8,200	665,758
Clariant AG (Reg.) (a)	122,220	1,619,352
Praxair, Inc.	37,400	3,247,068
Solutia, Inc. (a)	206,400	2,912,304
Symrise AG	15,500	385,857
		13,252,897
Containers & Packaging - 0.6%
Ball Corp.	25,200	1,467,648
Owens-Illinois, Inc. (a)	73,500	2,032,275
		3,499,923
Metals & Mining - 0.7%
Carpenter Technology Corp.	42,700	1,492,365
Goldcorp, Inc.	25,100	984,026
Newcrest Mining Ltd.	35,628	1,054,505
Newmont Mining Corp.	18,800	1,050,920
		4,581,816
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	159,300	2,583,846
TOTAL MATERIALS		23,918,482
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 1.9%
AboveNet, Inc. (a)	74,353	3,955,580
Cbeyond, Inc. (a)	147,422	2,245,237
China Unicom (Hong Kong) Ltd. sponsored ADR	70,400	960,256
Iliad Group SA	7,493	659,693
Qwest Communications International, Inc.	788,700	4,464,042
		12,284,808
Wireless Telecommunication Services - 1.9%
American Tower Corp. Class A (a)	79,700	3,685,328
Leap Wireless International, Inc. (a)	1,500	17,835
SBA Communications Corp. Class A (a)	50,300	1,819,854
Sprint Nextel Corp. (a)	1,374,300	6,280,551
		11,803,568
TOTAL TELECOMMUNICATION SERVICES		24,088,376
Common Stocks - continued
	Shares	Value
UTILITIES - 3.4%
Electric Utilities - 2.8%
American Electric Power Co., Inc.	138,500	$ 4,983,230
FirstEnergy Corp.	117,500	4,429,750
PPL Corp.	294,703	8,042,445
		17,455,425
Independent Power Producers & Energy Traders - 0.6%
Calpine Corp. (a)	301,600	4,071,600
TOTAL UTILITIES		21,527,025
TOTAL COMMON STOCKS (Cost $615,448,057)		633,133,802
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 0.24% (b)	294,812	294,812
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	2,880,000	2,880,000
TOTAL MONEY MARKET FUNDS (Cost $3,174,812)		3,174,812
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $618,622,869)		636,308,614
NET OTHER ASSETS (LIABILITIES) - 0.1%		835,200
NET ASSETS - 100%		$ 637,143,814
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,374
Fidelity Securities Lending Cash Central Fund	27,885
Total	$ 34,259
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $270,550,560 of which $172,562,096 and $97,988,464 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $2,696,400) - See accompanying schedule: Unaffiliated issuers (cost $615,448,057)	$ 633,133,802
Fidelity Central Funds (cost $3,174,812)	3,174,812
Total Investments (cost $618,622,869)		$ 636,308,614
Receivable for investments sold		938,446
Receivable for fund shares sold		299,220
Dividends receivable		4,513,897
Distributions receivable from Fidelity Central Funds		617
Other receivables		10,582
Total assets		642,071,376

Liabilities
Payable for investments purchased	$ 1,079,101
Payable for fund shares redeemed	501,658
Accrued management fee	269,940
Other affiliated payables	153,803
Other payables and accrued expenses	43,060
Collateral on securities loaned, at value	2,880,000
Total liabilities		4,927,562

Net Assets		$ 637,143,814
Net Assets consist of:
Paid in capital		$ 904,280,332
Undistributed net investment income		5,623,822
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(290,446,085)
Net unrealized appreciation (depreciation) on investments		17,685,745
Net Assets		$ 637,143,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Fidelity Value Discovery: Net Asset Value, offering price and redemption price per share ($598,560,575 ÷ 46,373,203 shares)	$ 12.91

Class K: Net Asset Value, offering price and redemption price per share ($38,583,239 ÷ 2,986,591 shares)	$ 12.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 9,811,244
Special dividends		4,216,671
Income from Fidelity Central Funds		34,259
Total income		14,062,174

Expenses
Management fee Basic fee	$ 3,836,130
Performance adjustment	540,144
Transfer agent fees	1,762,034
Accounting and security lending fees	259,024
Custodian fees and expenses	30,652
Independent trustees' compensation	4,005
Registration fees	43,538
Audit	45,853
Legal	3,252
Interest	102
Miscellaneous	12,312
Total expenses before reductions	6,537,046
Expense reductions	(76,485)	6,460,561
Net investment income (loss)		7,601,613
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,207)	87,796,814
Foreign currency transactions	(2,878)
Total net realized gain (loss)		87,793,936
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,116,169)
Assets and liabilities in foreign currencies	(411)
Total change in net unrealized appreciation (depreciation)		(12,116,580)
Net gain (loss)		75,677,356
Net increase (decrease) in net assets resulting from operations		$ 83,278,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,601,613	$ 11,108,306
Net realized gain (loss)	87,793,936	(319,522,868)
Change in net unrealized appreciation (depreciation)	(12,116,580)	62,336,422
Net increase (decrease) in net assets resulting from operations	83,278,969	(246,078,140)
Distributions to shareholders from net investment income	(7,065,572)	(11,974,610)
Distributions to shareholders from net realized gain	-	(1,351,299)
Total distributions	(7,065,572)	(13,325,909)
Share transactions - net increase (decrease)	(112,079,891)	(82,875,605)
Total increase (decrease) in net assets	(35,866,494)	(342,279,654)

Net Assets
Beginning of period	673,010,308	1,015,289,962
End of period (including undistributed net investment income of $5,623,822 and undistributed net investment income of $5,101,237, respectively)	$ 637,143,814	$ 673,010,308

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Discovery

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 15.12	$ 18.94	$ 16.53	$ 15.24
Income from Investment Operations
Net investment income (loss) B	.14 E	.17	.19	.13	.09
Net realized and unrealized gain (loss)	1.31	(3.51)	(2.79)	2.85	1.77
Total from investment operations	1.45	(3.34)	(2.60)	2.98	1.86
Distributions from net investment income	(.12)	(.18)	(.12)	(.10)	(.03)
Distributions from net realized gain	-	(.02)	(1.10)	(.47)	(.54)
Total distributions	(.12)	(.20)	(1.22)	(.57)	(.57)
Net asset value, end of period	$ 12.91	$ 11.58	$ 15.12	$ 18.94	$ 16.53
Total Return A	12.60%	(22.14)%	(14.66)%	18.59%	12.54%
Ratios to Average Net Assets C, F
Expenses before reductions	.96%	.93%	.94%	.87%	.94%
Expenses net of fee waivers, if any	.96%	.93%	.94%	.87%	.94%
Expenses net of all reductions	.95%	.92%	.94%	.87%	.91%
Net investment income (loss)	1.10% E	1.61%	1.08%	.74%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 598,561	$ 642,054	$ 1,015,200	$ 1,211,951	$ 730,891
Portfolio turnover rate D	116%	165%	149%	146%	202%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 15.12	$ 16.87
Income from Investment Operations
Net investment income (loss) D	.17 G	.18	.05
Net realized and unrealized gain (loss)	1.31	(3.49)	(1.80)
Total from investment operations	1.48	(3.31)	(1.75)
Distributions from net investment income	(.15)	(.20)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.15)	(.22)	-
Net asset value, end of period	$ 12.92	$ 11.59	$ 15.12
Total Return B, C	12.84%	(21.94)%	(10.37)%
Ratios to Average Net Assets E, I
Expenses before reductions	.75%	.69%	.79% A
Expenses net of fee waivers, if any	.75%	.69%	.79% A
Expenses net of all reductions	.74%	.69%	.79% A
Net investment income (loss)	1.31% G	1.84%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,583	$ 30,957	$ 90
Portfolio turnover rate F	116%	165%	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Fidelity Value Discovery and Class K to eligible shareholders of Fidelity Value Discovery. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 54,376,732
Gross unrealized depreciation	(56,586,513)
Net unrealized appreciation (depreciation)	$ (2,209,781)

Tax Cost	$ 638,518,395

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,623,823
Capital loss carryforward	$ (270,550,560)
Net unrealized appreciation (depreciation)	$ (2,209,781)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 7,065,572	$ 13,036,851
Long-term Capital Gains	-	289,058
Total	$ 7,065,572	$ 13,325,909

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $781,136,791 and $894,580,175, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Value Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Value Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Fidelity Value Discovery	$ 1,743,156.27
Class K	18,878.05
	$ 1,762,034

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,659 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,993,000.46%		$ 102

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,747 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $27,885.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $76,485 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Fidelity Value Discovery	$ 6,660,186	$ 11,751,664
Class K	405,386	222,946
Total	$ 7,065,572	$ 11,974,610

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended July 31,	2010	2009
From net realized gain
Fidelity Value Discovery	$ -	$ 1,351,180
Class K	-	119
Total	$ -	$ 1,351,299

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Fidelity Value Discovery
Shares sold	4,484,394	14,998,623	$ 57,961,680	$ 168,702,725
Conversion to Class K	(48,166)	(2,614,594)	(581,847)	(34,210,488)
Reinvestment of distributions	507,589	1,025,702	6,324,835	12,527,623
Shares redeemed	(14,013,543)	(25,116,057)	(179,818,743)	(264,379,930)
Net increase (decrease)	(9,069,726)	(11,706,326)	$ (116,114,075)	$ (117,360,070)
Class K
Shares sold	971,488	932,389	$ 12,501,266	$ 9,034,127
Conversion from Fidelity Value Discovery	48,084	2,614,497	581,847	34,210,488
Reinvestment of distributions	32,528	22,509	405,386	223,065
Shares redeemed	(736,068)	(904,764)	(9,454,315)	(8,983,215)
Net increase (decrease)	316,032	2,664,631	$ 4,034,184	$ 34,484,465

A Conversion transactions for Class K and Fidelity Value Discovery are presented for the period August 1, 2009 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Value Discovery fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Value Discovery fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis
Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

FVD-UANN-0910
1.789714.107

Fidelity
Value Discovery
Fund-
Class K

Annual Report

July 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class K B	12.84%	0.06%	6.68%

A From December 10, 2002.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Value Discovery Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Value Discovery Fund - Class K on December 10, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Scott Offen, Portfolio Manager of Fidelity Value Discovery Fund: For the year ending July 31, 2010, the fund's Class K shares returned 12.84%, underperforming the 15.78% return of the Russell 3000® Value Index. The fund's performance relative to the index was hurt by unfavorable stock selection within the top-performing consumer discretionary sector, particularly the consumer durables and apparel industry. Positioning within information technology also hurt, as did unsuccessful security selection in energy and health care. Holdings that detracted included homebuilders KB Home and PulteGroup, trucking firm Arkansas Best, underweighting industrial conglomerate General Electric, not owning airline manufacturer and index component Boeing, and out-of-benchmark positions in Royal Dutch Shell and ON Semiconductor. The fund's return was buoyed by strong security selection within financials and by overweighting consumer discretionary. At the security level, the fund reaped the benefit of underweighting integrated oil firm Exxon Mobil and from the outperformance of shopping-mall real estate investment trust (REIT) CBL & Associates Properties, building materials manufacturer Owens Corning, diesel engine manufacturer Cummins and an out-of-benchmark investment in real estate services provider CB Richard Ellis Group. Some stocks mentioned in this update were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Fidelity Value Discovery	.92%
Actual		$ 1,000.00	$ 1,038.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Class K	.72%
Actual		$ 1,000.00	$ 1,040.30	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.2	3.1
Wells Fargo & Co.	3.0	2.5
Procter & Gamble Co.	2.8	0.8
Bank of America Corp.	2.6	1.9
Chevron Corp.	2.3	0.0
Philip Morris International, Inc.	2.2	0.0
Merck & Co., Inc.	2.0	1.3
Citigroup, Inc.	2.0	0.9
Johnson & Johnson	1.9	0.0
Pfizer, Inc.	1.7	2.8
	23.7
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	23.1
Industrials	11.6	11.1
Health Care	10.9	9.5
Consumer Discretionary	10.8	13.9
Energy	10.8	15.2
Asset Allocation (% of fund's net assets)
As of July 31, 2010 *		As of January 31, 2010 **
	Stocks 99.4%		Stocks 100.0%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets† (0.2)%
* Foreign investments	6.3%	** Foreign investments	10.6%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 0.2%
Tenneco, Inc. (a)	56,400	$ 1,556,640
Automobiles - 0.4%
Bayerische Motoren Werke AG (BMW)	48,073	2,588,317
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc.	1,300	20,436
Starwood Hotels & Resorts Worldwide, Inc.	45,400	2,199,630
The Cheesecake Factory, Inc. (a)	48,500	1,136,840
WMS Industries, Inc. (a)	54,900	2,114,199
Wyndham Worldwide Corp.	71,600	1,827,948
		7,299,053
Household Durables - 3.8%
D.R. Horton, Inc.	614,770	6,774,765
Lennar Corp. Class A	272,400	4,023,348
Pulte Group, Inc. (a)	714,162	6,270,342
Stanley Black & Decker, Inc.	120,290	6,979,226
		24,047,681
Media - 2.7%
The Walt Disney Co.	222,471	7,495,048
Time Warner Cable, Inc.	64,900	3,710,333
Virgin Media, Inc.	287,190	6,183,201
		17,388,582
Specialty Retail - 1.2%
Advance Auto Parts, Inc.	49,300	2,639,029
Best Buy Co., Inc.	51,400	1,781,524
Group 1 Automotive, Inc. (a)	22,400	620,928
OfficeMax, Inc. (a)	87,200	1,246,088
TJX Companies, Inc.	29,900	1,241,448
		7,529,017
Textiles, Apparel & Luxury Goods - 1.3%
Phillips-Van Heusen Corp.	61,916	3,212,821
Polo Ralph Lauren Corp. Class A	32,900	2,599,429
VF Corp.	32,700	2,594,091
		8,406,341
TOTAL CONSUMER DISCRETIONARY		68,815,631
CONSUMER STAPLES - 7.3%
Beverages - 0.1%
Anheuser-Busch InBev SA NV	19,890	1,053,407
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	62,400	$ 1,915,056
Kroger Co.	148,100	3,136,758
Susser Holdings Corp. (a)	58,290	700,063
Wal-Mart Stores, Inc.	58,500	2,994,615
Whole Foods Market, Inc. (a)	49,200	1,868,124
		10,614,616
Household Products - 2.8%
Procter & Gamble Co.	294,600	18,017,736
Personal Products - 0.5%
Avon Products, Inc.	73,200	2,278,716
USANA Health Sciences, Inc. (a)	18,501	775,192
		3,053,908
Tobacco - 2.2%
Philip Morris International, Inc.	275,300	14,051,312
TOTAL CONSUMER STAPLES		46,790,979
ENERGY - 10.8%
Energy Equipment & Services - 3.4%
Baker Hughes, Inc.	148,575	7,171,715
Ensco International Ltd. ADR	89,000	3,721,090
National Oilwell Varco, Inc.	112,100	4,389,836
Noble Corp.	109,700	3,565,250
Pride International, Inc. (a)	111,232	2,646,209
		21,494,100
Oil, Gas & Consumable Fuels - 7.4%
Alpha Natural Resources, Inc. (a)	37,100	1,422,043
Apache Corp.	33,900	3,240,162
Cabot Oil & Gas Corp.	76,600	2,334,002
Chevron Corp.	194,600	14,830,466
Exxon Mobil Corp.	59,900	3,574,832
Frontier Oil Corp.	62,000	761,980
Marathon Oil Corp.	193,800	6,482,610
Pioneer Natural Resources Co.	100,668	5,830,691
Southwestern Energy Co. (a)	143,800	5,241,510
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Sunoco, Inc.	43,300	$ 1,544,511
Talisman Energy, Inc.	104,300	1,780,695
		47,043,502
TOTAL ENERGY		68,537,602
FINANCIALS - 26.3%
Capital Markets - 2.1%
Goldman Sachs Group, Inc.	22,648	3,415,771
Morgan Stanley	362,600	9,786,574
		13,202,345
Commercial Banks - 6.9%
City National Corp.	28,760	1,629,829
Comerica, Inc.	17,000	652,120
Huntington Bancshares, Inc.	312,700	1,894,962
PNC Financial Services Group, Inc.	86,800	5,155,052
Regions Financial Corp.	208,710	1,529,844
Southwest Bancorp, Inc., Oklahoma	38,809	564,671
SunTrust Banks, Inc.	86,100	2,234,295
SVB Financial Group (a)	44,115	1,905,327
U.S. Bancorp, Delaware	356,600	8,522,740
Wells Fargo & Co.	695,972	19,299,304
Wilshire Bancorp, Inc.	64,216	483,546
		43,871,690
Consumer Finance - 2.4%
American Express Co.	176,500	7,878,960
Capital One Financial Corp.	123,900	5,244,687
Discover Financial Services	140,200	2,140,854
		15,264,501
Diversified Financial Services - 7.8%
Bank of America Corp.	1,170,817	16,438,271
Citigroup, Inc. (a)	3,100,892	12,713,657
JPMorgan Chase & Co.	516,131	20,789,757
		49,941,685
Insurance - 3.6%
AFLAC, Inc.	30,663	1,508,362
Allstate Corp.	116,900	3,301,256
Assured Guaranty Ltd.	64,100	1,006,370
Delphi Financial Group, Inc. Class A	90,300	2,343,285
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Everest Re Group Ltd.	39,300	$ 3,050,466
Lincoln National Corp.	152,984	3,983,703
MetLife, Inc.	82,200	3,457,332
Unum Group	36,400	830,648
XL Capital Ltd. Class A	219,200	3,886,416
		23,367,838
Real Estate Investment Trusts - 1.7%
CBL & Associates Properties, Inc.	247,603	3,483,774
DiamondRock Hospitality Co.	214,746	1,992,843
Public Storage	19,900	1,952,588
The Macerich Co.	83,159	3,446,941
		10,876,146
Real Estate Management & Development - 1.8%
CB Richard Ellis Group, Inc. Class A (a)	481,700	8,188,900
Jones Lang LaSalle, Inc.	40,800	3,160,368
		11,349,268
TOTAL FINANCIALS		167,873,473
HEALTH CARE - 10.9%
Biotechnology - 1.8%
Amgen, Inc. (a)	86,691	4,727,260
ARIAD Pharmaceuticals, Inc. (a)	203,100	649,920
BioMarin Pharmaceutical, Inc. (a)	38,000	830,300
Genzyme Corp. (a)	13,200	918,192
Gilead Sciences, Inc. (a)	55,800	1,859,256
Incyte Corp. (a)	25,200	328,104
Keryx Biopharmaceuticals, Inc. (a)	159,400	599,344
United Therapeutics Corp. (a)	22,800	1,114,692
ZIOPHARM Oncology, Inc. (a)	131,199	490,684
		11,517,752
Health Care Equipment & Supplies - 0.7%
Abiomed, Inc. (a)	68,494	759,598
AGA Medical Holdings, Inc.	51,800	750,582
Cooper Companies, Inc.	34,200	1,329,012
Edwards Lifesciences Corp. (a)	8,000	462,400
Stryker Corp.	12,700	591,439
Wright Medical Group, Inc. (a)	42,100	657,181
		4,550,212
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 1.3%
CIGNA Corp.	97,600	$ 3,002,176
Emeritus Corp. (a)	65,050	1,119,511
Medco Health Solutions, Inc. (a)	76,681	3,680,688
Sunrise Senior Living, Inc. (a)	153,350	458,517
		8,260,892
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	34,800	580,812
MedAssets, Inc. (a)	26,528	621,020
		1,201,832
Life Sciences Tools & Services - 0.5%
Covance, Inc. (a)	19,100	740,316
PAREXEL International Corp. (a)	64,700	1,328,291
PerkinElmer, Inc.	59,400	1,155,924
		3,224,531
Pharmaceuticals - 6.4%
Ardea Biosciences, Inc. (a)	54,600	1,089,270
Biovail Corp.	40,700	888,871
Cadence Pharmaceuticals, Inc. (a)	74,400	569,904
Cardiome Pharma Corp. (a)	45,640	373,840
Johnson & Johnson	211,092	12,262,334
Merck & Co., Inc.	377,731	13,016,610
Pfizer, Inc.	699,596	10,493,940
Teva Pharmaceutical Industries Ltd. sponsored ADR	44,900	2,193,365
		40,888,134
TOTAL HEALTH CARE		69,643,353
INDUSTRIALS - 11.6%
Aerospace & Defense - 2.2%
DigitalGlobe, Inc. (a)	23,700	646,062
Precision Castparts Corp.	35,500	4,337,745
United Technologies Corp.	125,200	8,901,720
		13,885,527
Airlines - 0.6%
AMR Corp. (a)	74,900	530,292
Southwest Airlines Co.	187,494	2,259,303
UAL Corp. (a)	38,200	906,868
		3,696,463
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.5%
Owens Corning (a)	96,396	$ 3,034,546
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	31,600	1,006,776
Schawk, Inc. Class A	19,300	286,219
The Geo Group, Inc. (a)	35,900	774,722
		2,067,717
Construction & Engineering - 0.1%
KBR, Inc.	41,500	928,770
Electrical Equipment - 0.9%
Regal-Beloit Corp.	89,496	5,444,042
Industrial Conglomerates - 1.6%
General Electric Co.	486,352	7,839,994
Textron, Inc.	108,200	2,246,232
		10,086,226
Machinery - 2.4%
Cummins, Inc.	74,400	5,922,984
Danaher Corp.	102,800	3,948,548
Gardner Denver, Inc.	43,100	2,188,187
SPX Corp.	27,100	1,614,076
Timken Co.	57,000	1,916,340
		15,590,135
Marine - 0.1%
Alexander & Baldwin, Inc.	10,500	352,275
Professional Services - 0.5%
Equifax, Inc.	43,500	1,363,290
Manpower, Inc.	38,200	1,832,836
		3,196,126
Road & Rail - 2.4%
Con-way, Inc.	41,600	1,401,504
CSX Corp.	110,800	5,841,376
Union Pacific Corp.	109,400	8,168,898
		15,411,778
TOTAL INDUSTRIALS		73,693,605
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 1.7%
Adtran, Inc.	129,900	4,102,242
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc. (a)	144,778	$ 3,340,028
Juniper Networks, Inc. (a)	125,100	3,475,278
		10,917,548
Computers & Peripherals - 1.4%
Hewlett-Packard Co.	193,200	8,894,928
Electronic Equipment & Components - 2.0%
Amphenol Corp. Class A	39,714	1,779,187
Avnet, Inc. (a)	157,600	3,963,640
Flextronics International Ltd. (a)	313,300	1,948,726
Itron, Inc. (a)	32,432	2,110,350
Tyco Electronics Ltd.	111,600	3,013,200
		12,815,103
Internet Software & Services - 0.4%
eBay, Inc. (a)	129,300	2,703,663
IT Services - 0.7%
MasterCard, Inc. Class A	19,979	4,196,389
Office Electronics - 0.2%
Xerox Corp.	142,100	1,384,054
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. (a)(d)	360,800	2,702,392
Analog Devices, Inc.	44,500	1,322,095
ASML Holding NV	79,200	2,549,448
Avago Technologies Ltd.	72,300	1,573,248
KLA-Tencor Corp.	42,820	1,356,109
Lam Research Corp. (a)	89,900	3,792,881
Marvell Technology Group Ltd. (a)	90,500	1,350,260
Micron Technology, Inc. (a)	402,300	2,928,744
ON Semiconductor Corp. (a)	774,850	5,230,238
Standard Microsystems Corp. (a)	68,878	1,516,694
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36	364
		24,322,473
Software - 0.5%
BMC Software, Inc. (a)	37,600	1,337,808
Oracle Corp.	70,783	1,673,310
		3,011,118
TOTAL INFORMATION TECHNOLOGY		68,245,276
Common Stocks - continued
	Shares	Value
MATERIALS - 3.8%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	15,400	$ 1,117,732
Albemarle Corp.	75,764	3,304,826
CF Industries Holdings, Inc.	8,200	665,758
Clariant AG (Reg.) (a)	122,220	1,619,352
Praxair, Inc.	37,400	3,247,068
Solutia, Inc. (a)	206,400	2,912,304
Symrise AG	15,500	385,857
		13,252,897
Containers & Packaging - 0.6%
Ball Corp.	25,200	1,467,648
Owens-Illinois, Inc. (a)	73,500	2,032,275
		3,499,923
Metals & Mining - 0.7%
Carpenter Technology Corp.	42,700	1,492,365
Goldcorp, Inc.	25,100	984,026
Newcrest Mining Ltd.	35,628	1,054,505
Newmont Mining Corp.	18,800	1,050,920
		4,581,816
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	159,300	2,583,846
TOTAL MATERIALS		23,918,482
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 1.9%
AboveNet, Inc. (a)	74,353	3,955,580
Cbeyond, Inc. (a)	147,422	2,245,237
China Unicom (Hong Kong) Ltd. sponsored ADR	70,400	960,256
Iliad Group SA	7,493	659,693
Qwest Communications International, Inc.	788,700	4,464,042
		12,284,808
Wireless Telecommunication Services - 1.9%
American Tower Corp. Class A (a)	79,700	3,685,328
Leap Wireless International, Inc. (a)	1,500	17,835
SBA Communications Corp. Class A (a)	50,300	1,819,854
Sprint Nextel Corp. (a)	1,374,300	6,280,551
		11,803,568
TOTAL TELECOMMUNICATION SERVICES		24,088,376
Common Stocks - continued
	Shares	Value
UTILITIES - 3.4%
Electric Utilities - 2.8%
American Electric Power Co., Inc.	138,500	$ 4,983,230
FirstEnergy Corp.	117,500	4,429,750
PPL Corp.	294,703	8,042,445
		17,455,425
Independent Power Producers & Energy Traders - 0.6%
Calpine Corp. (a)	301,600	4,071,600
TOTAL UTILITIES		21,527,025
TOTAL COMMON STOCKS (Cost $615,448,057)		633,133,802
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 0.24% (b)	294,812	294,812
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	2,880,000	2,880,000
TOTAL MONEY MARKET FUNDS (Cost $3,174,812)		3,174,812
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $618,622,869)		636,308,614
NET OTHER ASSETS (LIABILITIES) - 0.1%		835,200
NET ASSETS - 100%		$ 637,143,814
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,374
Fidelity Securities Lending Cash Central Fund	27,885
Total	$ 34,259
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $270,550,560 of which $172,562,096 and $97,988,464 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $2,696,400) - See accompanying schedule: Unaffiliated issuers (cost $615,448,057)	$ 633,133,802
Fidelity Central Funds (cost $3,174,812)	3,174,812
Total Investments (cost $618,622,869)		$ 636,308,614
Receivable for investments sold		938,446
Receivable for fund shares sold		299,220
Dividends receivable		4,513,897
Distributions receivable from Fidelity Central Funds		617
Other receivables		10,582
Total assets		642,071,376

Liabilities
Payable for investments purchased	$ 1,079,101
Payable for fund shares redeemed	501,658
Accrued management fee	269,940
Other affiliated payables	153,803
Other payables and accrued expenses	43,060
Collateral on securities loaned, at value	2,880,000
Total liabilities		4,927,562

Net Assets		$ 637,143,814
Net Assets consist of:
Paid in capital		$ 904,280,332
Undistributed net investment income		5,623,822
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(290,446,085)
Net unrealized appreciation (depreciation) on investments		17,685,745
Net Assets		$ 637,143,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2010

Fidelity Value Discovery: Net Asset Value, offering price and redemption price per share ($598,560,575 ÷ 46,373,203 shares)	$ 12.91

Class K: Net Asset Value, offering price and redemption price per share ($38,583,239 ÷ 2,986,591 shares)	$ 12.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 9,811,244
Special dividends		4,216,671
Income from Fidelity Central Funds		34,259
Total income		14,062,174

Expenses
Management fee Basic fee	$ 3,836,130
Performance adjustment	540,144
Transfer agent fees	1,762,034
Accounting and security lending fees	259,024
Custodian fees and expenses	30,652
Independent trustees' compensation	4,005
Registration fees	43,538
Audit	45,853
Legal	3,252
Interest	102
Miscellaneous	12,312
Total expenses before reductions	6,537,046
Expense reductions	(76,485)	6,460,561
Net investment income (loss)		7,601,613
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,207)	87,796,814
Foreign currency transactions	(2,878)
Total net realized gain (loss)		87,793,936
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,116,169)
Assets and liabilities in foreign currencies	(411)
Total change in net unrealized appreciation (depreciation)		(12,116,580)
Net gain (loss)		75,677,356
Net increase (decrease) in net assets resulting from operations		$ 83,278,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,601,613	$ 11,108,306
Net realized gain (loss)	87,793,936	(319,522,868)
Change in net unrealized appreciation (depreciation)	(12,116,580)	62,336,422
Net increase (decrease) in net assets resulting from operations	83,278,969	(246,078,140)
Distributions to shareholders from net investment income	(7,065,572)	(11,974,610)
Distributions to shareholders from net realized gain	-	(1,351,299)
Total distributions	(7,065,572)	(13,325,909)
Share transactions - net increase (decrease)	(112,079,891)	(82,875,605)
Total increase (decrease) in net assets	(35,866,494)	(342,279,654)

Net Assets
Beginning of period	673,010,308	1,015,289,962
End of period (including undistributed net investment income of $5,623,822 and undistributed net investment income of $5,101,237, respectively)	$ 637,143,814	$ 673,010,308

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Discovery

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 15.12	$ 18.94	$ 16.53	$ 15.24
Income from Investment Operations
Net investment income (loss) B	.14 E	.17	.19	.13	.09
Net realized and unrealized gain (loss)	1.31	(3.51)	(2.79)	2.85	1.77
Total from investment operations	1.45	(3.34)	(2.60)	2.98	1.86
Distributions from net investment income	(.12)	(.18)	(.12)	(.10)	(.03)
Distributions from net realized gain	-	(.02)	(1.10)	(.47)	(.54)
Total distributions	(.12)	(.20)	(1.22)	(.57)	(.57)
Net asset value, end of period	$ 12.91	$ 11.58	$ 15.12	$ 18.94	$ 16.53
Total Return A	12.60%	(22.14)%	(14.66)%	18.59%	12.54%
Ratios to Average Net Assets C, F
Expenses before reductions	.96%	.93%	.94%	.87%	.94%
Expenses net of fee waivers, if any	.96%	.93%	.94%	.87%	.94%
Expenses net of all reductions	.95%	.92%	.94%	.87%	.91%
Net investment income (loss)	1.10% E	1.61%	1.08%	.74%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 598,561	$ 642,054	$ 1,015,200	$ 1,211,951	$ 730,891
Portfolio turnover rate D	116%	165%	149%	146%	202%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 15.12	$ 16.87
Income from Investment Operations
Net investment income (loss) D	.17 G	.18	.05
Net realized and unrealized gain (loss)	1.31	(3.49)	(1.80)
Total from investment operations	1.48	(3.31)	(1.75)
Distributions from net investment income	(.15)	(.20)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	(.15)	(.22)	-
Net asset value, end of period	$ 12.92	$ 11.59	$ 15.12
Total Return B, C	12.84%	(21.94)%	(10.37)%
Ratios to Average Net Assets E, I
Expenses before reductions	.75%	.69%	.79% A
Expenses net of fee waivers, if any	.75%	.69%	.79% A
Expenses net of all reductions	.74%	.69%	.79% A
Net investment income (loss)	1.31% G	1.84%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,583	$ 30,957	$ 90
Portfolio turnover rate F	116%	165%	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Fidelity Value Discovery and Class K to eligible shareholders of Fidelity Value Discovery. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 54,376,732
Gross unrealized depreciation	(56,586,513)
Net unrealized appreciation (depreciation)	$ (2,209,781)

Tax Cost	$ 638,518,395

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,623,823
Capital loss carryforward	$ (270,550,560)
Net unrealized appreciation (depreciation)	$ (2,209,781)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 7,065,572	$ 13,036,851
Long-term Capital Gains	-	289,058
Total	$ 7,065,572	$ 13,325,909

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $781,136,791 and $894,580,175, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Value Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Value Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Fidelity Value Discovery	$ 1,743,156.27
Class K	18,878.05
	$ 1,762,034

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,659 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,993,000.46%		$ 102

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,747 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $27,885.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $76,485 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Fidelity Value Discovery	$ 6,660,186	$ 11,751,664
Class K	405,386	222,946
Total	$ 7,065,572	$ 11,974,610

Annual Report

9. Distributions to Shareholders - continued

Years ended July 31,	2010	2009
From net realized gain
Fidelity Value Discovery	$ -	$ 1,351,180
Class K	-	119
Total	$ -	$ 1,351,299

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Fidelity Value Discovery
Shares sold	4,484,394	14,998,623	$ 57,961,680	$ 168,702,725
Conversion to Class K	(48,166)	(2,614,594)	(581,847)	(34,210,488)
Reinvestment of distributions	507,589	1,025,702	6,324,835	12,527,623
Shares redeemed	(14,013,543)	(25,116,057)	(179,818,743)	(264,379,930)
Net increase (decrease)	(9,069,726)	(11,706,326)	$ (116,114,075)	$ (117,360,070)
Class K
Shares sold	971,488	932,389	$ 12,501,266	$ 9,034,127
Conversion from Fidelity Value Discovery	48,084	2,614,497	581,847	34,210,488
Reinvestment of distributions	32,528	22,509	405,386	223,065
Shares redeemed	(736,068)	(904,764)	(9,454,315)	(8,983,215)
Net increase (decrease)	316,032	2,664,631	$ 4,034,184	$ 34,484,465

A Conversion transactions for Class K and Fidelity Value Discovery are presented for the period August 1, 2009 through August 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis
Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

FVD-K-UANN-0910
1.863358.101

Item 2. Code of Ethics

As of the end of the period, July 31, 2010, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Value Discovery Fund (the "Fund"):

Services Billed by Deloitte Entities

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Value Discovery Fund	$33,000	$-	$5,100	$-

July 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Value Discovery Fund	$34,000	$-	$5,100	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund (the "Fund"):

Services Billed by PwC

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$163,000	$-	$4,100	$16,100

July 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$169,000	$-	$4,200	$21,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2010A	July 31, 2009A
Audit-Related Fees	$720,000	$815,000
Tax Fees	$-	$2,000
All Other Fees	$450,000	$405,000

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2010A	July 31, 2009A
Audit-Related Fees	$2,180,000	$3,245,000
Tax Fees	$-	$2,000
All Other Fees	$145,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2010 A	July 31, 2009 A
PwC	$4,510,000	$4,030,000
Deloitte Entities	$1,210,000	$1,340,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 27, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 27, 2010